UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07478

Name of Fund:	BlackRock MuniVest Fund II, Inc. (MVT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2022

Date of reporting period: 04/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2022

2022 Annual Report

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock Municipal Income Fund, Inc. (MUI)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Municipal Market Overview For the Reporting Period Ended April 30, 2022

Municipal Market Conditions

Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by waning COVID-19 variant fears, a strong domestic economy, surging inflation, the first Fed rate hike since 2018, and heightened expectations for future interest rate raises. Although credit fundamentals remained strong, bolstered by robust revenue growth and elevated fund balances, supply-and-demand technicals became challenged late in the period and drove considerable municipal underperformance versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and lower-rated bonds performed best, though higher-rated bonds outperformed more recently.

During the 12 months ended April 30, 2022, municipal bond funds experienced net outflows totaling $2 billion (based on data from the Investment Company Institute). The post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, ended abruptly in early 2022 as performance turned starkly negative. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $446 billion in issuance, slightly below the $448 billion issued during the prior 12-months. New issue oversubscriptions waned late in the period as sentiment turned less constructive.

Bloomberg Municipal Bond Index Total Returns as of April 30, 2022 6 months: (7.90)% 12 months: (7.88)%

A Closer Look at Yields

AAA Municipal Yield Curves

From April 30, 2021 to April 30, 2022, yields on AAA-rated 30-year municipal bonds increased by 146 basis points (“bps”) from 1.59% to 3.05%, while ten-year rates increased by 173 bps from 0.99% to 2.72% and five-year rates increased by 202 bps from 0.43% to 2.45% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 66 bps, lagging the 186 bps of flattening experienced in the U.S. Treasury curve.

After maintaining historically tight valuations for most of the reporting period, the selloff experienced in 2022 has restored value to the asset class. Municipal-to- Treasury ratios are through their 5-year averages in the intermediate and long-end of the curve, while yields on municipals exceed yields on both the S&P 500 and investment-grade corporates on an after-tax basis.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and continue to do so in 2022. While solid revenue collections, particularly sales and personal income tax receipts, continue to grow in this inflationary environment, higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. While overall credit fundamentals are expected to remain sturdy, prolonged inflation could hurt consumer spending and eventually become a headwind to economic growth and employment expansion. At this point, tax receipts could come under pressure, although states with significant oil and gas production would benefit. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of April 30, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of April 30, 2022	BlackRock MuniAssets Fund, Inc. (MUA)

Investment Objective

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by S&P Global Ratings, or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2022 ($11.90)(a)	4.59%
Tax Equivalent Yield(b)	7.75%
Current Monthly Distribution per Common Share(c)	$0.0455
Current Annualized Distribution per Common Share(c)	$0.5460
Leverage as of April 30, 2022(d)	31%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/22	04/30/21	Change	High	Low

Closing Market Price	$11.90	$15.26	(22.02)%	$17.46	$11.70
Net Asset Value	12.42	14.77	(15.91)	15.23	12.42

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Performance

Returns for the period ended April 30, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(11.63)%	2.27%	4.40%
Fund at Market Price(a)(b)	(18.05)	0.35	4.21

High Yield Customized Reference Benchmark(c)	(6.91)	3.59	N/A
Bloomberg Municipal High Yield Bond Index	(6.23)	4.35	4.83
Lipper High Yield Municipal Debt Funds at NAV(d)	(11.78)	2.11	4.08
Lipper High Yield Municipal Debt Funds at Market Price(d)	(17.01)	0.95	2.87

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The High Yield Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Rated Baa Index (20%), the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (60%) and the Bloomberg Municipal Investment Grade ex BBB Index (20%). Effective October 1, 2021, the Fund changed its reporting benchmark from Lipper High Yield Municipal Debt Funds to the High Yield Customized Reference Benchmark. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund. The High Yield Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the 12-month period. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in high-quality, short-maturity issues—while producing negative absolute returns—posted smaller losses than the Fund as a whole. The bonds of Puerto Rico Electric Power Authority outperformed, as well. On the other hand, positions in longer-dated bonds generally underperformed due to their above-average interest-rate sensitivity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2022 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/22	04/30/21

Education	16%	14%
County/City/Special District/School District	14	16
Transportation	13	13
State	13	13
Health	10	9
Utilities	9	12
Tobacco	9	11
Housing	8	4
Corporate	8	8

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	11%
2023	10
2024	6
2025	5
2026	7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	04/30/22		04/30/21

AAA/Aaa	1%		—%
AA/Aa	15		17
A	11		8
BBB/Baa	10		12
BB/Ba	12		9
B	3		7
CCC/Caa	—	(e)	—
C	—		3
N/R(f)	48		44

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2022 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Fund’s total investments.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI)

Investment Objective

BlackRock Municipal Income Fund, Inc.’s (MUI) (formerly known as BlackRock Muni Intermediate Duration Fund, Inc.) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On September 24, 2021, the Board of Directors of the Fund approved a change in the name of the Fund from BlackRock Muni Intermediate Duration Fund, Inc. to BlackRock Municipal Income Fund, Inc. and the elimination of the Fund’s non-fundamental policy to maintain a dollar-weighted average portfolio duration, as calculated by the investment adviser, of three to ten years. Such changes became effective on October 1, 2021.

On September 24, 2021, the Board of Trustees of BlackRock MuniHoldings Investment Quality Fund (MFL) and the Board of Directors of MUI each approved the reorganization of MFL into MUI. The reorganization was approved by each Fund’s shareholders and was completed on April 11, 2022.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2022 ($12.26)(a)	5.29%
Tax Equivalent Yield(b)	8.94%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Leverage as of April 30, 2022(d)	43%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/22	04/30/21	Change	High	Low

Closing Market Price	$12.26	$15.09	(18.75)%	$16.11	$12.16
Net Asset Value	13.45	16.11	(16.51)	16.29	13.45

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2022 (continued)	BlackRock Municipal Income Fund, Inc. (MUI)

Performance

Returns for the period ended April 30, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(12.79)%	1.83%	3.34%
Fund at Market Price(a)(b)	(15.13)	1.64	2.24

National Customized Reference Benchmark(c)	(7.72)	2.06	N/A
Bloomberg Municipal Bond Index	(7.88)	1.80	2.47
Lipper Intermediate Municipal Debt Funds at NAV(d)	(10.08)	1.75	2.88
Lipper Intermediate Municipal Debt Funds at Market Price(d)	(12.40)	1.55	2.10

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmark from Lipper Intermediate Municipal Debt Funds to the National Customized Reference Benchmark. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the past 12 months. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

The Fund’s long duration positioning detracted from performance at a time of rising yields. (Duration is a measure of interest-rate sensitivity.) Yield curve positioning further detracted, as holdings in bonds with maturities 10 to 15 years lagged, as did those with maturities of 20 years and longer. The Fund’s use of leverage, while augmenting income, amplified the effect of falling prices. Positions in bonds with lower coupons (5% and below) detracted due to their higher interest-rate sensitivity. At the sector level, holdings in transportation, state tax-backed and healthcare issues were the largest detractors.

Portfolio income contributed to performance, as did positions in shorter-dated, pre-refunded bonds. In addition, the Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock Municipal Income Fund, Inc. (MUI)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/22	04/30/21

Transportation	31%	24%
State	19	21
Health	14	12
County/City/Special District/School District	11	13
Education	9	12
Utilities	7	7
Corporate	4	4
Tobacco	3	4
Housing	2	2
Other	—	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	2%
2023	13
2024	6
2025	6
2026	13

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	04/30/22		04/30/21

AAA/Aaa	6%		3%
AA/Aa	43		33
A	32		33
BBB/Baa	7		17
BB/Ba	4		5
B	—	(e)	1
N/R(f)	8		8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2022 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD)

Investment Objective

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2022 ($12.87)(a)	5.64%
Tax Equivalent Yield(b)	9.53%
Current Monthly Distribution per Common Share(c)	$0.0605
Current Annualized Distribution per Common Share(c)	$0.7260
Leverage as of April 30, 2022(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/22	04/30/21	Change	High	Low

Closing Market Price	$12.87	$16.33	(21.19)%	$17.40	$12.87
Net Asset Value	14.27	17.30	(17.51)	17.70	14.27

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Performance

Returns for the period ended April 30, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(13.64)%	1.72%	3.88%
Fund at Market Price(a)(b)	(17.48)	(0.12)	2.40

National Customized Reference Benchmark(c)	(7.72)	2.06	N/A
Bloomberg Municipal Bond Index	(7.88)	1.80	2.47
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(d)	(11.81)	2.10	3.76
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(d)	(16.63)	1.62	3.09

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmark from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the 12-month period. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in high-quality, short-maturity bonds—while producing negative absolute returns—posted smaller losses than the Fund as a whole. On the other hand, positions in longer-dated issues generally underperformed due to their above-average interest-rate sensitivity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2022 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/22	04/30/21

Transportation	21%	21%
Health	17	15
County/City/Special District/School District	15	16
State	13	15
Utilities	10	10
Housing	8	4
Education	8	8
Tobacco	5	6
Corporate	3	4
Other	—	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	6%
2023	11
2024	5
2025	7
2026	5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	04/30/22	04/30/21

AAA/Aaa	5%	3%
AA/Aa	42	41
A	28	26
BBB/Baa	9	14
BB/Ba	5	4
B	1	1
C	—	—	(e)
N/R(f)	10	11

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2022 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Fund’s total investments.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Objective

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2022 ($11.89)(a)	5.90%
Tax Equivalent Yield(b)	9.97%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Leverage as of April 30, 2022(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on June 1, 2022, was decreased to $0.0500 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/22	04/30/21	Change	High	Low

Closing Market Price	$11.89	$15.15	(21.52)%	$16.81	$11.77
Net Asset Value	12.91	15.60	(17.24)	16.01	12.91

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	15

Fund Summary as of April 30, 2022 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Performance

Returns for the period ended April 30, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(13.19)%	1.89%	3.81%
Fund at Market Price(a)(b)	(17.67)	(0.12)	2.43

National Customized Reference Benchmark(c)	(7.72)	2.06	N/A
Bloomberg Municipal Bond Index	(7.88)	1.80	2.47
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(d)	(11.81)	2.10	3.76
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(d)	(16.63)	1.62	3.09

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmark from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the 12-month period. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in high-quality, short-maturity bonds—while producing negative absolute returns—posted smaller losses than the Fund as a whole. On the other hand, positions in longer-dated issues generally underperformed due to their above-average interest-rate sensitivity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/22	04/30/21

Health	20%	18%
Transportation	20	21
State	15	18
County/City/Special District/School District	10	11
Utilities	10	11
Education	8	8
Tobacco	8	8
Housing	6	1
Corporate	3	4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	7%
2023	7
2024	6
2025	8
2026	6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	04/30/22	04/30/21

AAA/Aaa	5%	5%
AA/Aa	35	32
A	31	27
BBB/Baa	9	16
BB/Ba	7	7
B	2	2
C	—	1
N/R(e)	11	10

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2022 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Fund’s total investments.

F U N D S U M M A R Y	17

Schedule of Investments April 30, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Education — 0.5%
Capital Trust Agency, Inc., RB
8.25%, 01/01/44	$515	$10,300
8.25%, 01/01/49	1,105	22,100
Grand Canyon University, 5.13%, 10/01/28	2,625	2,526,563

Total Corporate Bonds — 0.5% (Cost: $3,569,038)		2,558,963

Municipal Bonds

Alabama — 1.6%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	3,745	4,052,135
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	2,140	2,521,496
MidCity Improvement District, SAB
4.25%, 11/01/32	160	149,809
4.50%, 11/01/42	255	221,973
4.75%, 11/01/49	270	232,500
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32(b)	353	338,684

		7,516,597

Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Series A, Class 1, 4.00%, 06/01/50	1,000	929,538

Arizona — 4.7%
Arizona Industrial Development Authority, RB 7.10%, 01/01/55(b)	1,705	1,487,982
Class B, 4.00%, 07/01/41	160	145,164
Class B, 4.00%, 07/01/51	445	379,762
Class B, 4.00%, 07/01/61	890	743,746
Series A, 5.00%, 12/15/39(b)	250	252,054
Series A, 4.00%, 07/01/51	445	393,352
Series A, 4.00%, 07/01/61	910	779,288
Series B, 5.13%, 07/01/47(b)	665	684,846
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	960	972,672
Series A, 5.25%, 07/01/47	1,765	1,778,624
Series A, 5.50%, 07/01/52	1,775	1,859,513
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	100	104,941
5.00%, 05/15/56	405	422,675
Industrial Development Authority of the City of Phoenix, RB(b)
Series A, 6.50%, 07/01/34	570	602,487
Series A, 6.75%, 07/01/44	1,000	1,071,837
Industrial Development Authority of the City of Phoenix, Refunding RB(b)
5.00%, 07/01/35	625	629,603
5.00%, 07/01/45	1,425	1,425,233
Series A, 5.00%, 07/01/35	260	261,915
Industrial Development Authority of the County of Pima, Refunding RB(b)
4.00%, 06/15/51	1,155	992,761
5.00%, 07/01/56	480	466,314
4.00%, 06/15/57	890	737,703

Security	Par (000)	Value

Arizona (continued)
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(b)	$875	$892,942
Maricopa County Industrial Development Authority, RB(b)
5.25%, 10/01/40	465	497,547
5.50%, 10/01/51	465	497,391
AMT, 4.00%, 10/15/47	2,295	2,104,949
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,650	1,825,779
Tempe Industrial Development Authority, Refunding RB, 4.00%, 12/01/46	330	296,984

		22,308,064

Arkansas(b) — 2.6%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	3,815	3,517,716
Series A, AMT, 4.75%, 09/01/49	9,090	8,691,204

		12,208,920

California — 9.2%
California Community Housing Agency, RB, M/F Housing(b)
3.00%, 08/01/56	890	624,169
Series A, 5.00%, 04/01/49	240	206,276
Series A-2, 4.00%, 08/01/47	1,550	1,246,882
California Municipal Finance Authority, RB
Series A, 5.50%, 08/01/34(b)	295	300,702
Series A, 6.00%, 08/01/44(b)	665	680,957
Series A, 3.00%, 02/01/46	315	245,459
Series A, 6.13%, 08/01/49(b)	580	593,856
Series A, 4.00%, 02/01/51	245	236,073
California Public Finance Authority, RB, Series A, 6.25%, 07/01/54(b)	1,780	1,964,444
California School Finance Authority, RB
6.65%, 07/01/33	435	446,156
6.90%, 07/01/43	975	999,383
Series A, 6.40%, 07/01/48	1,570	1,620,198
California Statewide Communities Development Authority, RB, 5.25%, 12/01/38(b)	580	637,929
California Statewide Financing Authority, RB, Series B, 6.00%, 05/01/43	1,650	1,652,628
CMFA Special Finance Agency I, RB, M/F Housing, Series A, 4.00%, 04/01/56(b)	3,300	2,792,948
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(b)	485	382,617
CMFA Special Finance Agency, RB, M/F Housing, Series A-1, 3.00%, 12/01/56(b)	120	79,730
CSCDA Community Improvement Authority, RB, M/F Housing(b)
2.65%, 12/01/46	615	484,859
3.13%, 07/01/56	990	698,499
3.25%, 07/01/56	335	245,224
3.00%, 09/01/56	1,570	1,105,013
4.00%, 12/01/56	2,420	1,813,088
4.00%, 03/01/57	700	523,190
3.25%, 05/01/57	505	363,280
4.00%, 06/01/57	2,630	1,977,102
4.00%, 07/01/58	815	596,196
Series B, 4.00%, 12/01/59	6,035	4,024,941
Senior Lien, 3.00%, 06/01/47	465	357,538
Senior Lien, 3.13%, 06/01/57	890	620,511
Series B, Sub Lien, 4.00%, 12/01/59	4,000	2,487,872

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/22(c)	$610	$611,845
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(d)	28,850	3,160,402
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 0.00%, 07/01/61(b)(e)	1,705	803,994
Riverside County Transportation Commission, RB, Series A, Senior Lien, 5.75%, 06/01/23(c)	2,885	2,996,817
San Diego County Regional Airport Authority, ARB, Series B, AMT, 4.00%, 07/01/56	5,000	4,613,240
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(b)(d)
Series D, 0.00%, 08/01/26	1,250	1,026,292
Series D, 0.00%, 08/01/43	1,500	525,926

		43,746,236

Colorado — 3.0%
9th Avenue Metropolitan District No.2, GO, 5.00%, 12/01/48	910	912,160
Arista Metropolitan District, Refunding GO, Series A, 5.00%, 12/01/38	1,240	1,254,871
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(b)	665	536,507
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	575	574,218
Colorado Health Facilities Authority, RB
Series A, 5.00%, 05/15/35	515	492,838
Series A, 5.00%, 05/15/44	385	347,575
Series A, 5.00%, 05/15/49	260	226,316
Series A, 5.00%, 05/15/58	540	452,293
Fitzsimons Village Metropolitan District No 3, Refunding GO, Series A-1, 4.25%, 12/01/55	1,735	1,376,568
Green Valley Ranch East Metropolitan District No.6, GO, Series A, 5.88%, 12/01/50	935	927,452
Horizon Metropolitan District No. 2, GO, Series A, 4.50%, 12/01/50	520	403,715
Inspiration Metropolitan District, GO, Series B, Subordinate, 5.00%, 12/15/36	812	692,086
Karl’s Farm Metropolitan District No.2, GO, Series A, 5.63%, 12/01/50(b)	545	521,964
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	790	651,210
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	500	502,025
Palisade Metropolitan District No.2, GO, Subordinate, 7.25%, 12/15/49	1,211	1,112,470
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	760	788,928
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	1,365	1,323,448
Southlands Metropolitan District No.1, Refunding GO, Series A-1, 5.00%, 12/01/47	410	409,443
Waters’ Edge Metropolitan District No.2, GO, 5.00%, 12/01/51	790	658,991

		14,165,078

Connecticut — 1.3%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, 3.00%, 11/15/38	1,300	1,160,349

Security	Par (000)	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, RB(b)
Series A, 5.00%, 01/01/45	$325	$334,361
Series A, 5.00%, 01/01/55	435	442,998
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	1,385	1,414,264
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(b)	957	983,221
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30(b)	1,835	1,950,361

		6,285,554

Delaware — 0.3%
Affordable Housing Opportunities Trust, RB, Class B, 6.88%, 05/01/39(b)	1,220	1,220,000

District of Columbia — 0.7%
District of Columbia Tobacco Settlement Financing Corp., RB, CAB, Series A, 0.00%, 06/15/46(d)	15,400	3,124,444

Florida — 14.2%
Babcock Ranch Community Independent Special District, SA
5.00%, 05/01/42	510	507,445
5.00%, 05/01/53	510	495,741
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,290	1,304,711
Brevard County Health Facilities Authority, Refunding RB(b)
4.00%, 11/15/23	125	126,267
4.00%, 11/15/24	440	445,693
4.00%, 11/15/25	460	466,795
4.00%, 11/15/27	495	502,190
4.00%, 11/15/29	435	439,498
4.00%, 11/15/32	450	450,761
4.00%, 11/15/35	675	666,689
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	1,495	1,544,899
Capital Trust Agency, Inc., RB, Series A, 5.75%, 06/01/54(b)	940	922,706
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(b)(d)	53,225	3,508,432
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	245	251,413
AMT, 5.00%, 10/01/49	1,170	1,168,167
AMT, 4.00%, 10/01/51	850	714,225
Collier County Industrial Development Authority, Refunding RB, Series A, 8.13%, 05/15/44(b)(f)(g)	630	430,371
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/50	730	199,295
Series A-2, 0.00%, 10/01/51	875	227,049
Series A-2, 0.00%, 10/01/52	875	219,862
Series A-2, 0.00%, 10/01/53	2,325	545,113
Series A-2, 0.00%, 10/01/54	875	195,291
Florida Development Finance Corp., RB
5.00%, 06/15/56(b)	1,150	1,039,439
Series A, 5.75%, 06/15/29	690	706,865
Series A, 6.00%, 06/15/34	835	856,359
Series A, 6.13%, 06/15/44	3,180	3,245,441
Series A, 5.13%, 06/15/55(b)	3,645	3,147,611

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB (continued)
Series B, 4.50%, 12/15/56(b)	$3,985	$3,087,721
Series C, 5.75%, 12/15/56(b)	1,325	1,065,394
AMT, 5.00%, 05/01/29(b)	2,155	2,191,577
Series A, AMT, 5.00%, 08/01/29(a)(b)	1,550	1,556,456
Florida Development Finance Corp., Refunding RB, 5.00%, 06/01/51	355	325,912
Greeneway Improvement District, SAB, 5.13%, 05/01/43	1,280	1,292,794
Lakewood Ranch Stewardship District, SAB
4.25%, 05/01/26	125	125,848
4.95%, 05/01/29(b)	360	372,375
5.50%, 05/01/39(b)	365	386,203
3.00%, 05/01/41	275	225,326
5.13%, 05/01/46	770	782,050
5.65%, 05/01/48(b)	610	643,384
Series 1B, 4.75%, 05/01/29	565	579,297
Series 1B, 5.30%, 05/01/39	645	674,807
Series 1B, 5.45%, 05/01/48	1,150	1,199,372
Laurel Road Community Development District, SAB
Series A-1, 2.60%, 05/01/26	100	96,859
Series A-1, 3.00%, 05/01/31	100	92,384
Series A-1, 3.25%, 05/01/41	190	159,005
Series A-1, 4.00%, 05/01/52	300	265,378
Series A-2, 3.13%, 05/01/31	445	402,721
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	8,125	5,869,110
Miami-Dade County Industrial Development Authority, RB, 5.00%, 01/15/48	915	946,316
Midtown Miami Community Development District, Refunding SAB
Series A, 5.00%, 05/01/37	845	846,351
Series B, 5.00%, 05/01/37	495	495,791
North River Ranch Community Development District, SAB
Series A-1, 4.00%, 05/01/40	310	279,881
Series A-1, 4.25%, 05/01/51	530	467,125
Series A-2, 4.20%, 05/01/35	450	413,298
Series A-3, 4.75%, 05/01/40	600	544,970
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.25%, 06/01/34	500	511,758
Rolling Hills Community Development District, Refunding SA, 3.65%, 05/01/32	1,000	909,513
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(f)(g)	3,321	3,036,733
Sawyers Landing Community Development District, SAB, 4.25%, 05/01/53	1,145	1,066,209
Seminole County Industrial Development Authority, Refunding RB, 5.75%, 11/15/54	985	921,662
South Broward Hospital District, RB, 3.00%, 05/01/51	7,355	5,799,678
Tolomato Community Development District, Refunding SAB, Series 2015-2, 0.00%, 05/01/40(e)	805	584,447
Tolomato Community Development District, Refunding SAB, CAB, Series A-4, Convertible, 6.61%, 05/01/40.	305	305,000
Tolomato Community Development District, SAB(f)(g)
3rd Series, 6.65%, 05/01/40	710	7
Series 2015-3, 6.61%, 05/01/40	875	9
Trout Creek Community Development District, SAB 5.38%, 05/01/38	430	442,995

Security	Par (000)	Value

Florida (continued)
Trout Creek Community Development District, SAB (continued)
5.50%, 05/01/49	$1,105	$1,128,732
Village Community Development District No.9, SAB, 5.50%, 05/01/42	1,045	1,045,000
West Villages Improvement District, SAB
4.75%, 05/01/39	455	450,935
5.00%, 05/01/50	940	926,491
Windward at Lakewood Ranch Community Development District, SAB
4.00%, 05/01/42	255	226,661
4.25%, 05/01/52	310	272,585

		67,344,448

Georgia — 1.0%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	765	668,454
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	560	616,760
Series A, 5.00%, 05/15/36	560	618,701
Series A, 5.00%, 05/15/37	615	680,956
Series A, 5.00%, 05/15/38	340	377,093
Series A, 5.00%, 05/15/49	1,130	1,262,815
Private Colleges & Universities Authority, Refunding RB, 4.00%, 10/01/50	345	340,368

		4,565,147

Guam — 0.1%
Territory of Guam, Refunding RB, Series A, 5.00%, 11/01/35	385	404,574

Idaho — 0.1%
Idaho Housing & Finance Association, RB, Series A, 6.95%, 06/15/55(b)	580	577,635

Illinois — 8.4%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,020	1,028,345
Series A, 4.00%, 12/01/47	1,665	1,470,315
Series C, 5.25%, 12/01/35	1,655	1,707,784
Series D, 5.00%, 12/01/46	2,155	2,195,676
Series H, 5.00%, 12/01/46	720	736,272
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	745	746,263
Series C, 5.00%, 12/01/25	725	765,883
Series D, 5.00%, 12/01/31	1,000	1,051,791
Series G, 5.00%, 12/01/44	2,150	2,220,806
City of Chicago Illinois, Refunding GO
4.00%, 01/01/37	1,709	1,609,003
Series A, 6.00%, 01/01/38	1,260	1,350,331
Illinois Finance Authority, RB(b)
5.00%, 07/01/51	2,000	1,669,376
5.00%, 07/01/56	2,000	1,624,036
Illinois Finance Authority, Refunding RB
6.60%, 07/01/24	450	444,187
6.00%, 02/01/34	365	373,116
6.13%, 02/01/45	860	873,734
Illinois State Toll Highway Authority, RB
Series A, 4.00%, 01/01/46	5,680	5,651,719
Series A, 5.00%, 01/01/46	1,770	1,960,491
Metropolitan Pier & Exposition Authority, RB Series A, 5.50%, 06/15/53	2,370	2,449,867

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, RB (continued)
Series A, 5.00%, 06/15/57	$1,020	$1,042,661
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/52	1,805	1,661,055
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(d)	14,000	2,472,596
Sales Tax Securitization Corp., Refunding RB, Series A, 2nd Lien, 5.00%, 01/01/33	725	827,185
State of Illinois, GO
5.50%, 05/01/30	530	589,593
5.50%, 05/01/39	1,055	1,151,190
Series A, 5.00%, 01/01/33	740	741,172
Village of Lincolnshire Illinois, ST, 6.25%, 03/01/34	1,374	1,375,529

		39,789,976

Indiana — 2.7%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	825	881,464
AMT, 7.00%, 01/01/44	2,000	2,133,094
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)	1,715	1,716,530
City of Whiting, RB, AMT, 3.00%, 11/01/51	5,000	3,882,190
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/23(c)	2,025	2,081,384
Series A, AMT, 6.75%, 05/01/39	1,060	1,264,675
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(b)	1,230	1,119,435

		13,078,772

Iowa — 0.5%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	150	155,090
Series B, 5.25%, 12/01/50(a)	2,085	2,184,023

		2,339,113

Kansas — 0.3%
City of Manhattan KS, RB, Series A, 4.00%, 06/01/52	480	420,551
City of Shawnee Kansas, RB(b)
5.00%, 08/01/41	230	227,927
5.00%, 08/01/56	850	811,702

		1,460,180

Kentucky — 1.0%
City of Henderson KY, RB, AMT, 4.70%, 01/01/52(b)	660	623,067
Kentucky Public Transportation Infrastructure Authority, RB, Series A, 5.75%, 07/01/23(c)	4,000	4,163,068

		4,786,135

Louisiana — 2.2%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(b)	2,340	2,010,369
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	930	867,258
Parish of St. James Louisiana, RB, 2nd Series, 6.35%, 07/01/40(b)	1,580	1,799,849
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	5,570	5,697,102

		10,374,578

Security	Par (000)	Value

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	$1,045	$869,943

Maryland — 1.9%
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	1,930	2,046,387
Maryland Economic Development Corp., RB
5.00%, 07/01/56	360	368,265
AMT, 5.25%, 06/30/55	1,555	1,609,912
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	3,010	3,199,615
Montgomery County Housing Opportunities Commission, RB, M/F Housing, Series C, (FHA), 2.85%, 01/01/51	2,645	2,035,618

		9,259,797

Massachusetts — 0.3%
Massachusetts Development Finance Agency, RB, 4.00%, 06/01/56	430	400,090
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/45	170	157,505
4.00%, 07/01/50	325	293,761
Series B, 4.00%, 06/01/50	580	552,262

		1,403,618

Michigan — 0.7%
Advanced Technology Academy, Refunding RB, 5.00%, 11/01/44	415	409,712
City of Detroit Michigan, GO
5.00%, 04/01/34	285	300,205
5.00%, 04/01/35	285	299,557
5.00%, 04/01/36	200	209,724
5.00%, 04/01/37	320	334,828
5.00%, 04/01/38	145	151,338
Michigan Finance Authority, RB, Series C-2, AMT, Senior Lien, 5.00%, 07/01/22(c)	415	417,293
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,200	1,226,716

		3,349,373

Minnesota — 0.6%
City of Minneapolis Minnesota, RB, Series A, 5.75%, 07/01/55	1,480	1,580,949
Minnesota Housing Finance Agency, RB, (GNMA/FNMA/FHLMC COLL), 3.00%, 07/01/43	1,250	1,065,198

		2,646,147

Missouri — 0.2%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	685	575,196
Series A, 4.75%, 11/15/47	760	608,844

		1,184,040

Nevada — 0.2%
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	315	333,066
5.00%, 07/01/45	395	411,819
5.00%, 07/01/51	420	433,304

		1,178,189

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire — 0.7%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	$530	$469,799
Series A, 4.25%, 08/15/46	595	512,854
Series A, 4.50%, 08/15/55	1,235	1,057,318
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	1,015	1,031,090
Series C, AMT, 4.88%, 11/01/42	485	494,053

		3,565,114

New Jersey — 7.4%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,065	1,099,906
5.25%, 11/01/44	770	793,597
New Jersey Economic Development Authority, RB
6.00%, 10/01/43	1,530	1,579,343
Series A, 5.00%, 07/01/32	165	169,403
Series A, 5.00%, 07/01/37	260	265,271
Series A, 5.25%, 11/01/54(b)	1,675	1,557,961
Series B, 5.00%, 06/15/43	2,245	2,374,267
AMT, 5.38%, 01/01/43	2,155	2,204,742
Series B, AMT, 6.50%, 04/01/31	1,805	1,920,159
New Jersey Economic Development Authority, Refunding RB, Series A, 6.00%, 08/01/49(b)	500	504,720
New Jersey Health Care Facilities Financing Authority, RB
3.00%, 07/01/51	2,655	2,227,959
4.00%, 07/01/51	3,685	3,629,522
New Jersey Transportation Trust Fund Authority, RB
4.00%, 06/15/46	1,000	943,431
Series A, 0.00%, 12/15/37(d)	10,000	4,947,640
Series A, 0.00%, 12/15/40(d)	2,485	1,046,886
Series AA, 5.25%, 06/15/41	1,140	1,181,491
Series S, 5.25%, 06/15/43	2,345	2,513,770
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	5,970	6,337,227

		35,297,295

New Mexico — 0.8%
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.50%, 07/01/42	2,970	2,982,655
Winrock Town Center Tax Increment Development District No. 1, Refunding TA, Senior Lien, 4.25%, 05/01/40(b)	1,000	881,362

		3,864,017

New York — 12.3%
Albany Capital Resource Corp., Refunding RB, 4.00%, 07/01/51	1,500	1,316,109
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	2,890	2,901,375
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	185	184,359
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,740	1,825,594
Series C-1, 5.00%, 11/15/50	565	587,759
Series C-1, 5.25%, 11/15/55	840	909,046
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	250	222,639
Series A, Class A, (AGM), 3.00%, 01/01/39	250	220,049

Security	Par (000)	Value

New York (continued)
New York City Industrial Development Agency, Refunding RB (continued)
Series A, Class A, (AGM), 3.00%, 01/01/40	$175	$153,195
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	5,100	5,169,426
Series A, 5.00%, 06/01/42	3,155	3,154,760
Series A, 5.00%, 06/01/45	1,185	1,195,157
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,655	2,778,373
Series A-2-B, 5.00%, 06/01/51	1,900	1,982,397
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(b)	6,205	6,265,399
Series 2, Class 2, 5.15%, 11/15/34(b)	455	467,865
Series 2, Class 2, 5.38%, 11/15/40(b)	1,080	1,114,503
Series A, 2.88%, 11/15/46	3,975	3,066,510
New York State Housing Finance Agency, RB, M/F Housing
Series J-1, (SONYMA HUD SECT 8), 2.45%, 11/01/41.	800	630,970
Series J-1, (SONYMA HUD SECT 8), 2.65%, 11/01/46	1,065	787,156
Series J-1, (SONYMA HUD SECT 8), 2.80%, 11/01/51	2,955	2,214,994
Series J-1, (SONYMA HUD SECT 8), 2.88%, 11/01/56	2,000	1,469,152
New York State Urban Development Corp., RB, 3.00%, 03/15/48	9,655	7,886,909
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	395	419,476
AMT, 5.00%, 10/01/40	1,120	1,171,001
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	1,490	1,631,285
Niagara Area Development Corp., RB, 5.00%, 07/01/52 .	500	480,325
State of New York Mortgage Agency, RB, S/F Housing
Series 239, (SONYMA), 2.60%, 10/01/44	3,750	2,862,656
Series 239, (SONYMA), 2.70%, 10/01/47	3,375	2,558,105
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44.	1,207	1,242,198
Westchester County Local Development Corp., Refunding RB, 5.00%, 07/01/46(b)	1,625	1,549,834

		58,418,576

Ohio — 3.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	5,715	5,556,632
Cleveland-Cuyahoga County Port Authority, RB
4.00%, 07/01/46	65	65,249
4.00%, 07/01/51	95	95,376
Cleveland-Cuyahoga County Port Authority, Refunding TA(b)
4.00%, 12/01/55	255	214,350
4.50%, 12/01/55	215	175,701
County of Hamilton Ohio, Refunding RB, Series C, 5.00%, 01/01/46	875	897,566
County of Hardin Ohio, Refunding RB
5.00%, 05/01/30	240	237,895
5.25%, 05/01/40	480	460,720
5.50%, 05/01/50	1,130	1,048,503
Jefferson County Port Authority, RB, AMT, 3.50%, 12/01/51(b)	1,125	830,352

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	$840	$821,521
Ohio Higher Educational Facility Commission, Refunding RB, 4.00%, 10/01/47	2,500	2,457,953
Ohio State University/The, 4.00%, 12/01/48	2,435	2,516,597
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	385	295,740
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	2,315	2,171,442

		17,845,597

Oklahoma — 2.5%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(b)	4,615	4,981,002
Series B, 5.00%, 08/15/38	2,990	3,073,959
Series B, 5.25%, 08/15/43	2,690	2,804,556
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	330	277,142
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	750	790,285

		11,926,944

Oregon — 0.7%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/49	1,765	1,797,026
Oregon State Facilities Authority, RB(b)
Series A, 5.00%, 06/15/29	115	115,828
Series A, 5.00%, 06/15/39	565	554,201
Salem Hospital Facility Authority, Refunding RB, 4.00%, 05/15/47	1,000	937,495

		3,404,550

Pennsylvania — 2.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,140	2,140,000
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	100	91,344
4.00%, 07/01/51	100	90,482
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,655	1,700,567
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	2,710	2,763,541
Pennsylvania Turnpike Commission, Refunding RB, Series B, 4.00%, 12/01/51	5,000	4,922,080

		11,708,014

Puerto Rico — 16.2%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(d)	44,330	2,580,937
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	850	864,586
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43(d)	5,267	2,750,117
0.00%, 11/01/51(d)	10,037	4,768,734
Series A1, Restructured, 5.25%, 07/01/23	698	706,810
Series A1, Restructured, 5.38%, 07/01/25	696	720,108
Series A1, Restructured, 5.63%, 07/01/27	690	732,342
Series A1, Restructured, 5.63%, 07/01/29	2,454	2,646,059
Series A1, Restructured, 5.75%, 07/01/31	659	715,459
Series A1, Restructured, 4.00%, 07/01/33	625	583,881
Series A1, Restructured, 4.00%, 07/01/35	562	518,939
Series A1, Restructured, 4.00%, 07/01/37	482	434,585
Series A1, Restructured, 4.00%, 07/01/41	656	588,936

Security	Par (000)	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico, GO (continued) Series A1, Restructured, 4.00%, 07/01/46	$682	$599,946
Commonwealth of Puerto Rico, GO, CAB(d)
Series A, Restructured, 0.00%, 07/01/24	322	292,465
Series A, Restructured, 0.00%, 07/01/33	805	459,155
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	170	170,654
Series A, Senior Lien, 5.00%, 07/01/35(b)	1,780	1,875,639
Series A, Senior Lien, 5.13%, 07/01/37	200	200,802
Series A, Senior Lien, 5.75%, 07/01/37	1,290	1,296,496
Series A, Senior Lien, 5.00%, 07/01/47(b)	3,135	3,264,861
Puerto Rico Electric Power Authority, RB
3rd Series, 5.40%, 01/01/23(a)(f)	90	87,927
Series A, 5.00%, 07/01/29(f)(g)	660	646,248
Series A, 7.00%, 07/01/33(f)(g)	3,295	3,229,100
Series A, 6.75%, 07/01/36(f)(g)	1,335	1,308,300
Series A, 5.00%, 07/01/42(f)(g)	1,315	1,287,599
Series A, 7.00%, 07/01/43(f)(g)	375	367,500
Series A-1, 10.00%, 07/01/19(f)(g)	75	81,478
Series A-2, 10.00%, 07/01/19(f)(g)	379	411,061
Series A-3, 10.00%, 07/01/19(f)(g)	323	350,466
Series B-3, 10.00%, 07/01/19(f)(g)	323	350,466
Series C-1, 5.40%, 01/01/18(f)(g)	887	869,704
Series C-2, 5.40%, 07/01/18(f)(g)	888	869,845
Series C-4, 5.40%, 07/01/20(f)(g)	90	87,927
Series CCC, 5.25%, 07/01/26(f)(g)	260	254,582
Series CCC, 5.25%, 07/01/28(f)(g)	145	141,979
Series D-1, 7.50%, 01/01/20(f)(g)	761	745,558
Series TT, 5.00%, 07/01/25(f)(g)	100	97,916
Series TT, 5.00%, 07/01/26(f)(g)	225	220,312
Series TT, 5.00%, 07/01/49(f)(g)	295	288,853
Series WW, 5.50%, 07/01/19(f)(g)	200	195,833
Series WW, 5.50%, 07/01/21	1,595	1,468,261
Series WW, 5.38%, 07/01/22(f)(g)	1,310	1,282,703
Series WW, 5.25%, 07/01/33(f)(g)	120	117,500
Series WW, 5.50%, 07/01/38(f)(g)	205	200,728
Series WW, 5.50%, 07/01/49(f)(g)	1,320	1,292,496
Series XX, 5.25%, 07/01/27(f)(g)	110	107,708
Series XX, 5.25%, 07/01/35	585	538,516
Series XX, 5.25%, 07/01/35(f)(g)	60	58,750
Series XX, 5.75%, 07/01/36(f)(g)	860	842,080
Series XX, 5.25%, 07/01/40(f)(g)	1,020	998,746
Puerto Rico Electric Power Authority, Refunding RB(f)(g)
Series AAA, 5.25%, 07/01/22	2,545	2,491,970
Series AAA, 5.25%, 07/01/29	95	93,020
Series UU, 1.00%, 07/01/19(a)	115	103,500
Series UU, 1.00%, 07/01/20(a)	495	445,500
Series UU, 1.35%, 07/01/31(a)	580	522,000
Series ZZ, 5.25%, 07/01/19	455	445,519
Series ZZ, 5.25%, 07/01/24	345	337,811
Series ZZ, 5.00%, 07/01/49	145	141,979
Puerto Rico Electric Power Authority, Refunding RB, BAB, 6.13%, 07/01/40	1,085	998,786
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,453	2,483,466
Series A-1, Restructured, 5.00%, 07/01/58	6,234	6,380,998
Series A-2, Restructured, 4.33%, 07/01/40	6,129	6,077,565
Series A-2, Restructured, 4.54%, 07/01/53	21	21,098

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-2, Restructured, 4.78%, 07/01/58	$2,080	$2,115,304
Series B-1, Restructured, 4.55%, 07/01/40	2,402	2,425,381
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/24	1,406	1,323,421
Series A-1, Restructured, 0.00%, 07/01/29	1,079	878,706
Series A-1, Restructured, 0.00%, 07/01/31	686	513,583
Series A-1, Restructured, 0.00%, 07/01/33	337	228,425
Series A-1, Restructured, 0.00%, 07/01/46	10,261	2,882,900
Series A-1, Restructured, 0.00%, 07/01/51	2,333	488,717
Series B-1, Restructured, 0.00%, 07/01/46	883	248,146

		77,219,448

Rhode Island — 2.1%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(f)(g)	4,190	628,500
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	980	1,010,265
Series B, 4.50%, 06/01/45	5,055	5,109,291
Series B, 5.00%, 06/01/50	3,330	3,452,531

		10,200,587

South Carolina — 0.1%
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.00%, 11/15/54	345	323,878

Tennessee — 0.5%
Memphis-Shelby County Industrial Development Board, Refunding TA
Series A, 5.50%, 07/01/37	925	682,874
Series A, 5.63%, 01/01/46	1,085	820,303
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(d)	3,270	1,032,987

		2,536,164

Texas — 7.7%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	715	614,703
Arlington Higher Education Finance Corp., RB, 5.00%, 06/15/51	715	655,775
Arlington Higher Education Finance Corp., Refunding RB, Series S, 5.00%, 08/15/41	370	370,931
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	675	705,850
Central Texas Regional Mobility Authority, Refunding RB, CAB(d)
0.00%, 01/01/28	1,000	824,485
0.00%, 01/01/29	2,000	1,583,716
0.00%, 01/01/30	1,170	886,881
0.00%, 01/01/33	3,690	2,418,559
0.00%, 01/01/34	4,000	2,489,528
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	2,890	2,896,566
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	250	264,487
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	730	751,891
Series C, AMT, 5.00%, 07/15/27	1,615	1,707,804

Security	Par (000)	Value

Texas (continued)
City of Houston TX Airport System Revenue, Refunding RB, Series A, AMT, 4.00%, 07/01/46	$3,000	$2,930,061
City of San Marcos, SAB(b)
4.00%, 09/01/32	100	91,281
4.50%, 09/01/51	480	389,200
City of Sinton TX, Refunding SAB(b)
5.13%, 09/01/42	858	744,437
5.25%, 09/01/51	1,195	1,004,265
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)	475	491,199
Hidalgo County Regional Mobility Authority, RB
Series A, Senior Lien, 4.00%, 12/01/39	255	239,693
Series A, Senior Lien, 4.00%, 12/01/40	255	238,247
Series A, Senior Lien, 4.00%, 12/01/41	255	236,937
Hidalgo County Regional Mobility Authority, Refunding RB
Junior Lien, 4.00%, 12/01/37	820	772,026
Series B, Junior Lien, 4.00%, 12/01/38	415	389,607
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	785	821,360
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.88%, 04/01/23(c)	1,210	1,250,871
Series A, 6.00%, 04/01/23(c)	1,845	1,909,394
Series A, 0.00%, 12/01/25(b)(d)	1,140	1,276,800
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)	1,650	1,354,747
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	290	301,221
Series A, 5.75%, 08/15/45	580	600,729
Port Beaumont Navigation District, RB, AMT, 2.75%, 01/01/36(b)	700	566,384
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	865	892,859
Texas Transportation Commission, RB, CAB(d)
0.00%, 08/01/46	1,420	445,897
0.00%, 08/01/47	2,120	632,672
0.00%, 08/01/48	2,235	633,710
0.00%, 08/01/49	2,100	565,982
0.00%, 08/01/50	3,015	768,502
0.00%, 08/01/51	1,770	427,059
0.00%, 08/01/52	1,770	403,887
0.00%, 08/01/53	160	34,576

		36,584,779

Utah — 1.8%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 4.00%, 07/01/51	8,500	8,065,242
Utah Charter School Finance Authority, RB(b)
Series A, 5.00%, 06/15/41	205	208,324
Series A, 5.00%, 06/15/52	265	261,534

		8,535,100

Vermont — 0.7%
East Central Vermont Telecommunications District, RB, Series A, 4.50%, 12/01/44(b)	4,000	3,430,116

Virginia — 2.8%
Albemarle County Economic Development Authority, Refunding RB, 4.00%, 06/01/42	2,030	2,022,534

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Lower Magnolia Green Community Development Authority, SAB(b)
5.00%, 03/01/35	$495	$501,970
5.00%, 03/01/45	505	507,627
Norfolk Redevelopment & Housing Authority, RB
Series A, 4.00%, 01/01/29	300	300,396
Series A, 5.00%, 01/01/34	485	507,642
Series A, 5.00%, 01/01/49	955	988,021
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	2,370	2,295,428
Virginia Housing Development Authority, RB, M/F Housing, Series K, (FHLMC, FNMA, GNMA), 2.38%, 12/01/41	1,000	786,625
Virginia Small Business Financing Authority, Refunding RB
AMT, Senior Lien, 6.00%, 01/01/37	4,440	4,468,256
AMT, Senior Lien, 4.00%, 01/01/48	840	770,378

		13,148,877

Washington — 1.2%
Greater Wenatchee Regional Events Center Public District, RB, Series A, 5.50%, 09/01/22(c)	1,495	1,513,749
Washington State Convention Center Public Facilities District, RB
4.00%, 07/01/31	1,315	1,283,971
3.00%, 07/01/58	2,115	1,355,685
Washington State Housing Finance Commission, RB(b)
Series A, 5.00%, 07/01/50	225	230,010
Series A, 5.00%, 07/01/56	255	258,274
Washington State Housing Finance Commission, Refunding RB(b)
5.75%, 01/01/35	315	324,920
6.00%, 01/01/45	850	875,116

		5,841,725

Wisconsin — 6.8%
Public Finance Authority, ARB, AMT, 4.25%, 07/01/54	1,595	1,341,486
Public Finance Authority, RB
5.00%, 06/15/39	175	188,862
5.00%, 06/15/41(b)	345	317,375
5.00%, 01/01/42(b)	605	604,234
6.85%, 11/01/46(b)	900	900,263
7.00%, 11/01/46(b)	570	573,427
5.00%, 06/15/49	530	561,363
5.63%, 06/15/49(b)	2,500	2,311,667
5.00%, 04/01/50(b)	115	116,310
5.25%, 12/01/51(b)	1,470	1,125,313
5.00%, 06/15/53	355	375,423
5.00%, 06/15/55(b)	895	767,667
5.00%, 01/01/56(b)	1,470	1,401,594
4.75%, 06/15/56(b)	3,000	2,346,798
5.00%, 06/15/56(b)	495	410,880
Series A, 6.25%, 10/01/31(b)	605	592,136
Series A, 5.38%, 06/01/44(b)	555	488,602
Series A, 7.00%, 10/01/47(b)	605	582,957
Series A, 5.63%, 06/15/49(b)	2,950	2,881,737
Series A, 5.50%, 06/01/54(b)	680	583,290
Series A, 5.00%, 06/15/55(b)	4,030	3,430,259
Series A-1, 4.50%, 01/01/35(b)	1,225	1,128,486
Series A-1, 5.50%, 12/01/48(b)(f)(g)	20	6,578
Series A-1, 5.00%, 01/01/55(b)	2,640	2,411,421

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
Series B, 0.00%, 01/01/35(b)(d)	$1,720	$655,138
Series B, 0.00%, 01/01/60(b)(d)	35,940	1,882,933
AMT, 4.00%, 09/30/51	980	933,356
AMT, 4.00%, 03/31/56	1,025	958,864
Public Finance Authority, Refunding RB(b)
4.00%, 04/01/32	205	203,612
4.00%, 04/01/42	225	205,659
4.00%, 04/01/52	275	239,105
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 11/01/46	470	458,699
4.00%, 01/01/47	1,300	1,120,304
4.00%, 01/01/57	350	281,624

		32,387,422

Total Municipal Bonds — 128.8% (Cost: $650,470,582)		612,354,299

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Illinois — 1.4%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(c)	4	3,757
Series C, 4.00%, 02/15/41	1,495	1,497,779
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,056	5,278,224

		6,779,760

Massachusetts — 0.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,268	2,283,159

New Jersey — 0.8%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	3,687	3,641,577

New York — 8.4%
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.15%, 11/01/39	1,893	1,876,975
Series C-1A, 4.20%, 11/01/44	3,470	3,440,036
Series C-1A, 4.30%, 11/01/47	2,840	2,815,462
Series D-1B, 4.25%, 11/01/45	8,995	8,910,780
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23(c)	6,665	6,835,262
Series CC, 5.00%, 06/15/47	7,516	7,708,788
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,444	1,404,920
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	6,956	6,892,547

		39,884,770

Pennsylvania — 0.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,505	2,681,827

Rhode Island — 0.3%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(c)	1,710	1,724,256

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 0.5%
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	$2,271	$2,272,478

Wisconsin — 0.2%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	1,142	1,146,215

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 12.7% (Cost: $61,966,043)		60,414,042

Total Long-Term Investments — 142.0% (Cost: $716,005,663)		675,327,304

	Shares

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.25%(i)(j)	6,592,558	6,592,558

Total Short-Term Securities — 1.4% (Cost: $6,591,899)		6,592,558

Total Investments — 143.4% (Cost: $722,597,562)		681,919,862

Other Assets Less Liabilities — 2.2%		10,276,063

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.8)%		(41,755,096)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (36.8)%		(174,914,674)

Net Assets Applicable to Common Shares — 100.0%		$475,526,155

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$—	$6,605,630	(a)	$—	$(13,731)	$659	$6,592,558	6,592,558	$7,876	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	151	06/21/22	$17,976	$738,521
U.S. Long Bond	200	06/21/22	28,100	1,615,316
5-Year U.S. Treasury Note	131	06/30/22	14,746	382,896

				$2,736,733

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniAssets Fund, Inc. (MUA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,736,733	$—	$2,736,733

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$296,340	$—	$296,340

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,824,866	$—	$2,824,866

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$18,738,035

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$2,558,963	$—	$2,558,963
Municipal Bonds	—	612,354,299	—	612,354,299
Municipal Bonds Transferred to Tender Option Bond Trusts	—	60,414,042	—	60,414,042
Short-Term Securities
Money Market Funds	6,592,558	—	—	6,592,558

	$6,592,558	$675,327,304	$—	$681,919,862

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$2,736,733	$—	$—	$2,736,733

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2022	BlackRock MuniAssets Fund, Inc. (MUA)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(41,711,683)	$—	$(41,711,683)
VRDP Shares at Liquidation Value	—	(175,000,000)	—	(175,000,000)

	$—	$(216,711,683)	$—	$(216,711,683)

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama(a) — 0.7%
Black Belt Energy Gas District, RB, Series A, 4.00%, 12/01/52	$3,015	$3,127,375
Southeast Energy Authority A Cooperative District, RB, Series B, 4.00%, 12/01/51	3,700	3,727,824

		6,855,199

Arizona — 3.7%
Arizona Industrial Development Authority, RB(b)
4.00%, 07/01/29	500	503,076
4.38%, 07/01/39	1,015	1,026,534
Series A, 3.55%, 07/15/29	1,300	1,249,106
Series A, 5.00%, 07/01/39	855	864,567
Series A, 5.00%, 07/01/49	965	965,983
Series A, 5.00%, 07/01/54	745	738,504
Series B, 4.25%, 07/01/27	385	390,169
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 5.00%, 07/01/35	4,000	4,305,428
Glendale Union High School District No.205, GO
Series C, (BAM), 5.00%, 07/01/24	1,945	2,009,160
Series C, (BAM), 5.00%, 07/01/27	500	515,812
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.75%, 07/01/24(b)	475	484,076
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/25	300	317,149
Industrial Development Authority of the County of Pima, RB(b)
5.00%, 07/01/29	300	302,613
5.00%, 06/15/47	1,480	1,483,392
Industrial Development Authority of the County of Pima, Refunding RB(b)
4.13%, 06/15/29	350	350,450
5.00%, 06/15/52	825	826,470
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(b)	295	286,721
5.00%, 07/01/39(b)	360	363,841
5.00%, 07/01/54(b)	820	796,866
Series A, 5.00%, 09/01/32	1,000	1,097,332
Series A, 5.00%, 09/01/33	800	874,146
Series A, 5.00%, 09/01/34	1,000	1,088,519
Series A, 5.00%, 01/01/38	3,000	3,172,926
Phoenix-Mesa Gateway Airport Authority, ARB
AMT, 5.00%, 07/01/27	700	703,077
AMT, 5.00%, 07/01/32	1,925	1,932,660
Salt River Project Agricultural Improvement & Power District, RB, 4.00%, 01/01/41	10,000	10,487,900

		37,136,477

Arkansas — 0.6%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	2,395	2,208,370
City of Benton Arkansas, RB, (AGM), 5.00%, 06/01/29	1,055	1,103,160
University of Arkansas, Refunding RB, 5.00%, 03/01/31	2,315	2,461,090

		5,772,620

California — 13.9%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(a)	4,390	4,442,768

Security	Par (000)	Value

California (continued)
California Community Housing Agency, RB, M/F Housing(b)
Series A, 5.00%, 04/01/49	$370	$318,009
Series A-2, 4.00%, 08/01/47	2,380	1,914,567
California Housing Finance Agency, RB, M/F Housing, Class A, 3.25%, 08/20/36	2,171	2,078,647
California Municipal Finance Authority, RB
Series A, 4.00%, 10/01/29(b)	420	415,078
Series A, 3.00%, 02/01/46	485	377,929
Series A, 4.00%, 02/01/51	375	361,337
California School Finance Authority, RB, 5.00%, 08/01/42(b)(c)	875	901,305
California State Public Works Board, RB
Series I, 5.50%, 11/01/30	4,500	4,705,056
Series I, 5.50%, 11/01/33	2,000	2,094,732
California State University, Refunding RB, Series A, 5.00%, 11/01/42	3,500	3,746,820
City of Los Angeles Department of Airports, ARB
AMT, 4.00%, 05/15/39	355	352,936
AMT, 4.00%, 05/15/40	390	386,123
AMT, 4.00%, 05/15/41	450	442,409
AMT, 5.00%, 05/15/45	8,500	9,235,054
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/46	3,670	3,962,246
Series D, AMT, 4.00%, 05/15/39	7,000	6,959,309
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	1,110	832,779
County of Santa Barbara California, COP, Series B, AMT, 5.25%, 12/01/33	10,330	11,393,928
CSCDA Community Improvement Authority, RB, M/F Housing(b)
5.00%, 09/01/37	190	171,335
Class 2, 4.00%, 06/01/58	4,185	3,312,859
Senior Lien, 3.13%, 06/01/57	1,320	920,308
Class 2, Senior Lien, 4.00%, 12/01/58	4,050	3,253,110
CSCDA Community Improvement Authority, RB, S/F Housing, 3.00%, 03/01/57(b)	760	537,675
Glendale Community College District/CA, GO, Series B, 4.00%, 08/01/50	6,750	6,988,964
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/28(d)	12,500	14,226,483
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(e)	6,675	731,220
Manteca Financing Authority, RB, Series A, (AGC-ICC), 5.75%, 12/01/36	3,285	3,293,587
Regents of the University of California Medical Center Pooled Revenue, RB, 4.00%, 05/15/53(c)	6,155	5,956,304
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J, 5.25%, 05/15/38	2,705	2,778,338
Riverside County Transportation Commission, Refunding RB
2nd Lien, 4.00%, 06/01/47	590	557,014
Senior Lien, 4.00%, 06/01/40	1,400	1,408,179
Senior Lien, 3.00%, 06/01/49	410	300,462
San Diego County Regional Airport Authority, Refunding ARB
AMT, Subordinate, 5.00%, 07/01/32	1,000	1,089,622
AMT, Subordinate, 5.00%, 07/01/33	1,030	1,116,700

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
San Diego County Regional Airport Authority, Refunding ARB (continued)
AMT, Subordinate, 5.00%, 07/01/34	$1,000	$1,083,110
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.25%, 05/01/33	6,370	6,504,139
Series A, AMT, 5.00%, 05/01/38	3,040	3,231,204
Series A, AMT, 5.00%, 05/01/44	3,430	3,504,294
Series B, AMT, 5.00%, 05/01/46	7,855	8,129,729
State of California, GO, 5.50%, 04/01/28	15	15,038
Transbay Joint Powers Authority, TA
Series A, 5.00%, 10/01/35	700	766,659
Series A, 5.00%, 10/01/36	800	875,047
Series A, 5.00%, 10/01/37	1,000	1,091,982
University of California, Refunding RB, Series AR, 5.00%, 05/15/38	10,200	10,943,957

		137,708,351

Colorado — 2.7%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	2,700	2,802,411
Series A, AMT, 5.50%, 11/15/30	1,040	1,078,733
Series A, AMT, 5.50%, 11/15/31	1,250	1,296,139
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/32	5,000	5,361,360
Series A, AMT, 5.00%, 12/01/43	10,500	11,232,553
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 11/09/22(d)	270	274,825
Series A, 5.00%, 08/01/34	1,500	1,624,788
Park Creek Metropolitan District, Refunding RB, Series A, Senior Lien, 5.00%, 12/01/34.	500	529,183
Thompson Crossing Metropolitan District No.4, Refunding GO, 3.50%, 12/01/29	515	487,942
University of Northern Colorado, Refunding RB, Series A, (NPFGC), 5.00%, 06/01/24(d)	2,000	2,104,410

		26,792,344

Connecticut — 2.0%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series C-2, AMT, 2.20%, 11/15/34	1,190	1,006,200
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/30(b)	130	138,032
Series A, 4.00%, 07/01/51	4,500	4,341,019
Series A-1, 5.00%, 10/01/54(b)	235	235,748
Connecticut State Health & Educational Facilities Authority, Refunding RB(b)
Series G-1, 5.00%, 07/01/27	100	109,316
Series G-1, 5.00%, 07/01/28	100	110,587
Series G-1, 5.00%, 07/01/29	100	111,623
Series G-1, 5.00%, 07/01/30	100	111,257
Series G-1, 5.00%, 07/01/32	150	165,981
Series G-1, 5.00%, 07/01/34	125	137,667
State of Connecticut Special Tax Revenue, RB, Series A, 5.00%, 05/01/35	1,750	1,968,918
State of Connecticut, GO
Series A, 5.00%, 04/15/30	5,000	5,551,410

Security	Par (000)	Value

Connecticut (continued)
State of Connecticut, GO (continued)
Series A, 5.00%, 04/15/31	$4,000	$4,422,396
Series A, 5.00%, 04/15/34	1,185	1,311,328

		19,721,482

Delaware — 0.5%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/29	880	954,820
Series A, 5.00%, 07/01/30	1,030	1,115,088
Series A, 5.00%, 07/01/31	750	810,282
Series A, 5.00%, 07/01/32	375	404,553
Series A, 5.00%, 07/01/33	1,190	1,282,323

		4,567,066

District of Columbia — 1.4%
District of Columbia, RB, AMT, 5.50%, 02/28/37(c)	880	976,660
District of Columbia, Refunding GO
Series D, 4.00%, 02/01/39	1,520	1,600,531
Series D, 4.00%, 02/01/40	1,000	1,049,474
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 5.00%, 10/01/46	5,000	5,423,865
Series A, AMT, 4.00%, 10/01/51	5,500	5,240,824

		14,291,354

Florida — 5.9%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/52	2,745	2,919,393
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/31	1,500	1,653,679
Capital Region Community Development District, Refunding SAB, Series A-1, 4.63%, 05/01/28	500	510,472
Capital Trust Agency, Inc., RB
5.50%, 06/01/57(b)	305	282,980
Series A, 4.00%, 06/15/29(b)	605	591,542
Series A, 5.00%, 12/15/29	400	415,892
Series A, 5.00%, 06/01/45(b)	850	779,726
Series SE, 3.00%, 07/01/31(b)	125	112,988
Series SE, 4.00%, 07/01/41(b)	285	248,564
Series SE, 4.00%, 07/01/51(b)	335	269,467
Series SE, 4.00%, 07/01/56(b)	280	218,311
Charlotte County Industrial Development Authority, RB, AMT, 5.00%, 10/01/29(b)	1,000	1,041,239
County of Miami-Dade Seaport Department, ARB(d)
Series B, AMT, 6.00%, 10/01/23	8,835	9,273,318
Series B, AMT, 6.25%, 10/01/23	1,405	1,478,739
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/28	500	395,581
Series A-2, 0.00%, 10/01/29	800	605,260
Escambia County Health Facilities Authority, Refunding RB
5.00%, 08/15/35	3,100	3,373,039
Series A, 5.00%, 08/15/31	1,000	1,106,675
Esplanade Lake Club Community Development District, SAB
Series A-1, 3.63%, 11/01/30	370	355,682
Series A-1, 4.00%, 11/01/40	1,080	1,009,059
Series A-1, 4.13%, 11/01/50	385	349,761
Series A-2, 3.63%, 11/01/30	200	192,263
Series A-2, 4.00%, 11/01/40	400	373,726
Series A-2, 4.13%, 11/01/50	435	395,184

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB(b)
AMT, 5.00%, 05/01/29	$3,080	$3,132,277
Series A, AMT, 5.00%, 08/01/29(a)	325	326,354
Florida Development Finance Corp., Refunding RB
5.00%, 06/01/31	450	435,660
5.00%, 06/01/35	225	221,991
Series C, 5.00%, 09/15/50(b)	475	480,638
Florida Gulf Coast University Financing Corp., Refunding RB
5.00%, 02/01/34	800	888,218
5.00%, 02/01/35	850	940,561
Harbor Bay Community Development District, Refunding SAB, Series A-2, 3.30%, 05/01/29	960	922,941
Harbor Bay Community Development District, SAB, Series A-1, 3.30%, 05/01/29	600	576,860
Hills Minneola Community Development District, SAB, 3.50%, 05/01/31(b)	1,100	1,060,621
Hillsborough County Aviation Authority, Refunding RB(d)
Series A, AMT, 5.25%, 10/01/23	3,255	3,380,965
Sub-Series A, AMT, 5.50%, 10/01/23	5,360	5,585,897
Lakewood Ranch Stewardship District, SAB
3.65%, 05/01/22(b)	145	145,000
4.00%, 05/01/22	350	350,000
3.60%, 05/01/24	220	219,367
4.30%, 05/01/27(b)	520	523,931
3.80%, 05/01/29	635	623,768
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	130	130,209
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	435	314,223
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/32	5,020	5,261,126
Midtown Miami Community Development District, Refunding SAB, Series A, 4.25%, 05/01/24	470	469,907
Osceola Chain Lakes Community Development District, SAB, 3.50%, 05/01/30	350	338,017
Pinellas County Industrial Development Authority, RB, 5.00%, 07/01/29	2,005	2,071,440
Sarasota County Health Facilities Authority, RB, 5.00%, 05/15/33	610	644,708
Southern Groves Community Development District No.5, Refunding SAB, 3.25%, 05/01/29	290	278,168
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(f)(g)	143	90,783
Talavera Community Development District, SAB
3.50%, 05/01/25	280	278,115
3.85%, 05/01/30	540	528,627
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	180	177,525

		58,350,437

Georgia — 3.8%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/32	8,315	8,875,273
Cobb County Kennestone Hospital Authority, Refunding RB
5.00%, 04/01/32	1,250	1,371,558
4.00%, 04/01/33	200	210,399
4.00%, 04/01/34	275	287,190
4.00%, 04/01/35	275	285,583

Security	Par (000)	Value

Georgia (continued)
Cobb County Kennestone Hospital Authority, Refunding RB (continued)
4.00%, 04/01/36	$300	$309,855
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/36	1,750	1,674,467
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 2.75%, 12/01/35	3,000	2,665,620
Main Street Natural Gas, Inc., RB
Series A, 5.50%, 09/15/28	2,500	2,762,308
Series A, 5.00%, 05/15/33	5,000	5,320,850
Series A, 5.00%, 05/15/34	5,250	5,581,427
Series C, 4.00%, 05/01/52(a)	960	977,921
Series C, RB, 4.00%, 03/01/50(a)	2,280	2,312,866
Municipal Electric Authority of Georgia, RB
5.00%, 01/01/34	700	754,752
5.00%, 01/01/35	1,225	1,318,754
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 5.00%, 01/01/34	2,295	2,507,593
Sub-Series A, 5.00%, 01/01/35	925	1,006,796

		38,223,212

Guam — 0.2%
Territory of Guam, Refunding RB, Series F, 5.00%, 01/01/29	1,500	1,554,691

Hawaii — 1.0%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	5,985	6,163,563
State of Hawaii Airports System Revenue, ARB COP
AMT, 5.25%, 08/01/25	1,350	1,395,114
AMT, 5.25%, 08/01/26	2,500	2,579,870

		10,138,547

Idaho — 1.8%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43	10,000	10,092,360
Idaho Health Facilities Authority, Refunding RB, 3.00%, 03/01/51	2,355	1,831,248
Idaho Housing & Finance Association, RB
5.00%, 08/15/41	1,425	1,624,136
5.00%, 08/15/42	565	643,618
5.00%, 08/15/47	1,455	1,636,385
Idaho Housing & Finance Association, Refunding RB
4.00%, 05/01/42	1,160	1,094,294
4.00%, 05/01/52	905	831,134

		17,753,175

Illinois — 17.4%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/37	1,760	1,839,524
Series A, 5.00%, 12/01/38	715	750,357
Series A, 5.00%, 12/01/39	1,915	2,009,377
Series A, 5.00%, 12/01/47	835	863,311
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	3,065	3,250,822
Series C, 5.00%, 12/01/26	4,730	5,021,950
Series D, 5.00%, 12/01/26	4,185	4,443,311
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(e)	815	707,761
Chicago Midway International Airport, Refunding ARB
Series A, 2nd Lien, AMT, 5.00%, 01/01/41	8,020	8,169,116
Series A, AMT, 2nd Lien, 5.00%, 01/01/32	5,000	5,174,150
Chicago Midway International Airport, Refunding RB
Series A, 2nd Lien, AMT, 5.50%, 01/01/30	6,500	6,620,952

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Midway International Airport, Refunding RB (continued)
Series A, 2nd Lien, AMT, 5.50%, 01/01/32	$7,775	$7,915,790
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	2,630	2,791,853
Chicago O’Hare International Airport, Refunding ARB
Series C, AMT, Senior Lien, 5.25%, 01/01/28	1,350	1,371,442
Series C, AMT, Senior Lien, 5.25%, 01/01/29	3,020	3,067,082
Series B, Senior Lien, 5.00%, 01/01/35	4,400	4,679,699
Series C, Senior Lien, 4.00%, 01/01/38	3,820	3,853,295
Series E, Senior Lien, (AGM), 4.00%, 01/01/39	5,000	5,170,160
Chicago O’Hare International Airport, Refunding RB
Series B, 5.00%, 01/01/32	3,745	3,915,682
Series A, AMT, Senior Lien, 5.00%, 01/01/23	11,000	11,193,457
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB
Series A, 2nd Lien, 4.00%, 12/01/49	1,830	1,713,552
Series A, 2nd Lien, 5.00%, 12/01/52	1,000	1,071,574
Cook County Community College District No. 508, GO, 5.13%, 12/01/38	1,000	1,022,537
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/28	810	884,979
Series A, 5.00%, 02/15/29	400	436,725
Series A, 5.00%, 02/15/30	500	542,998
Series A, 5.00%, 02/15/31	500	539,928
Series A, 5.00%, 02/15/32	500	536,987
Illinois Finance Authority, Refunding RB
5.00%, 03/01/30	550	601,040
5.00%, 03/01/32	920	998,830
Series A, 4.00%, 01/01/42	9,970	10,116,041
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/34	9,140	9,287,556
Series A, 5.00%, 01/01/40	5,000	5,219,945
Series A, 4.00%, 01/01/46	1,740	1,731,336
Series A, 5.00%, 01/01/46	10,470	11,596,802
Illinois State Toll Highway Authority, Refunding RB, Series A, 5.00%, 12/01/31	4,220	4,520,591
Metropolitan Pier & Exposition Authority, Refunding RB, 5.00%, 12/15/28	1,200	1,275,695
State of Illinois, GO
5.25%, 07/01/29	5,000	5,148,895
5.00%, 04/01/31	1,000	1,039,271
5.00%, 05/01/31	5,010	5,212,629
5.00%, 11/01/34	5,000	5,185,540
5.50%, 05/01/39	15,000	16,367,625
5.75%, 05/01/45	2,000	2,207,346
Series A, 5.00%, 03/01/35	2,000	2,132,700
Series D, 5.00%, 11/01/28	350	374,786
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	120	129,081

		172,704,080

Indiana — 0.3%
Indiana Finance Authority, RB
Series A, 5.00%, 06/01/41	550	546,207
Series A, 5.00%, 06/01/51	405	388,231

Security	Par (000)	Value

Indiana (continued)
Indiana Finance Authority, RB (continued) Series A, 5.00%, 06/01/56	$360	$339,434
Indiana Finance Authority, Refunding RB, Series A, 4.13%, 12/01/26	1,270	1,318,846

		2,592,718

Iowa — 0.1%
Iowa Student Loan Liquidity Corp., Refunding RB, Series A, AMT, 5.00%, 12/01/26	775	831,572

Kansas — 0.2%
Seward County Unified School District No.480 Liberal, Refunding GO, 5.00%, 09/01/33	2,010	2,032,287

Kentucky — 0.3%
City of Henderson KY, RB, AMT, 4.70%, 01/01/52(b)	815	769,393
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	2,305	2,346,811
Louisville/Jefferson County Metropolitan Government, Refunding RB, 5.00%, 06/01/22(d)	120	120,335

		3,236,539

Louisiana — 1.0%
City of Bossier City Louisiana Utilities Revenue, Refunding RB, 5.00%, 10/01/24(d)	2,000	2,122,792
New Orleans Aviation Board, ARB, Series A, 5.00%, 01/01/33	1,000	1,054,932
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A-1, 4.00%, 05/01/34	3,000	3,000,621
Terrebonne Levee & Conservation District, RB, 5.00%, 07/01/23(d)	3,660	3,779,104

		9,957,449

Maine — 0.2%
Finance Authority of Maine, Refunding RB
Series A-1, AMT, (AGM), 5.00%, 12/01/28	1,000	1,086,158
Series A-1, AMT, (AGM), 3.00%, 12/01/29	845	806,282

		1,892,440

Maryland — 0.9%
City of Baltimore Maryland, Refunding TA(b)
Series A, Senior Lien, 2.95%, 06/01/27	175	171,072
Series A, Senior Lien, 3.05%, 06/01/28	190	185,387
Series A, Senior Lien, 3.15%, 06/01/29	200	194,762
City of Baltimore Maryland, TA, Series B, 3.38%, 06/01/29(b)	285	281,515
Maryland Economic Development Corp., RB, AMT, 5.25%, 06/30/47	2,500	2,639,547
Maryland Economic Development Corp., Refunding RB
Series A, 5.00%, 06/01/29	1,835	2,032,899
Series A, 5.00%, 06/01/30	1,015	1,119,448
Series A, 5.00%, 06/01/31	1,000	1,097,862
Series A, 5.00%, 06/01/32	1,000	1,093,452

		8,815,944

Massachusetts — 4.6%
Commonwealth of Massachusetts, GO
Series E, 5.00%, 11/01/50	1,250	1,399,652
Series G, 4.00%, 09/01/42	20,000	20,257,160
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/29	2,700	2,889,478
5.00%, 07/01/30	3,125	3,333,041

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB (continued)
5.00%, 07/01/41	$4,710	$4,942,095
Series A, 5.00%, 01/01/31	1,730	1,799,861
Massachusetts Educational Financing Authority, RB, AMT, 5.00%, 01/01/27	1,000	1,045,604
Massachusetts Housing Finance Agency, Refunding RB, M/F Housing, Series G, 3.45%, 12/01/30	3,100	3,113,987
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	215	231,754
Massachusetts School Building Authority, RB, Sub- Series B, 4.00%, 02/15/42	6,200	6,272,360

		45,284,992

Michigan — 2.8%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	10	10,027
City of Detroit Michigan, GO
5.00%, 04/01/26	265	280,174
5.00%, 04/01/27	210	223,705
5.00%, 04/01/28	235	252,170
5.00%, 04/01/29	235	250,958
5.00%, 04/01/30	180	191,583
5.00%, 04/01/31	265	281,156
5.00%, 04/01/32	225	238,095
5.00%, 04/01/33	295	311,586
Michigan Finance Authority, RB, 4.00%, 12/01/40	2,140	2,164,790
Michigan Finance Authority, Refunding RB
4.00%, 02/15/44	10,000	9,825,910
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/31	4,000	4,190,400
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.13%, 10/01/36	4,275	3,561,661
Michigan Strategic Fund, RB
AMT, 5.00%, 06/30/33	2,415	2,522,620
AMT, 5.00%, 12/31/33	2,000	2,087,866
Michigan Strategic Fund, Refunding RB
5.00%, 11/15/29	440	480,527
5.00%, 11/15/34	490	530,996

		27,404,224

Minnesota — 1.0%
City of Minneapolis Minnesota, RB
4.00%, 06/01/30	150	150,757
4.00%, 06/01/31	50	50,160
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/33	2,370	2,582,170
Duluth Economic Development Authority, Refunding RB
Series A, 5.00%, 02/15/33	1,000	1,092,112
Series A, 5.00%, 02/15/34	1,185	1,290,881
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 4.75%, 07/01/29(b)	250	256,622
University of Minnesota, RB, Series C, 5.00%, 08/01/23(d)	4,520	4,668,649

		10,091,351

Mississippi — 1.3%
Mississippi Development Bank, RB (AGM), 6.75%, 12/01/31	3,775	4,014,678

Security	Par (000)	Value

Mississippi (continued)
Mississippi Development Bank, RB (continued)
(AGM), 6.75%, 12/01/33	$2,350	$2,497,413
(AGM), 6.88%, 12/01/40	6,405	6,790,972

		13,303,063

Missouri — 0.3%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	350	314,148
Kansas City Industrial Development Authority, ARB, AMT, 4.00%, 03/01/35	1,480	1,469,400
St. Louis County Industrial Development Authority, Refunding RB
5.00%, 09/01/27	360	389,364
5.00%, 09/01/32	1,015	1,071,311

		3,244,223

Montana — 0.0%
Yellowstone County School District No.2 Billings, GO, 5.00%, 06/15/24(d)	500	526,991

Nebraska — 0.1%
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/30	800	864,817

Nevada — 0.7%
City of Las Vegas Nevada Special Improvement District No.814, SAB
3.50%, 06/01/28	160	159,221
3.25%, 06/01/30	350	334,077
City of Reno Nevada, Refunding RB, Series A-1, (AGM), 5.00%, 06/01/31	1,000	1,096,339
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 5.00%, 07/01/33	5,000	5,216,355

		6,805,992

New Hampshire(b) — 0.2%
New Hampshire Business Finance Authority, RB, AMT, 2.95%, 04/01/29	1,000	945,448
New Hampshire Business Finance Authority, Refunding RB, Series A, AMT, 4.00%, 11/01/27	795	767,552

		1,713,000

New Jersey — 18.2%
New Jersey Economic Development Authority, RB
AMT, 5.13%, 09/15/23	3,210	3,246,543
AMT, 5.50%, 01/01/26	1,500	1,556,273
AMT, 5.50%, 01/01/27	1,000	1,037,233
AMT, (AGM), 5.00%, 01/01/31	2,425	2,522,165
AMT, 5.38%, 01/01/43	7,000	7,161,574
New Jersey Economic Development Authority, Refunding ARB
AMT, 5.00%, 10/01/26	2,135	2,339,650
AMT, 5.00%, 10/01/27	1,680	1,869,104
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(d)	4,080	4,595,178
New Jersey Educational Facilities Authority, RB, 5.00%, 06/15/28	10,000	10,441,000
New Jersey Educational Facilities Authority, Refunding RB
5.00%, 07/01/25(d)	1,966	2,113,613
5.00%, 07/01/30	3,034	3,233,974

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51	$6,110	$5,127,243
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	2,130	1,917,884
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/26	540	540,072
1st Series, AMT, 5.75%, 12/01/28	1,450	1,450,187
Series B, AMT, 5.00%, 12/01/27	1,000	1,084,277
Series B, AMT, 5.00%, 12/01/28	1,000	1,075,658
Series B, AMT, 4.00%, 12/01/41(c)	4,820	4,706,200
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/30	2,000	2,141,616
Series AA, 5.25%, 06/15/31	12,000	12,322,608
Series AA, 5.25%, 06/15/32	2,250	2,357,167
Series AA, 5.00%, 06/15/35	3,000	3,180,573
Series AA, 5.50%, 06/15/39	8,175	8,358,161
Series AA, 4.00%, 06/15/40	4,000	3,874,904
Series BB, 5.00%, 06/15/44	5,000	5,264,620
Series C, 5.25%, 06/15/32	10,000	10,424,840
Series S, 5.25%, 06/15/43	10,000	10,719,700
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	1,695	1,815,075
Series A, 5.00%, 12/15/33	2,285	2,422,182
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/32	12,000	12,736,476
Newark Housing Authority Scholarship Foundation A New Jersey Non, RB, M/F Housing
Series A, 5.00%, 12/01/23	1,230	1,259,329
Series A, 5.00%, 12/01/25	1,345	1,385,358
South Jersey Port Corp., ARB
Series B, AMT, 5.00%, 01/01/29	250	270,903
Series B, AMT, 5.00%, 01/01/30	200	215,928
Series B, AMT, 5.00%, 01/01/31	350	375,967
Series B, AMT, 5.00%, 01/01/32	425	453,579
State of New Jersey, GO
5.00%, 06/01/28	5,000	5,309,430
2.00%, 06/01/34	12,520	10,071,000
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	850	924,483
Series A, 5.00%, 06/01/32	11,980	12,879,339
Series A, 5.00%, 06/01/33	220	235,821
Sub-Series B, 5.00%, 06/01/46	15,000	15,922,680

		180,939,567

New Mexico — 0.7%
Albuquerque Bernalillo County Water Utility Authority, Refunding RB, 4.00%, 07/01/33	2,510	2,571,231
Albuquerque Municipal School District No.12, GO, Series 2017, (SAW), 5.00%, 08/01/30	1,250	1,367,764
City of Santa Fe New Mexico, RB
Series A, 5.00%, 05/15/34	170	182,158
Series A, 5.00%, 05/15/39	310	328,740
New Mexico Hospital Equipment Loan Council, Refunding RB, Series A, 5.00%, 08/01/31	2,500	2,659,590

		7,109,483

Security	Par (000)	Value

New York — 15.9%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
Series A, 4.00%, 06/01/22	$410	$410,638
Series A, 4.50%, 06/01/27	1,710	1,792,877
Series A, 5.00%, 06/01/35	415	435,001
Build NYC Resource Corp., RB, Series A, 4.88%, 05/01/31(b)	420	429,586
Build NYC Resource Corp., Refunding RB, 5.00%, 08/01/35	665	726,284
City of New York, GO, Series A -1, 4.00%, 08/01/50	3,910	3,895,623
Huntington Local Development Corp., RB, Series A, 5.00%, 07/01/36	940	937,067
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/39	7,005	7,149,380
Series B, 5.25%, 11/15/38	3,145	3,230,736
Series C, 5.00%, 11/15/38	4,450	4,500,632
Sub-Series A-1, 5.00%, 11/15/40	2,355	2,429,861
Metropolitan Transportation Authority, Refunding RB, Series A, 4.00%, 11/15/51	2,250	2,217,560
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(d)	5,695	5,884,159
New York City Industrial Development Agency, Refunding RB
Series-A, Class A, (AGM), 3.00%, 01/01/35	500	460,162
Series-A, Class A, (AGM), 3.00%, 01/01/36	1,000	909,797
New York City Municipal Water Finance Authority, RB
Series CC-1, 4.00%, 06/15/52	2,000	1,992,298
Series CC-1, 5.00%, 06/15/52	5,400	5,992,396
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series C-3, Subordinate, 4.00%, 05/01/43	5,000	5,115,055
Series F-1, Subordinate, 4.00%, 02/01/51	2,915	2,864,798
Series F-1, Subordinate, 5.00%, 02/01/51	3,975	4,360,495
New York Convention Center Development Corp., RB, CAB, Series B, Sub Lien, (BAM-TCRS), 0.00%, 11/15/40(e)	7,000	2,961,861
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50	6,970	5,793,826
Series 1, Class 1, 5.00%, 11/15/44(b)	1,730	1,746,840
Series A, 2.88%, 11/15/46	16,310	12,582,333
Series-A, 3.00%, 11/15/51	990	790,289
New York Power Authority, RB, (AGM), 4.00%, 11/15/47	570	575,069
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/50	10,135	10,005,475
New York State Dormitory Authority, Refunding RB
5.00%, 12/01/27(b)	900	976,638
5.00%, 12/01/28(b)	1,800	1,953,121
Series A, 5.00%, 05/01/32	3,060	3,248,046
Series A, 5.00%, 07/01/32	9,000	9,580,437
Series A, 4.00%, 03/15/46(c)	10,000	9,917,600
Series E, 4.00%, 03/15/45	10,000	9,874,060
New York State Urban Development Corp., RB
Series A, 3.00%, 03/15/41	8,515	7,417,442
Series A, 4.00%, 03/15/45	2,500	2,482,250
New York Transportation Development Corp., ARB, AMT, 5.00%, 12/01/39	1,865	1,994,728
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	2,775	2,725,130
AMT, 5.00%, 10/01/35	630	669,037

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., RB (continued)
AMT, 5.00%, 10/01/40	$1,775	$1,855,828
Niagara Area Development Corp., Refunding RB, Series B, 3.50%, 11/01/24(b)	1,000	1,009,576
Port Authority of New York & New Jersey, ARB, Consolidated, 221st Series, AMT, 4.00%, 07/15/36	2,650	2,656,803
Port Authority of New York & New Jersey, Refunding ARB
Series 223, AMT, 4.00%, 07/15/36	1,625	1,629,602
Series 223, AMT, 4.00%, 07/15/37	3,250	3,235,095
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	1,770	1,351,174
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/38.	4,400	4,761,434
Troy Capital Resource Corp., Refunding RB, Series A, 5.00%, 09/01/33	860	968,046

		158,496,145

North Dakota — 0.2%
North Dakota Housing Finance Agency, RB, S/F Housing, Series B, 2.60%, 01/01/43	2,110	1,676,062

Ohio — 4.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	1,000	977,341
Series A-2, Class 1, 4.00%, 06/01/38	1,000	976,464
Series A-2, Class 1, 4.00%, 06/01/39	1,000	975,650
Series B-2, Class 2, 5.00%, 06/01/55	8,490	8,254,734
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, 5.00%, 12/01/35	850	928,696
Montgomery County, Refunding RB, 4.00%, 08/01/51	4,250	4,187,793
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	1,550	1,451,986
Ohio Housing Finance Agency, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 2.70%, 09/01/46	5,890	4,608,312
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/31	11,145	11,392,040
Series A-1, Junior Lien, 5.25%, 02/15/32	2,250	2,298,877
State of Ohio, RB, 4.00%, 01/01/41	6,000	6,086,154
State of Ohio, Refunding RB, Series A, 4.00%, 01/01/28(d)	25	26,879

		42,164,926

Oklahoma — 0.7%
Oklahoma City Public Property Authority, Refunding RB
5.00%, 10/01/27	1,190	1,288,709
5.00%, 10/01/28	1,265	1,369,178
5.00%, 10/01/29	1,400	1,514,495
Oklahoma Development Finance Authority, RB
Series B, 5.00%, 08/15/29	1,200	1,253,000
Series B, 5.00%, 08/15/33	1,305	1,346,057

		6,771,439

Oregon — 0.6%
Klamath County School District, GO, (GTY), 5.00%, 06/15/23(d)	2,000	2,063,274

Security	Par (000)	Value

Oregon (continued)
Oregon State Facilities Authority, Refunding RB, Series A, 4.13%, 06/01/52(c)	$1,550	$1,514,830
Umatilla County School District No.16R Pendleton, GO, Series A, (GTY), 5.00%, 06/15/24(d)	2,000	2,109,638

		5,687,742

Pennsylvania — 5.7%
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/22	550	550,000
5.00%, 05/01/23	160	163,142
5.00%, 05/01/28	835	909,312
Bucks County Industrial Development Authority, RB
5.00%, 07/01/35	1,100	1,178,327
5.00%, 07/01/36	1,250	1,334,729
4.00%, 07/01/46	145	132,448
4.00%, 07/01/51	100	90,482
Commonwealth Financing Authority, RB
5.00%, 06/01/33	2,000	2,174,148
5.00%, 06/01/34	3,750	4,066,646
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	4,145	4,042,938
Class B, 4.00%, 05/01/56	1,245	1,190,280
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/35	1,450	1,598,990
Series A-1, 4.00%, 04/15/36	1,545	1,565,799
AMT, 5.00%, 12/31/28	115	123,281
Pennsylvania Economic Development Financing Authority, Refunding RB(c)
Series A, 4.00%, 02/15/40	1,480	1,465,523
Series A, 4.00%, 02/15/52	950	925,903
Pennsylvania Turnpike Commission, RB
Sub-Series A, 5.50%, 12/01/46	18,570	19,810,142
Series A, Subordinate, 4.00%, 12/01/50	3,000	2,863,803
Pennsylvania Turnpike Commission, Refunding RB
2nd Series, 5.00%, 12/01/30	2,620	2,873,113
Sub-Series B-2, 5.00%, 06/01/32	5,000	5,425,090
School District of Philadelphia, GO
Series A, (SAW), 5.00%, 09/01/30	1,200	1,326,358
Series A, (SAW), 5.00%, 09/01/31	1,000	1,100,276
Series A, (SAW), 5.00%, 09/01/32	1,200	1,315,490

		56,226,220

Puerto Rico — 5.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.50%, 07/01/34	4,365	4,547,501
Series A-1, Restructured, 4.75%, 07/01/53	1,069	1,082,277
Series A-1, Restructured, 5.00%, 07/01/58	8,412	8,610,355
Series A-2, Restructured, 4.33%, 07/01/40	14,403	14,291,130
Series A-2, Restructured, 4.78%, 07/01/58	488	496,283
Series B-1, Restructured, 4.75%, 07/01/53	749	758,169
Series B-2, Restructured, 4.78%, 07/01/58	726	734,713
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(e)
Series A-1, Restructured, 0.00%, 07/01/27	11,890	10,266,623
Series A-1, Restructured, 0.00%, 07/01/29	446	363,209
Series A-1, Restructured, 0.00%, 07/01/31	1,464	1,096,044
Series A-1, Restructured, 0.00%, 07/01/46	7,903	2,220,403

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(e) (continued)
Series B-1, Restructured, 0.00%, 07/01/27	$2,521	$2,178,066
Series B-1, Restructured, 0.00%, 07/01/29	4,466	3,637,619

		50,282,392

Rhode Island — 0.7%
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 04/01/29	1,000	1,049,085
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 09/01/32	2,000	2,067,058
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/27	1,000	1,081,939
Series A, AMT, 5.00%, 12/01/28	1,000	1,089,130
Rhode Island Student Loan Authority, Refunding RB
Series A, AMT, 5.00%, 12/01/24	750	786,641
Series A, AMT, 5.00%, 12/01/25	850	902,777

		6,976,630

South Carolina — 4.5%
Charleston County Airport District, ARB
Series A, AMT, 5.25%, 07/01/25	4,490	4,624,969
Series A, AMT, 5.50%, 07/01/38	3,000	3,085,362
Series A, AMT, 6.00%, 07/01/38	5,270	5,452,700
Series A, AMT, 5.50%, 07/01/41	4,170	4,258,029
County of Charleston South Carolina, ARB, 5.25%, 12/01/23(d)	6,735	7,050,562
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 11/15/27	625	603,846
Series A, 5.00%, 05/01/37	4,480	4,849,815
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/30	5,500	5,929,380
Series A, 5.00%, 12/01/31	5,660	6,078,399
Series A, 5.00%, 12/01/32	200	214,298
Series A, 5.00%, 12/01/33	800	853,930
Series A, 4.00%, 12/01/34	2,100	2,161,433

		45,162,723

Tennessee — 1.5%
Memphis-Shelby County Industrial Development Board, Refunding TA, Series A, 4.75%, 07/01/27	170	147,956
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/35	4,000	4,223,588
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
5.00%, 10/01/29	350	370,746
5.00%, 10/01/34	450	473,714
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	9,260	10,052,285

		15,268,289

Texas — 9.0%
City of Dallas TX Waterworks & Sewer System Revenue Refunding RB, Series C, 3.00%, 10/01/46	5,110	4,347,292
City of Grapevine Texas, GO, 5.00%, 02/15/23(d)	5,685	5,818,723
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	700	701,590
City of Houston Texas Airport System Revenue, Refunding ARB
AMT, 5.00%, 07/15/27	410	433,758
Sub-Series A, AMT, 5.00%, 07/01/31	1,430	1,552,747

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System Revenue, Refunding ARB (continued)
Sub-Series A, AMT, 5.00%, 07/01/32	$1,515	$1,632,661
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	400	421,670
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 4.00%, 10/01/47	8,000	7,779,552
Love Field Airport Modernization Corp., ARB, AMT, 5.00%, 11/01/28	1,000	1,009,853
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	3,735	3,847,905
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	1,360	1,422,994
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	800	807,283
Red River Education Finance Corp., RB(d)
5.00%, 03/15/23	1,340	1,373,733
5.25%, 03/15/23	7,170	7,365,813
San Jacinto River Authority, RB, (AGM), 5.25%, 10/01/25	2,910	2,916,664
State of Texas, GO, 5.00%, 04/01/43	15,550	16,545,822
Tarrant County Cultural Education Facilities Finance Corp., RB
4.00%, 10/01/42	420	416,141
4.00%, 10/01/52	1,160	1,136,473
Series B, 5.00%, 07/01/33	8,485	9,274,351
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	445	446,259
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/29	1,265	1,360,854
5.00%, 12/15/31	1,950	2,110,670
Texas Water Development Board, RB
5.25%, 10/15/46	4,780	5,194,613
Series B, 4.00%, 10/15/43	5,000	5,165,275
Via Metropolitan Transit, Refunding RB(d)
5.25%, 08/01/23	4,720	4,891,525
Series A, 5.25%, 08/01/23	1,585	1,642,599

		89,616,820

Utah — 2.0%
County of Utah, RB
Series A, 5.00%, 05/15/50	2,275	2,482,678
Series B, 5.00%, 05/15/46	8,590	9,040,245
Salt Lake City Corp. Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/33	3,500	3,752,735
Utah Charter School Finance Authority, RB(b)
Series A, 3.63%, 06/15/29	410	388,452
Series A, 5.00%, 06/15/49	320	307,196
Utah Charter School Finance Authority, Refunding RB, 4.50%, 06/15/27(b)	1,290	1,297,891
Utah State University, RB, Series B, (AGM), 4.00%, 12/01/45	3,000	3,083,538

		20,352,735

Vermont — 0.6%
University of Vermont and State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	5,698,081

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 0.1%
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/33	$495	$502,435
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	305	294,390

		796,825

Washington — 0.8%
State of Washington, GO, Series C, 5.00%, 02/01/41	2,500	2,732,745
Washington State Convention Center Public Facilities District, RB, 4.00%, 07/01/31	1,730	1,689,179
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	1,619	1,473,407
Washington State Housing Finance Commission, Refunding RB(b)
5.00%, 01/01/27	1,560	1,687,647
5.00%, 01/01/28	750	813,487

		8,396,465

Wisconsin — 1.9%
Public Finance Authority, RB
5.00%, 04/01/30(b)	500	523,684
5.00%, 06/15/34	430	469,750
5.00%, 06/15/56(b)	1,000	842,956
5.00%, 10/15/56(b)	385	351,660
Series A, 4.00%, 03/01/30(b)	445	446,028
Series A, 5.00%, 07/15/39(b)	165	171,451
Series A, 5.00%, 07/15/49(b)	630	647,044
Series A, 5.00%, 10/15/50(b)	1,695	1,713,582
Series A, 5.00%, 07/15/54(b)	300	306,889
Series A-1, 5.00%, 01/01/55(b)	945	863,179
AMT, 4.00%, 09/30/51	1,520	1,447,654
AMT, 4.00%, 03/31/56	1,595	1,492,086
Public Finance Authority, Refunding RB
4.00%, 09/01/29(b)	140	138,533
4.00%, 12/01/31	700	728,214
5.00%, 09/01/49(b)	520	514,910
Series B, AMT, 5.25%, 07/01/28	4,765	4,782,635
Wisconsin Health & Educational Facilities Authority, RB, 4.00%, 08/15/46	2,720	2,654,326
Wisconsin Health & Educational Facilities Authority, Refunding RB, (AGM), 4.00%, 02/15/35	750	767,669

		18,862,250

Total Municipal Bonds — 142.0% (Cost: $1,452,527,510)		1,410,651,431

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Alabama — 4.2%
Alabama Special Care Facilities Financing Authority- Birmingham AL, Refunding RB, Series B, 5.00%, 11/15/46	39,718	41,992,116

California — 4.6%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/31(i)	8,080	8,314,136
Los Angeles Ca Waste Water System Revenue, 4.00%, 06/01/52	8,500	8,510,534

Security	Par (000)	Value

California (continued)
San Diego County Regional Airport Authority, ARB(i)
Series B, AMT, Subordinate, 4.00%, 07/01/56	$1,201	$1,107,914
Series B, AMT, Subordinate, 5.00%, 07/01/56	2,836	3,024,315
State of California, Refunding GO
5.00%, 10/01/35	12,500	13,401,292
4.00%, 11/01/38	10,775	11,147,718

		45,505,909

District of Columbia — 1.5%
Washington Dc Met Area Transit RB, Series A, 4.00%, 07/15/45	15,000	15,398,782

Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Series C, 4.13%, 02/15/35	7,500	7,546,175

Massachusetts — 3.1%
Commonwealth of Massachusetts, GOL, Series E, 5.25%, 09/01/43	20,000	22,283,580
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/32	7,500	8,183,323

		30,466,903

Michigan — 1.0%
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/40	10,100	9,961,635

Nevada — 1.0%
County of Clark Nevada, GO, 4.00%, 07/01/47	10,000	10,138,475

New Jersey — 0.7%
New Jersey Housing & Mortgage Finance Agency, Refunding RB
Series BB, AMT, 3.65%, 04/01/28	3,940	3,969,767
Series BB, AMT, 3.70%, 10/01/28	3,055	3,078,082

		7,047,849

New York — 11.3%
City of New York, GO, Sub-Series 1-I, 5.00%, 03/01/32	7,009	7,296,989
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 4.00%, 02/15/44	30,165	30,691,977
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 5.00%, 07/15/43	11,825	12,690,904
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 5.00%, 08/01/36	9,444	10,080,971
Sub-Series B-1, 4.00%, 11/01/41	20,000	20,055,590
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/36(i)	5,505	5,876,811
Series A, 4.00%, 03/15/49	10,530	10,384,377
New York State Urban Development Corp., RB, Series A-1, 5.00%, 03/15/32.	5,501	5,623,047
Port Authority of New York & New Jersey, Refunding ARB, 178th Series, AMT, 5.00%, 12/01/32	4,009	4,127,524
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/24.	5,010	5,332,252

		112,160,442

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 1.0%
Geisinger Authority, Refunding RB, Series A, 4.00%, 06/01/41	$10,000	$9,922,915

Texas — 1.8%
Pflugerville Independent School District, GO, (PSF-GTD), 5.00%, 02/15/24	7,500	7,837,940
Texas Water Development Board, RB, 4.00%, 10/15/51	10,000	10,344,245

		18,182,185

Washington — 1.6%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/34	15,000	15,872,760

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.6% (Cost: $335,329,116)		324,196,146

Total Long-Term Investments — 174.6% (Cost: $1,787,856,626)		1,734,847,577

	Shares

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.25%(j)(k)	309,107	309,107

Total Short-Term Securities — 0.0% (Cost: $309,107)		309,107

Total Investments — 174.6% (Cost: $1,788,165,733)		1,735,156,684

Other Assets Less Liabilities — 0.1%		876,638

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.2)%		(181,000,760)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (56.5)%		(561,375,145)

Net Assets Applicable to Common Shares — 100.0%		$993,657,417

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 15, 2024 to July 1, 2029, is $12,826,553. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$126,519	$183,463	(a)	$—	$(875)	$—	$309,107	309,107	$2,552	$—

(a)	Represents net amount purchased (sold).

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	566	06/21/22	$67,381	$1,753,439
U.S. Long Bond	447	06/21/22	62,804	1,471,600
5-Year U.S. Treasury Note	740	06/30/22	83,296	1,545,910

				$4,770,949

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$4,770,949	$—	$4,770,949

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,744,066	$—	$1,744,066

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$4,202,988	$—	$4,202,988

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$89,971,840

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,410,651,431	$—	$1,410,651,431
Municipal Bonds Transferred to Tender Option Bond Trusts	—	324,196,146	—	324,196,146

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Fund, Inc. (MUI)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$309,107	$—	$—	$309,107

	$309,107	$1,734,847,577	$—	$1,735,156,684

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$4,770,949	$—	$—	$4,770,949

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(180,857,841)	$—	$(180,857,841)
VRDP Shares at Liquidation Value	—	(561,700,000)	—	(561,700,000)

	$—	$(742,557,841)	$—	$(742,557,841)

See notes to financial statements.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.1%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$570	$591,699
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	1,090	1,134,203
Series D, Sub Lien, 6.00%, 10/01/42	2,875	3,110,785
Series D, Sub Lien, 7.00%, 10/01/51	1,545	1,696,615
Health Care Authority of the City of Huntsville, RB
Series B1, 4.00%, 06/01/45	315	307,820
Series B1, (AGM), 3.00%, 06/01/50	865	717,649
Opelika Utilities Board, Refunding RB, 4.00%, 06/01/41	960	975,756

		8,534,527

Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Series A, Class 1, 4.00%, 06/01/50	1,890	1,756,827

Arizona — 2.8%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(a)	575	581,534
Series A, 5.00%, 07/01/39(a)	480	485,371
Series A, (BAM), 4.00%, 06/01/44	425	430,080
Series A, 5.00%, 07/01/49(a)	550	550,561
Series A, 5.00%, 07/01/54(a)	425	421,294
Arizona Industrial Development Authority, Refunding RB(a)
Series A, 5.50%, 07/01/52	130	136,190
Series G, 5.00%, 07/01/47	435	432,498
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	65	68,212
5.00%, 05/15/56	575	600,094
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	2,120	2,113,822
Industrial Development Authority of the County of Pima, RB(a)
5.00%, 07/01/34	400	401,763
5.00%, 06/15/47	840	841,925
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	260	260,463
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	215	217,294
5.00%, 07/01/54(a)	490	476,176
Series A, 4.13%, 09/01/38	775	787,653
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,400	1,339,241
Salt Verde Financial Corp., RB
5.00%, 12/01/32	3,500	3,821,451
5.00%, 12/01/37	6,845	7,574,218

		21,539,840

Arkansas — 1.1%
Arkansas Development Finance Authority, RB
5.00%, 12/01/47	385	412,295
Series A, AMT, 4.50%, 09/01/49(a)	4,925	4,541,219
City of Benton Arkansas, RB, (AGM), 4.00%, 06/01/39	505	509,155

Security	Par (000)	Value

Arkansas (continued)
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, Subordinate, 4.00%, 10/01/40	$840	$843,553
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	1,835	1,849,798
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	480,060

		8,636,080

California — 10.0%
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23(b)	1,320	1,363,462
Series A, 4.00%, 04/01/45	1,030	999,670
Series A, 4.00%, 08/15/48	1,660	1,643,890
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	800	835,713
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	185	187,692
Series A, 5.25%, 08/15/49	460	466,284
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	285	300,528
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	1,755	1,756,645
California State Public Works Board, RB
4.00%, 11/01/41	1,230	1,260,753
Series F, 5.25%, 09/01/33	1,230	1,272,650
Series I, 5.50%, 11/01/30	2,500	2,613,920
Series I, 5.50%, 11/01/31	3,965	4,140,713
Series I, 5.00%, 11/01/38	955	989,458
California Statewide Communities Development Authority, Refunding RB
4.00%, 03/01/42	1,000	1,013,754
4.00%, 03/01/48	1,345	1,350,110
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34	1,000	1,066,364
City of Los Angeles Department of Airports, ARB
AMT, 5.00%, 05/15/45	245	266,187
Series A, AMT, 4.00%, 05/15/49	5,750	5,548,313
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/38	210	230,821
Series A, AMT, 5.00%, 05/15/39	225	246,319
Series A, AMT, 5.00%, 05/15/46	585	631,584
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(a)	655	491,414
CSCDA Community Improvement Authority, RB, M/F Housing(a)
Class 2, 4.00%, 06/01/58	2,165	1,713,821
Senior Lien, 3.13%, 06/01/57	2,070	1,443,210
Class 2, Senior Lien, 4.00%, 12/01/58	945	759,059
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34	1,650	1,949,846
Kern Community College District, GO, Series C, 5.50%, 11/01/33(b)	2,445	2,562,101
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, Election 2002, (AGC), 0.00%, 08/01/38(c)	8,000	4,103,456

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Palomar Community College District, GO, CAB
Series B, 0.00%, 08/01/30(c)	$1,500	$1,158,639
Series B, Convertible, 6.20%, 08/01/39	2,605	2,730,923
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/38(b)	5,005	5,165,445
Series J, 5.25%, 05/15/38	1,420	1,458,499
Riverside County Public Financing Authority, RB, 5.25%, 11/01/40(b)	2,500	2,732,710
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (BAM), 4.00%, 10/01/39	1,550	1,594,763
San Diego Community College District, GO, CAB, 6.00%, 08/01/27(b)	2,800	3,276,596
San Diego County Regional Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/47	1,405	1,467,486
San Diego Unified School District, GO, CAB(c)
Series A, 0.00%, 07/01/29	5,315	4,249,832
Series A, 0.00%, 07/01/29(d)	685	543,393
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,085	1,112,690
Series A, AMT, 5.25%, 05/01/33	850	867,899
Series A, AMT, 5.00%, 05/01/44	1,090	1,113,609
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 4.00%, 05/01/52	1,705	1,598,785
State of California, Refunding GO
5.00%, 02/01/38	3,000	3,055,245
3.00%, 12/01/46	1,395	1,170,475
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(b)	440	464,798
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	920	955,380

		75,924,904

Colorado — 2.4%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	1,260	1,427,539
City & County of Denver Colorado Airport System Revenue, ARB
Series B, 5.25%, 11/15/32	3,250	3,366,665
Series A, AMT, 5.50%, 11/15/28	1,000	1,037,930
Series A, AMT, 5.50%, 11/15/30	340	352,663
Series A, AMT, 5.50%, 11/15/31	405	419,949
City & County of Denver Colorado, RB, CAB(c)
Series A-2, 0.00%, 08/01/37	1,490	795,212
Series A-2, 0.00%, 08/01/38	915	467,216
Colorado Educational & Cultural Facilities Authority, RB
(NPFGC), 5.50%, 07/01/40	2,510	2,515,565
5.00%, 03/01/50(a)	360	365,940
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(a)	1,690	1,658,125
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	1,285	1,244,303
Series A, 3.25%, 08/01/49	1,415	1,155,582

Security	Par (000)	Value

Colorado (continued)
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series B, (GNMA), 3.25%, 05/01/52	$1,605	$1,584,719
Denver International Business Center Metropolitan District No.1, GO, Series A, 4.00%, 12/01/48	555	525,331
State of Colorado, COP, Series O, 4.00%, 03/15/44	930	937,979

		17,854,718

Connecticut — 0.9%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 3.50%, 11/15/51	1,290	1,294,152
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series I-1, 5.00%, 07/01/42	590	622,995
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	240	248,535
Series A, 4.00%, 05/01/39	150	154,649
State of Connecticut, GO
Series A, 4.00%, 01/15/38	2,260	2,321,709
Series A, 5.00%, 04/15/38	985	1,070,246
State of Connecticut, Refunding GO, Series E, 5.00%, 09/15/37	970	1,059,892

		6,772,178

Delaware — 0.7%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	330	350,242
Series A, 5.00%, 07/01/48	900	941,487
Delaware State Health Facilities Authority, RB
5.00%, 06/01/43	820	904,331
5.00%, 06/01/48	1,395	1,526,381
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,790	1,866,977

		5,589,418

District of Columbia — 3.6%
District of Columbia, Refunding RB
5.00%, 04/01/35	315	336,340
Catholic Health Services, 5.00%, 10/01/48	1,695	1,840,780
District of Columbia, TA, 5.13%, 06/01/41	1,520	1,522,925
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/37	955	951,065
Series A, AMT, 4.00%, 10/01/38	955	943,558
Series A, AMT, 4.00%, 10/01/40	1,150	1,138,441
Series A, AMT, 4.00%, 10/01/41	2,470	2,439,567
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	1,255	1,241,585
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB(c)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34	10,170	6,208,816
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35	13,485	7,841,487
Washington Metropolitan Area Transit Authority, 5.00%, 07/01/42	3,000	3,222,168

		27,686,732

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida — 7.3%
Broward County FL Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/47	$585	$593,736
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	140	152,868
Series A-1, 5.00%, 10/01/33	155	168,300
Series A-1, 5.00%, 10/01/34	155	167,811
Series A-1, 5.00%, 10/01/35	50	53,969
Capital Trust Agency, Inc., RB
5.50%, 06/01/57(a)	170	157,727
Series A, 5.00%, 06/01/45(a)	480	440,316
Series A, 5.00%, 12/15/49	160	161,503
Series A, 5.00%, 12/15/54	140	141,094
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	2,760	2,983,927
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	285	89,822
Series A, 0.00%, 09/01/53	300	79,849
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,755	1,820,326
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	2,845	2,946,299
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	1,070	1,014,134
County of Lee FL Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	3,515	3,819,536
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	235	236,931
Series A, 4.00%, 10/01/38	235	236,327
Series A, 4.00%, 10/01/39	175	175,685
County of Miami-Dade Seaport Department, ARB(b)
Series A, 6.00%, 10/01/23	5,215	5,488,558
Series A, 5.38%, 10/01/33	1,015	1,058,745
Series B, AMT, 6.00%, 10/01/23	4,750	4,984,582
Series B, AMT, 6.25%, 10/01/23	460	484,142
County of Miami-Dade Seaport Department, Refunding RB, Series B-1, AMT, Subordinate, 4.00%, 10/01/46	2,130	2,030,212
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/41	275	114,837
Series A-2, 0.00%, 10/01/42	370	147,621
Series A-2, 0.00%, 10/01/43	335	127,376
Series A-2, 0.00%, 10/01/44	345	124,888
Series A-2, 0.00%, 10/01/45	285	98,399
Series A-2, 0.00%, 10/01/46	625	206,086
Series A-2, 0.00%, 10/01/47	605	190,218
Series A-2, 0.00%, 10/01/48	430	128,899
Series A-2, 0.00%, 10/01/49	355	101,608
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(a)	430	347,325
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	1,725	1,644,998
Esplanade Lake Club Community Development District, SAB, Series A-1, 4.13%, 11/01/50	615	558,708
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	155	161,396
Series A, 5.00%, 06/15/50	520	536,475
Series A, 5.00%, 06/15/55	310	318,704
AMT, 5.00%, 05/01/29(a)	270	274,583

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB (continued)
Series A, AMT, 5.00%, 08/01/29(a)(e)	$105	$105,437
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	270	273,205
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	3,515	3,526,002
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23(b)	1,735	1,808,122
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	40	40,064
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,465	3,592,034
Orange County Health Facilities Authority, Refunding RB, 5.00%, 08/01/41	1,305	1,372,709
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42.	210	230,725
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	1,185	1,157,845
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/32(b)	1,785	1,843,352
Sarasota County Florida Utility System Revenue, RB, Series A, 5.00%, 10/01/50.	465	521,197
Southern Groves Community Development District No.5, Refunding SAB, 4.00%, 05/01/43	220	202,338
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(f)(g)	800	506,893
Trout Creek Community Development District, SAB
4.00%, 05/01/40	635	569,765
4.00%, 05/01/51	1,055	879,140
Village Community Development District No.10, SAB, 5.13%, 05/01/43	2,320	2,320,000
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,265	1,400,899
Westside Community Development District, SAB, 4.00%, 05/01/50	815	752,805

		55,671,052

Georgia — 2.7%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	470	478,555
Georgia Housing & Finance Authority, RB, S/F Housing
Series A, 3.95%, 12/01/43.	120	121,597
Series A, 4.00%, 12/01/48	170	172,174
Series B, 2.50%, 06/01/50	520	381,014
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 4.00%, 06/01/49(h)	1,645	1,699,260
Griffin-Spalding County Hospital Authority, RB, 4.00%, 04/01/42	2,310	2,313,948
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	360	396,489
Series A, 5.00%, 05/15/36	1,860	2,054,971
Series A, 5.00%, 05/15/37	400	442,898
Series A, 5.00%, 05/15/38	1,265	1,403,008
Series A, 5.00%, 05/15/43	330	346,965
Series A, 5.00%, 05/15/49	4,575	5,112,723
Municipal Electric Authority of Georgia, RB
5.00%, 01/01/48	835	886,117
4.00%, 01/01/49	2,105	2,049,653

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Municipal Electric Authority of Georgia, RB (continued)
5.00%, 01/01/56	$350	$374,410
4.00%, 01/01/59	1,335	1,308,716
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 4.00%, 01/01/49	700	692,359
Series A, Subordinate, 4.00%, 01/01/51	615	615,445

		20,850,302

Hawaii — 0.4%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,500	1,544,752
State of Hawaii Airports System Revenue, ARB COP
AMT, 5.25%, 08/01/25	425	439,203
AMT, 5.25%, 08/01/26	460	474,696
State of Hawaii Department of Budget & Finance, Refunding RB, 5.25%, 11/15/37	400	404,843

		2,863,494

Idaho — 0.5%
Idaho Health Facilities Authority, RB
4.00%, 12/01/43	670	676,188
Series 2017, 5.00%, 12/01/46	540	576,432
Series A, 5.00%, 03/01/39	500	511,584
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	2,000	2,004,920

		3,769,124

Illinois — 9.9%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/37	985	1,029,506
Series A, 5.00%, 12/01/38	610	640,164
Series A, 5.00%, 12/01/39	730	765,977
Series A, 5.00%, 12/01/47	480	496,274
Series C, 5.25%, 12/01/35	2,655	2,739,679
Series D, 5.00%, 12/01/46	3,480	3,545,696
Series H, 5.00%, 12/01/36	585	611,412
Series H, 5.00%, 12/01/46	240	245,424
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,120	1,183,157
Series C, 5.00%, 12/01/27	500	532,278
Series C, 5.00%, 12/01/30	605	637,860
Series C, 5.00%, 12/01/34	475	497,259
Series D, 5.00%, 12/01/25	435	459,530
Series F, 5.00%, 12/01/22	455	462,100
Series F, 5.00%, 12/01/23	310	319,768
Series F, 5.00%, 12/01/24	340	355,731
Series G, 5.00%, 12/01/34	315	329,762
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,870	1,904,769
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	430	445,995
Chicago O’Hare International Airport, Refunding ARB, Series A, Senior Lien, 4.00%, 01/01/36	675	682,287
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 4.00%, 01/01/29	1,600	1,601,502
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	2,530	2,533,633
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	1,000	1,009,376
Cook County Community College District No. 508, GO
5.50%, 12/01/38	3,075	3,167,893

Security	Par (000)	Value

Illinois (continued)
Cook County Community College District No. 508, GO (continued)
5.25%, 12/01/43	$2,935	$3,000,104
County of Will Illinois, GO, 5.00%, 11/15/25(b)	600	649,406
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/37	820	866,996
Series A, 5.00%, 02/15/47	240	251,251
Series A, 5.00%, 02/15/50	130	135,901
Illinois Finance Authority, Refunding RB
4.00%, 03/01/35	1,290	1,311,231
Series A, 5.00%, 11/15/45	1,205	1,249,983
Series C, 5.00%, 02/15/41	555	586,673
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	2,980	3,111,087
Series A, 5.00%, 01/01/45	930	1,023,341
Series A, 4.00%, 01/01/46	1,585	1,577,108
Series A, 5.00%, 01/01/46	4,125	4,568,941
Series C, 5.00%, 01/01/37	2,000	2,084,786
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	2,370	2,422,654
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(c)
Series B, (AGM), 0.00%, 06/15/43	3,765	1,414,074
Series B, (AGM), 0.00%, 06/15/47	22,775	6,931,002
State of Illinois, GO
5.25%, 02/01/31	1,485	1,545,982
5.25%, 02/01/32	2,365	2,462,119
5.50%, 07/01/33	3,000	3,097,854
5.50%, 07/01/38	695	717,670
5.00%, 02/01/39	1,910	1,941,880
5.50%, 05/01/39	795	867,484
Series A, 5.00%, 04/01/38	4,545	4,647,699
Series D, 5.00%, 11/01/28	900	963,735
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	90	96,811
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,225	1,255,777
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/55(a)	390	381,585

		75,360,166

Indiana — 1.2%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	975	1,041,730
AMT, 7.00%, 01/01/44	2,355	2,511,718
Indiana Finance Authority, RB(b)
Series A, AMT, 5.00%, 07/01/23	2,305	2,369,181
Series A, AMT, 5.25%, 07/01/23	500	513,922
Series A, AMT, 5.00%, 07/01/40	565	581,497
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	780	772,932
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,520	1,545,727

		9,336,707

Iowa — 1.0%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	1,900	1,925,095
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	1,260	1,302,761

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iowa (continued)
Iowa Finance Authority, Refunding RB (continued)
Series B, 5.25%, 12/01/50(e)	$2,445	$2,561,120
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,715	1,464,025

		7,253,001

Kansas — 0.1%
Seward County Unified School District No.480 Liberal, Refunding GO, 5.00%, 09/01/39	720	727,983

Kentucky — 1.2%
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	2,500	2,700,557
Kentucky Economic Development Finance Authority, RB(b)
Series A, 5.38%, 01/01/23	1,830	1,873,818
Series A, Catholic Health Services, 5.25%, 01/01/23	1,230	1,258,446
Kentucky Public Transportation Infrastructure Authority, RB, CAB
Series C, Convertible, 6.45%, 07/01/34	500	541,367
Series C, Convertible, 6.60%, 07/01/39	830	901,756
Series C, Convertible, 6.75%, 07/01/43	1,770	1,933,677

		9,209,621

Louisiana — 1.0%
City of Alexandria Louisiana Utilities Revenue, RB, 5.00%, 05/01/24(b)	860	904,661
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,566,208
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/47	1,635	1,703,050
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	375	375,461
Series A, 5.25%, 05/15/32	1,320	1,321,509
Series A, 5.25%, 05/15/33	1,235	1,236,400
Series A, 5.25%, 05/15/35	605	618,806

		7,726,095

Maryland — 1.5%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	170	173,736
5.25%, 07/01/44	170	173,219
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	1,430	1,525,927
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	305	322,233
Series A, 5.00%, 05/15/42	1,760	1,885,754
Series B, 4.00%, 04/15/45	795	797,844
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/34	2,700	2,992,502
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	4,915	3,431,869

		11,303,084

Massachusetts — 2.7%
Massachusetts Development Finance Agency, RB
5.00%, 01/01/48	1,115	1,176,051
5.00%, 10/01/48	830	852,407
Series A, 5.25%, 01/01/42	1,110	1,178,299

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, RB (continued)
Series A, 5.00%, 01/01/47	$1,570	$1,643,300
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,140	1,125,096
5.00%, 04/15/40	400	406,056
5.00%, 09/01/43	750	795,913
Series A, 5.00%, 10/01/35	500	524,773
Series A, 5.00%, 01/01/40	435	462,268
Series A, 5.00%, 10/01/43	750	783,957
Series A, 4.00%, 06/01/49	225	227,014
Series P, 5.45%, 05/15/59	2,010	2,300,236
Massachusetts Educational Financing Authority, RB
Series B, AMT, 2.63%, 07/01/36	265	232,437
AMT, Subordinate, 3.75%, 07/01/47	1,865	1,509,264
Massachusetts Educational Financing Authority, Refunding RB
Series A, AMT, 3.63%, 07/01/32	765	764,665
Series B, AMT, 3.63%, 07/01/34	270	262,873
Massachusetts Housing Finance Agency, RB, M/F Housing
3.10%, 06/01/60	1,110	861,590
Series A, 3.80%, 12/01/43	160	153,919
Series A, 3.85%, 06/01/46	205	195,808
Series C-1, 3.15%, 12/01/49	400	332,145
Series C-1, 3.25%, 12/01/54	1,475	1,214,367
Series D-1, 2.55%, 12/01/50	420	321,056
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	3,100	3,329,791

		20,653,285

Michigan — 2.4%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,013
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	1,170	1,147,091
Michigan Finance Authority, RB
Series S, 5.00%, 11/01/44	1,555	1,654,138
Series C-2, AMT, Senior Lien, 5.00%, 07/01/22(b)	240	241,326
Series C-1, Senior Lien, 5.00%, 07/01/22(b)	455	457,636
Michigan Finance Authority, Refunding RB
5.00%, 11/15/41	5,560	5,929,584
4.00%, 11/15/46	570	578,528
Series A, 4.00%, 12/01/49	590	574,702
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	215	234,491
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 3.80%, 10/01/38	1,690	1,696,569
Series A, 4.15%, 10/01/53	940	941,699
Series A, 2.70%, 10/01/56	2,655	1,955,729
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	730	801,703
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,795	1,834,962

		18,053,171

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 2.3%
City of Maple Grove Minnesota, Refunding RB, 4.00%, 05/01/37	$880	$880,463
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	560	592,363
City of Otsego MN, Refunding RB, COP, Series A, 5.00%, 09/01/44	425	429,551
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,080	1,111,499
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	3,800	3,868,590
Series A, 5.25%, 02/15/53	1,500	1,618,449
Series A, 5.25%, 02/15/58	520	561,115
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	575	561,516
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	290	303,845
Minnesota Higher Education Facilities Authority, RB, Series 8-K, 4.00%, 03/01/43	385	372,387
Minnesota Housing Finance Agency, RB
(FHLMC, FNMA, GNMA), 3.50%, 07/01/52	4,920	4,954,066
Series A, (FHLMC, FNMA, GNMA), 2.75%, 07/01/42	940	774,828
Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	1,755	1,731,617

		17,760,289

Mississippi — 1.0%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	3,595	3,811,638
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/38(b)	2,000	2,077,070
State of Mississippi, RB
Series A, 5.00%, 10/15/37	330	360,121
Series A, 4.00%, 10/15/38	1,650	1,673,371

		7,922,200

Missouri — 2.0%
Health & Educational Facilities Authority of the State of Missouri, RB
4.13%, 02/15/43	300	299,999
4.00%, 06/01/53	2,075	2,019,620
Series A, 5.00%, 10/01/23(b)	500	518,738
Series A, 5.00%, 06/01/42	540	574,037
Series C-2, 5.00%, 10/01/34	1,000	1,031,497
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	305	313,404
Series A, 4.00%, 07/01/46	1,670	1,616,487
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	615	583,695
Missouri Housing Development Commission, RB, S/F Housing
(FHLMC, FNMA, GNMA), 2.35%, 11/01/46	1,080	822,862

Security	Par (000)	Value

Missouri (continued)
Missouri Housing Development Commission, RB, S/F Housing (continued)
(FHLMC, FNMA, GNMA), 2.40%, 11/01/51	$1,130	$808,889
(FHLMC, FNMA, GNMA), 3.50%, 05/01/52	6,380	6,426,204

		15,015,432

Montana — 0.0%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	75	73,828
Series B-2, 3.60%, 12/01/47	120	121,115

		194,943

Nebraska — 0.4%
Central Plains Energy Project, RB
5.25%, 09/01/37	575	580,883
5.00%, 09/01/42	600	605,982
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/45	400	418,988
Nebraska Investment Finance Authority, RB, (FHLMC, FNMA, GNMA), 3.00%, 03/01/52	1,755	1,722,534

		3,328,387

Nevada — 1.4%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	650	684,829
City of Las Vegas Nevada Special Improvement District No.809, SAB, 5.65%, 06/01/23	80	80,247
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	1,570	1,587,912
Series A-1, (AGM), 4.00%, 06/01/46	1,250	1,260,881
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,000	1,020,278
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	1,205	1,330,230
Series A, 5.00%, 06/01/37	3,000	3,305,139
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	285	301,345
5.00%, 07/01/45	350	364,903
5.00%, 07/01/51	380	392,037

		10,327,801

New Hampshire — 0.6%
New Hampshire Business Finance Authority, Refunding RB(a)
Series A, 3.63%, 07/01/43(e)	430	356,182
Series B, 4.63%, 11/01/42	2,095	2,128,210
Series B, AMT, 3.75%, 07/01/45(e)	395	325,982
Series C, AMT, 4.88%, 11/01/42	1,140	1,161,278
New Hampshire Housing Finance Authority, RB, M/F Housing, Series 1, (FHA), 4.00%, 07/01/52	800	775,856

		4,747,508

New Jersey — 12.9%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,265	1,306,462
5.25%, 11/01/44	1,885	1,942,768
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,195	1,191,163

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	$460	$491,962
4.00%, 11/01/38	370	359,668
4.00%, 11/01/39	295	285,427
5.00%, 06/15/49	1,670	1,767,889
Series A, 5.00%, 06/15/47	2,500	2,617,360
Series B, 4.50%, 06/15/40	1,270	1,298,819
Series EEE, 5.00%, 06/15/43	160	169,213
Series EEE, 5.00%, 06/15/48	2,705	2,847,348
Series LLL, 5.00%, 06/15/34	365	389,917
Series UU, 5.00%, 06/15/24(b)	80	84,239
Series UU, 5.00%, 06/15/40	345	352,072
Series WW, 5.00%, 06/15/36	210	216,493
AMT, 5.13%, 09/15/23	1,300	1,314,799
AMT, (AGM), 5.00%, 01/01/31	790	821,654
AMT, (AGM), 5.13%, 07/01/42	200	208,076
AMT, 5.38%, 01/01/43	3,000	3,069,246
Series B, AMT, 5.63%, 11/15/30	660	672,217
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,060	1,136,040
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	4,807	5,067,727
5.75%, 04/01/31	2,675	2,650,596
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/42	1,450	1,533,430
New Jersey Health Care Facilities Financing Authority, RB
4.00%, 07/01/47	300	294,335
4.00%, 07/01/51	8,620	8,490,226
New Jersey Health Care Facilities Financing Authority, Refunding RB, 5.00%, 10/01/37	685	723,269
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	680	612,282
New Jersey Higher Education Student Assistance Authority, Refunding RB(h)
Series B, AMT, 4.00%, 12/01/41	3,390	3,309,962
Series C, AMT, Subordinate, 5.00%, 12/01/52	3,425	3,538,248
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	1,130	1,118,294
New Jersey Transportation Trust Fund Authority, RB
Series AA, 4.13%, 06/15/39	1,040	1,029,206
Series AA, 5.50%, 06/15/39	3,510	3,588,642
Series AA, 5.00%, 06/15/44	1,835	1,860,241
Series AA, 5.00%, 06/15/45	1,325	1,378,441
Series AA, 5.00%, 06/15/46	400	411,169
Series AA, 3.00%, 06/15/50	130	100,004
Series BB, 4.00%, 06/15/50	1,980	1,877,398
Series BB, 5.00%, 06/15/50	3,720	3,913,127
Series S, 5.25%, 06/15/43	2,810	3,012,236
Series S, 5.00%, 06/15/46	2,070	2,176,651
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	1,000	549,746
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	510	493,141
Series A, 5.00%, 12/15/32	1,600	1,697,603
Series A, 5.00%, 12/15/36	720	764,517
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	845	856,681

Security	Par (000)	Value

New Jersey (continued)
New Jersey Turnpike Authority, RB (continued)
Series A, 4.00%, 01/01/48	$270	$268,115
Series E, 5.00%, 01/01/45	4,450	4,600,877
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/35	625	662,617
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	275	275,848
State of New Jersey, GO, Series A, 4.00%, 06/01/31	925	967,394
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,340	1,429,844
Series A, 4.00%, 06/01/37	500	495,041
Series A, 5.25%, 06/01/46	4,955	5,249,961
Sub-Series B, 5.00%, 06/01/46	10,110	10,731,886

		98,271,587

New Mexico — 0.6%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	200	208,997
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	450	467,580
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53	1,315	1,305,182
Series C, (FHLMC, FNMA, GNMA), 4.25%, 03/01/53(h)	2,110	2,218,612

		4,200,371

New York — 9.9%
City of New York, GO, Series C, 5.00%, 08/01/42	805	888,078
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	3,585	3,599,111
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/39	1,000	1,020,611
Series B, 5.25%, 11/15/38	2,970	3,050,965
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,950	2,045,924
Series C-1, 5.00%, 11/15/50	370	384,904
Series C-1, 5.25%, 11/15/55	1,040	1,125,486
Series C-1, 5.00%, 11/15/56	2,670	2,784,439
Series C-1, 5.25%, 11/15/56	10	10,735
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	1,000	944,137
Series A, 4.00%, 07/01/50	770	760,013
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,505	1,157,791
Series F-1, (FHA), 2.40%, 11/01/46	7,050	5,161,016
Series F-1, (FHA), 2.50%, 11/01/51	4,860	3,439,952
Series I-1, (FHA), 2.55%, 11/01/45	1,200	907,195
Series I-1, (FHA), 2.65%, 11/01/50	3,205	2,303,049
Series I-1, (FHA), 2.70%, 11/01/55	950	681,872
New York City Industrial Development Agency, Refunding RB
(AGM), 3.00%, 03/01/49	775	625,519
3.00%, 03/01/49	605	470,207
Series A, Class A, (AGM), 3.00%, 01/01/37	155	138,037
Series A, Class A, (AGM), 3.00%, 01/01/39	155	136,430
Series A, Class A, (AGM), 3.00%, 01/01/40	110	96,294

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	$280	$280,435
Series C, Subordinate, 4.00%, 05/01/45	1,615	1,603,498
Series F-1, Subordinate, 4.00%, 02/01/51	1,105	1,085,970
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	310	313,432
New York City Water & Sewer System, Refunding RB, Series CC, 5.00%, 06/15/47	1,000	1,021,604
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38.	1,410	1,410,730
Series A, 6.25%, 06/01/41(a)	3,200	3,243,562
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/45	500	523,234
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50	5,005	4,160,416
Series 1, Class 1, 5.00%, 11/15/44(a)	6,005	6,063,453
Series 2, Class 2, 5.15%, 11/15/34(a)	420	431,875
Series 2, Class 2, 5.38%, 11/15/40(a)	1,450	1,496,323
Series A, 2.88%, 11/15/46	9,305	7,178,333
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	670	652,052
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,305	1,418,886
New York State Housing Finance Agency, RB, M/F Housing, Series L-1, (SONYMA), 2.50%, 11/01/45	1,605	1,200,994
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 3.00%, 01/01/46	900	700,894
New York State Urban Development Corp., RB, Series A, 3.00%, 03/15/50	930	767,753
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	640	679,657
AMT, 5.00%, 10/01/40	1,825	1,908,105
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/41	1,075	1,049,618
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 211, 3.75%, 10/01/43	1,190	1,091,431
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	620	675,122
Series A, 4.00%, 11/15/54	710	700,499
Series A, 5.00%, 11/15/54	—	—
Series A, 5.00%, 11/15/56	2,480	2,703,676
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	566,410
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	456	469,777
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	365	369,208

		75,498,712

North Carolina — 1.0%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	5,740	4,709,768
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	1,735	1,762,923
North Carolina Medical Care Commission, RB
4.00%, 11/01/52	400	391,541
Series A, 4.00%, 10/01/50	115	103,210

Security	Par (000)	Value

North Carolina (continued)
North Carolina Medical Care Commission, RB (continued)
Series A, 5.00%, 10/01/50.	$305	$319,471
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	550	632,294

		7,919,207

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	695	743,225
North Dakota Housing Finance Agency, RB, M/F Housing, Series A, 4.00%, 01/01/53	1,300	1,325,900

		2,069,125

Ohio — 5.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	210	205,242
Series A-2, Class 1, 4.00%, 06/01/38	210	205,057
Series A-2, Class 1, 4.00%, 06/01/39	210	204,886
Series A-2, Class 1, 3.00%, 06/01/48	1,505	1,106,043
Series A-2, Class 1, 4.00%, 06/01/48	550	514,319
Series B-2, Class 2, 5.00%, 06/01/55	10,715	10,418,077
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	2,000	2,000,432
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	290	306,362
Series A, 6.13%, 07/01/22(b)	820	825,878
Series A, 4.00%, 12/01/49	365	360,188
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	1,085	1,003,760
Series A, 3.75%, 08/15/50	755	655,997
County of Montgomery Ohio, Refunding RB
4.00%, 11/15/42	655	636,376
4.00%, 08/01/46	2,525	2,485,676
4.00%, 08/01/51	810	776,025
Northwest Local School District/Hamilton & Butler Counties, GO, 4.00%, 12/01/50	1,135	1,148,148
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	1,235	1,207,831
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	60	58,373
Ohio Housing Finance Agency, Refunding RB, (FHLMC, FNMA, GNMA), 3.25%, 09/01/52	4,565	4,538,710
Ohio State University/The, 4.00%, 12/01/48	5,700	5,891,007
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,470	2,524,750
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,000	1,028,664
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,250	2,184,043

		40,285,844

Oklahoma — 0.9%
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	768,638
Oklahoma Development Finance Authority, RB
Series B, 5.25%, 08/15/48	1,460	1,516,220
Series B, 5.50%, 08/15/57	625	653,872
Oklahoma State University, RB, Series A, 4.00%, 09/01/46	500	504,138

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma (continued)
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	$1,780	$1,804,023
Series C, 4.00%, 01/01/42	1,420	1,454,574

		6,701,465

Oregon — 1.0%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	510	259,908
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	1,210	1,169,225
Multnomah & Clackamas Counties School District No.10JT Gresham-Barlow, GO, CAB, Series A, (GTY), 0.00%, 06/15/38(c)	530	282,737
Oregon Health & Science University, RB
Series A, 4.00%, 07/01/37	675	686,289
Series A, 5.00%, 07/01/42	600	637,890
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	1,475	1,537,578
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,290	1,388,903
Salem-Keizer School District No.24J, GO, CAB, Series A, (GTY), 0.00%, 06/15/40(c)	1,980	931,143
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	115	105,154
Warm Springs Reservation Confederated Tribe, Refunding RB, Series B, 5.00%, 11/01/39(a)	650	718,064

		7,716,891

Pennsylvania — 6.4%
Altoona Area School District, GO, (BAM, SAW), 5.00%, 12/01/25(b)	110	50,330
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37(b)	2,500	2,582,393
Bucks County Industrial Development Authority, RB, 4.00%, 08/15/50	1,305	1,293,241
Commonwealth Financing Authority, RB
5.00%, 06/01/33	335	364,170
5.00%, 06/01/34	750	813,329
(AGM), 4.00%, 06/01/39	1,365	1,414,827
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	420	407,307
Delaware River Port Authority, RB, 4.50%, 01/01/24(b)	1,500	1,547,676
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	795	799,048
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/49	950	1,010,255
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	715	697,395
4.00%, 05/01/52	5,860	5,662,752
Series A, 5.00%, 09/01/43	905	970,375
Series A, 5.00%, 09/01/48	980	1,043,209
Series A, 4.00%, 09/01/49	1,380	1,368,303
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	470	455,203
AMT, 5.00%, 12/31/38	390	406,463
AMT, 5.00%, 06/30/42	2,455	2,557,005
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,905	1,942,637

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	$100	$77,929
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	1,680	1,686,812
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, AMT, 3.65%, 10/01/42	1,000	932,679
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
4.25%, 10/01/52(h)	3,125	3,237,044
Series 119, AMT, 3.50%, 10/01/36	1,030	978,019
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,380	1,429,445
Series C, 5.00%, 12/01/43	415	423,781
Sub-Series B-1, 5.25%, 06/01/47	1,170	1,242,218
Series A, Subordinate, 5.00%, 12/01/44	2,080	2,235,272
Series A, Subordinate, 4.00%, 12/01/49	1,075	1,039,148
Series A, Subordinate, 4.00%, 12/01/50	610	582,307
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	1,250	1,362,749
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	1,250	1,311,738
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	1,870	1,901,700
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	865	946,275
(SAW), 5.00%, 03/01/43	590	643,151
Swarthmore Borough Authority, RB, 5.00%, 09/15/48	1,900	2,102,567
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	1,290	1,402,568

		48,921,320

Puerto Rico — 6.1%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	1,115	1,141,148
5.63%, 05/15/43	1,200	1,220,592
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	4,505	4,522,322
Series A, Senior Lien, 5.13%, 07/01/37	1,270	1,275,094
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	9,061	9,173,538
Series A-1, Restructured, 5.00%, 07/01/58	17,440	17,851,235
Series A-2, Restructured, 4.33%, 07/01/40	2,508	2,486,953
Series A-2, Restructured, 4.78%, 07/01/58	2,097	2,132,592
Series B-1, Restructured, 4.75%, 07/01/53	425	430,203
Series B-2, Restructured, 4.78%, 07/01/58	412	416,944
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/46	18,474	5,190,400
Series A-1, Restructured, 0.00%, 07/01/51	1,442	302,070

		46,143,091

Rhode Island — 2.6%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM, GTD), 3.75%, 05/15/32	1,155	1,177,866
Rhode Island Housing and Mortgage Finance Corp., RB, M/F Housing, Series 3-B, (FHA), 4.13%, 10/01/49	480	461,354
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing, Series 76-A, 3.00%, 10/01/51	3,330	3,229,104

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island (continued)
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	$760	$672,323
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,000	1,034,033
Series A, 5.00%, 06/01/40	2,050	2,113,310
Series B, 4.50%, 06/01/45	6,005	6,069,494
Series B, 5.00%, 06/01/50	4,500	4,665,582

		19,423,066

South Carolina — 4.5%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/38	1,000	1,028,454
Series A, AMT, 6.00%, 07/01/38	1,695	1,753,762
Series A, AMT, 5.50%, 07/01/41	1,000	1,021,110
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	317,828
4.38%, 11/01/49	470	469,970
South Carolina Jobs-Economic Development Authority, RB(a)
5.00%, 01/01/40	485	460,504
5.00%, 01/01/55	845	754,632
South Carolina Jobs-Economic Development Authority, RB, COP
5.00%, 04/01/44	200	209,281
4.00%, 04/01/49	200	181,835
5.00%, 04/01/49	270	281,790
4.00%, 04/01/54	210	189,755
5.00%, 04/01/54	490	511,515
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/38	2,875	2,997,541
Series A, 5.00%, 05/01/43	1,680	1,804,352
Series A, 4.25%, 05/01/48	1,445	1,478,247
Series A, 5.00%, 05/01/48	3,030	3,238,870
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(b)	555	595,587
AMT, 5.00%, 07/01/55	710	744,486
South Carolina Public Service Authority, RB
Series A, 5.00%, 12/01/36	175	185,397
Series A, 5.50%, 12/01/54	4,450	4,594,852
Series E, 5.00%, 12/01/48	440	453,448
Series E, 5.50%, 12/01/53	2,500	2,562,452
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	1,035	1,069,155
Series E, 5.25%, 12/01/55	4,685	4,898,659
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 4.00%, 01/01/52	2,400	2,460,187

		34,263,669

South Dakota — 0.2%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/26(b)	740	781,900
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 09/01/50	705	682,446

		1,464,346

Security	Par (000)	Value

Tennessee — 1.9%
Chattanooga Health Educational & Housing Facility Board, RB(b)
Series A, 5.25%, 01/01/23	$1,950	$1,989,074
Series A, Catholic Health Services, 5.25%, 01/01/23	1,700	1,734,124
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	115	111,306
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	892,329
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	375	378,032
Johnson City Health & Educational Facilities Board, RB, Series A, 5.00%, 08/15/42	800	802,700
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,530	1,608,529
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	230	214,838
Series A, 5.25%, 10/01/58	2,860	3,049,915
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	2,500	2,638,563
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 1, 3.75%, 07/01/52	1,335	1,359,512

		14,778,922

Texas — 7.1%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	65	49,605
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	1,555	1,509,083
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(b)	430	438,933
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	440	451,345
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,520,111
City of Beaumont Texas, GO, 5.25%, 03/01/37(b)	2,340	2,402,347
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	225	225,511
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	130	137,533
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	1,175	1,273,600
Series A, AMT, 5.00%, 07/01/27	125	131,772
Sub-Series A, AMT, 4.00%, 07/01/47	690	673,740
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	850	923,422
El Paso Independent School District GO, (PSF), 4.00%, 08/15/48	3,000	3,071,160
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	890	914,821
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(b)	565	584,268
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(c)	11,690	4,048,539

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/24(b)(c)	$4,000	$2,260,884
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,240	2,307,713
Midland County Fresh Water Supply District No.1, RB, CAB(c)
Series A, 0.00%, 09/15/38	10,760	5,029,353
Series A, 0.00%, 09/15/40	2,525	1,084,475
Series A, 0.00%, 09/15/41	1,395	568,701
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.00%, 04/01/25(b)	145	154,795
Series A, 5.00%, 08/15/50(a)	455	459,142
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(b)(c)	2,415	1,132,299
North Texas Tollway Authority, Refunding RB
4.25%, 01/01/49	3,165	3,244,378
Series A, 5.00%, 01/01/48	1,060	1,131,371
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	2,635	2,618,452
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	1,820	1,869,704
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	1,355	1,356,333
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	945	1,026,924
Tarrant County Cultural Education Facilities Finance Corp., RB
4.00%, 10/01/47	290	286,268
Series B, 5.00%, 07/01/35	1,500	1,626,978
Series B, 5.00%, 07/01/48	3,330	3,567,649
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	255,722
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	145	147,536
Series A, (GNMA), 3.00%, 09/01/45(h)	680	565,604
Series A, (GNMA), 3.00%, 03/01/50(h)	1,130	917,594
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	1,095	1,128,759
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,085	1,152,401
Texas Transportation Commission, RB, CAB(c)
0.00%, 08/01/35	270	148,600
0.00%, 08/01/36	145	76,166
0.00%, 08/01/37	195	97,866
0.00%, 08/01/38	200	95,467
0.00%, 08/01/39	1,000	454,068
0.00%, 08/01/43	795	292,287
0.00%, 08/01/44	870	302,715
0.00%, 08/01/45	1,135	374,761

		54,090,755

Utah — 0.6%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	530	558,871
County of Utah UT, RB
Series A, 4.00%, 05/15/43	155	156,930
Series A, 3.00%, 05/15/50	710	572,714
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	665	697,174

Security	Par (000)	Value

Utah (continued)
Salt Lake City Corp. Airport Revenue, ARB (continued)
Series A, AMT, 5.00%, 07/01/48	$640	$672,285
Utah Charter School Finance Authority, RB
5.00%, 10/15/48	360	379,019
Series A, 5.00%, 06/15/39(a)	200	200,066
Utah Charter School Finance Authority, Refunding RB
5.00%, 06/15/40(a)	150	151,555
4.00%, 04/15/42	400	398,377
5.00%, 06/15/55(a)	385	373,046

		4,160,037

Vermont — 0.3%
University of Vermont and State Agricultural College, Refunding RB
4.00%, 10/01/37	500	506,044
5.00%, 10/01/43	1,470	1,599,000
Vermont Student Assistance Corp., RB, Series A, AMT, 4.13%, 06/15/30	295	296,223

		2,401,267

Virginia — 1.7%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	490	396,424
Hanover County Economic Development Authority, Refunding RB, Series A, 5.00%, 07/01/47	970	970,275
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/45	160	153,452
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/44	585	609,094
4.00%, 09/01/48	375	352,824
Virginia Housing Development Authority, RB, M/F Housing
Series 1, (FHLMC, FNMA, GNMA), 2.55%, 11/01/50	840	611,714
Series B, 4.00%, 06/01/53	385	366,379
Series D, 3.90%, 10/01/48	1,430	1,384,432
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 01/01/48(a)(e)	470	479,267
AMT, 5.00%, 12/31/52	2,330	2,405,431
Virginia Small Business Financing Authority, Refunding RB
AMT, Senior Lien, 5.25%, 01/01/32	950	955,695
AMT, Senior Lien, 6.00%, 01/01/37	3,900	3,924,820

		12,609,807

Washington — 2.6%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	440	370,507
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,470	1,533,964
Series C, AMT, 5.00%, 04/01/40	930	961,160
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	1,450	1,526,208
State of Washington, COP
Series B, 5.00%, 07/01/36	1,000	1,105,681
Series B, 5.00%, 07/01/37	3,910	4,313,903
Series B, 5.00%, 07/01/38	650	715,520
State of Washington, GO, Series C, 5.00%, 02/01/36	1,300	1,431,590
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(b)	2,820	2,893,210
Washington Health Care Facilities Authority, Refunding RB
5.00%, 09/01/55	285	308,413

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Washington Health Care Facilities Authority, Refunding RB (continued)
Series A, 4.00%, 08/01/44	$250	$240,607
Washington State Convention Center Public Facilities District RB, 3.00%, (h)	3,715	2,524,012
Washington State Housing Finance Commission, Refunding RB(a)
5.00%, 01/01/38	600	635,330
5.00%, 01/01/43	900	950,358

		19,510,463

West Virginia — 0.9%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	2,910	2,723,804
West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	4,055	4,059,456

		6,783,260

Wisconsin — 1.3%
Public Finance Authority, RB
Series A, 4.00%, 11/15/37	100	102,771
Series A, 5.00%, 07/15/39(a)	100	103,910
Series A, 5.00%, 10/15/40(a)	425	435,589
Series A, 5.00%, 11/15/41	270	296,944
Series A, 5.00%, 07/15/49(a)	245	251,628
Series A, 5.00%, 10/15/50(a)	540	545,920
Series A, 5.00%, 07/15/54(a)	115	117,641
Series A, 5.00%, 07/01/55(a)	300	300,029
Series A, 5.00%, 10/15/55(a)	560	563,519
Series A-1, 4.50%, 01/01/35(a)	230	211,879
Series A-1, 5.00%, 01/01/55(a)	305	278,592
Public Finance Authority, Refunding RB
5.00%, 09/01/49(a)	165	163,385
5.00%, 09/01/54(a)	130	127,772
Series A, 4.00%, 10/01/49	2,000	1,953,122
Series A, 5.00%, 11/15/49	335	355,506
AMT, 4.00%, 08/01/35	280	253,218
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	2,005	2,186,376
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 3.15%, 11/01/44	480	424,663
Series A, 4.45%, 05/01/57	575	578,379
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	665	691,250

		9,942,093

Wyoming — 0.4%
Wyoming Community Development Authority, RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 06/01/52	2,460	2,456,834
Wyoming Municipal Power Agency, Inc., Refunding RB, Series A, (BAM), 5.00%, 01/01/42(b)	330	365,453

		2,822,287

Total Municipal Bonds — 130.9% (Cost: $1,013,071,237)		996,346,454

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Arizona — 0.1%
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	$915	$916,388

California — 3.0%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(j)	3,896	3,914,281
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42(j)	1,451	1,588,930
Sacramento Area Flood Control Agency, Refunding SAB
5.00%, 10/01/47	8,384	9,057,784
Series A, 5.00%, 10/01/43	2,775	3,000,828
San Diego County Regional Airport Authority, ARB(j)
Series B, AMT, Subordinate, 4.00%, 07/01/56	1,592	1,485,597
Series B, AMT, Subordinate, 5.00%, 07/01/56	3,526	3,760,391

		22,807,811

Colorado — 1.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB(j)
Series A, AMT, 5.25%, 12/01/43	1,901	2,061,491
Series A, AMT, 5.25%, 12/01/48	1,664	1,798,020
Colorado Health Facilities Authority, Refunding RB(j)
Series A, 5.00%, 08/01/44	1,950	2,089,094
Series A, 4.00%, 08/01/49	2,490	2,358,707
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	4,650	4,661,665

		12,968,977

Connecticut — 0.8%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	5,687	5,970,146

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	1,300	1,303,832
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	1,299	1,285,437

		2,589,269

Florida — 1.4%
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	1,290	1,397,369
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,932	1,942,981
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	2,350	2,227,305
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(j)	1,771	1,688,569
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(j)	3,543	3,332,681

		10,588,905

Georgia — 0.7%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	3,647	3,567,850
Georgia Housing & Finance Authority, Refunding RB
Series A, 3.60%, 12/01/44	1,042	986,220
Series A, 3.70%, 06/01/49	1,012	954,014

		5,508,084

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Idaho — 0.2%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	$1,700	$1,710,839

Illinois — 1.2%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	480	481,002
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27	5	5,109
Series C, 4.00%, 02/15/41	2,033	2,036,979
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	825	861,431
Series B, 5.00%, 01/01/40	3,329	3,496,006
Series C, 5.00%, 01/01/38	2,252	2,343,383

		9,223,910

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,455	1,421,180

Louisiana — 1.0%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	2,043	2,062,011
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	4,105	4,142,503
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25	1,245	1,294,026

		7,498,540

Maryland — 1.8%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/46	3,014	3,217,617
Series A, 4.00%, 07/01/49	3,122	3,128,034
Maryland Stadium Authority, RB
(NPFGC), 5.00%, 05/01/42	1,740	1,905,502
(NPFGC), 5.00%, 05/01/47	4,894	5,403,734

		13,654,887

Massachusetts — 1.0%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	1,502	1,512,026
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	1,982	2,145,533
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	3,359	3,510,984

		7,168,543

Michigan — 2.0%
Michigan Finance Authority, RB(j)
4.00%, 02/15/47	5,486	5,358,650
Series A, 4.00%, 02/15/44	1,912	1,871,072
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	5,670	5,946,665
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,337	2,323,211

		15,499,598

Nevada — 0.3%
County of Clark Nevada, GO, Series A, 5.00%, 05/01/48	2,261	2,460,237

New Jersey — 1.1%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	8,610	8,480,379

Security	Par (000)	Value

New York — 7.4%
City of New York, GO
Series A-1, 4.00%, 08/01/50	$10,000	$9,963,222
Sub-Series-D1, Series D, 5.00%, 12/01/43(j)	2,620	2,837,039
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	3,990	4,041,463
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,907	2,926,772
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42(j)	1,395	1,395,094
New York City Water & Sewer System, Refunding RB
Series BB, 4.00%, 06/15/47	3,660	3,682,344
Series CC, 5.00%, 06/15/23	2,820	2,892,212
Series CC, 5.00%, 06/15/47	3,181	3,261,829
Series FF, 5.00%, 06/15/45	3,019	3,031,767
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	947	921,979
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	4,317	4,278,133
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	2,083	2,023,812
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/46	4,846	4,916,520
Series A, 4.00%, 03/15/49	5,696	5,647,095
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	854	808,363
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,210	3,370,145

		55,997,789

North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25	5,550	6,001,712
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	365	365,937

		6,367,649

Pennsylvania — 2.6%
Commonwealth of Pennsylvania, GO(j)
1st Series, 4.00%, 03/01/36	1,559	1,597,096
1st Series, 4.00%, 03/01/38	3,650	3,721,655
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(j)	2,996	2,905,187
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38(j)	2,596	2,646,079
Pennsylvania Turnpike Commission, RB, Sub- Series A, 5.50%, 12/01/42	4,019	4,302,288
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-2, (AGM), 5.00%, 06/01/35	1,640	1,763,271
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	2,533	2,672,436

		19,608,012

Rhode Island — 0.4%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22	1,140	1,149,504
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,982	1,969,987

		3,119,491

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 0.2%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(j)	$1,665	$1,557,234

Texas — 4.9%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	3,842	3,881,039
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23	4,560	4,659,484
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,297	2,363,096
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,858	2,023,211
Houston Community College System, GO, 4.00%, 02/15/23	4,394	4,462,880
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	1,095	1,121,788
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	1,504	1,504,952
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	3,794	3,797,899
San Antonio Water System, Refunding RB, Series C, Junior Lien, 5.00%, 05/15/46	1,515	1,617,919
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 11/15/38	4,456	4,582,324
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	1,498	1,366,662
Series A, (GNMA), 3.75%, 09/01/49	994	906,655
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	5,020	5,181,176

		37,469,085

Virginia — 2.2%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(j)	2,320	2,482,038
Fairfax County Industrial Development Authority, 4.00%, 05/15/42	4,868	4,988,455
Hampton Roads Transportation Accountability Commission, RB(j)
Series A, Senior Lien, 5.50%, 01/01/28	1,338	1,541,947
Series A, Senior Lien, 4.00%, 07/01/60	2,175	2,106,864
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	5,320	5,184,563

		16,303,867

Washington — 0.2%
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.13%, 08/15/43	1,445	1,460,061

West Virginia — 0.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,511	1,522,667

Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	2,059	2,066,204

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB (continued)
4.00%, 12/15/49(j)	$2,140	$2,078,886
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.10%, 11/01/43	1,342	1,347,966
Series A, 4.30%, 11/01/53	1,395	1,400,146
Series A, 4.45%, 05/01/57	1,678	1,684,957

		8,578,159

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.8% (Cost: $290,707,249)		280,451,707

Total Long-Term Investments — 167.7% (Cost: $1,303,778,486)		1,276,798,161

	Shares

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.25%(k)(l)	11,998,307	11,998,307

Total Short-Term Securities — 1.6% (Cost: $11,997,938)		11,998,307

Total Investments — 169.3% (Cost: $1,315,776,424)		1,288,796,468

Liabilities in Excess of Other Assets — (0.5)%		(3,656,442)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.1)%		(176,192,716)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.7)%		(347,800,000)

Net Assets Applicable to Common Shares — 100.0%		$761,147,310

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2024 to July 15, 2042, is $33,650,516. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$7,843,901	$4,158,310	(a)	$—	$(4,273)	$369	$11,998,307	11,998,307	$3,807	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	278	06/21/22	$33,095	$1,310,096
U.S. Long Bond	321	06/21/22	45,101	2,278,966
5-Year U.S. Treasury Note	294	06/30/22	33,093	917,993

				$4,507,055

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$4,507,055	$—	$4,507,055

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$615,457	$—	$615,457

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$4,746,936	$—	$4,746,936

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$55,375,633

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) April 30, 2022	BlackRock MuniHoldings Fund, Inc. (MHD)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$996,346,454	$—	$996,346,454
Municipal Bonds Transferred to Tender Option Bond Trusts	—	280,451,707	—	280,451,707
Short-Term Securities
Money Market Funds	11,998,307	—	—	11,998,307

	$11,998,307	$1,276,798,161	$—	$1,288,796,468

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$4,507,055	$—	$—	$4,507,055

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(176,042,422)	$—	$(176,042,422)
VMTP Shares at Liquidation Value	—	(347,800,000)	—	(347,800,000)

	$—	$(523,842,422)	$—	$(523,842,422)

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.7%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$805	$835,646
Series D, Sub Lien, 6.00%, 10/01/42	3,575	3,868,193

		4,703,839

Arizona — 0.8%
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	90	94,447
5.00%, 05/15/56	360	375,711
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	1,685	1,680,090

		2,150,248

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	2,455	2,263,694

California — 5.4%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	920	1,117,244
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23(b)	890	919,304
Series A, 4.00%, 04/01/45	390	378,516
Series A, 4.00%, 08/15/48	1,335	1,322,044
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	1,475	1,349,458
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	145	147,110
Series A, 5.25%, 08/15/49	370	375,054
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	225	237,259
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	1,495	1,496,401
California State Public Works Board, RB
4.00%, 11/01/41	445	456,126
Series I, 5.00%, 11/01/38	775	802,964
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/49	2,085	2,011,867
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/38	290	318,753
Series A, AMT, 5.00%, 05/15/39	310	339,374
Series A, AMT, 5.00%, 05/15/46	1,160	1,252,372
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 4.00%, 05/01/52	615	576,688
San Marcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/42(c)	2,000	894,570
State of California, Refunding GO, 3.00%, 12/01/46	500	419,525
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(b)	360	380,205

		14,794,834

Colorado — 2.0%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	1,705	1,931,709

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	$1,765	$1,709,101
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series B, (GNMA), 3.25%, 05/01/52	585	577,608
State of Colorado, COP, Series O, 4.00%, 03/15/44	1,275	1,285,939

		5,504,357

Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 3.50%, 11/15/51	470	471,513
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	330	341,736
Series A, 4.00%, 05/01/39	210	216,508

		1,029,757

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,165	1,215,100

District of Columbia — 6.1%
District of Columbia, Refunding RB
5.00%, 04/01/35	435	464,469
Series A, 6.00%, 07/01/23(b)	240	249,716
Catholic Health Services, 5.00%, 10/01/48	2,315	2,514,104
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/37	340	338,599
Series A, AMT, 4.00%, 10/01/38	340	335,926
Series A, AMT, 4.00%, 10/01/40	410	405,879
Series A, AMT, 4.00%, 10/01/41	885	874,096
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	765	756,823
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB(c)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33	6,590	4,215,999
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34	4,830	2,948,730
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35	6,515	3,788,453

		16,892,794

Florida — 6.6%
Broward County FL Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/47	210	213,136
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	195	212,923
Series A-1, 5.00%, 10/01/33	215	233,448
Series A-1, 5.00%, 10/01/34	215	232,770
Series A-1, 5.00%, 10/01/35	75	80,953
Celebration Pointe Community Development District, SAB(a)
5.00%, 05/01/32	450	463,603
5.00%, 05/01/48	1,120	1,134,603
Collier County Health Facilities Authority, RB, Series A, 5.00%, 05/01/48	1,190	1,270,724
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,340	1,389,879
County of Lee FL Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	1,275	1,385,465
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	325	327,670

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) April 30, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida Aviation Revenue, Refunding RB (continued)
Series A, 4.00%, 10/01/38	$325	$326,835
Series A, 4.00%, 10/01/39	240	240,940
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	215	223,872
Series A, 5.00%, 06/15/50	720	742,811
Series A, 5.00%, 06/15/55	435	447,213
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	1,275	1,278,991
Palm Beach County Health Facilities Authority, RB, 5.00%, 11/15/45	3,150	3,377,638
Sarasota County Florida Utility System Revenue, RB, Series A, 5.00%, 10/01/50	650	728,555
Village Community Development District No.10, SAB, 5.13%, 05/01/43	2,030	2,030,000
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,750	1,938,002

		18,280,031

Georgia — 5.1%
Development Authority for Fulton County, Refunding RB, 4.00%, 03/15/44	5,000	4,950,410
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	720	527,558
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 4.00%, 06/01/49	595	614,626
Glynn-Brunswick Memorial Hospital Authority, RB, 5.00%, 08/01/47	2,500	2,621,955
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	490	539,665
Series A, 5.00%, 05/15/36	490	541,363
Series A, 5.00%, 05/15/37	540	597,913
Series A, 5.00%, 05/15/38	295	327,184
Series A, 5.00%, 05/15/49	985	1,100,772
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	1,560	1,486,299
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 4.00%, 01/01/49	610	603,341
Series A, Subordinate, 4.00%, 01/01/51	225	225,163

		14,136,249

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	745	795,263

Illinois — 10.7%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,465	1,511,725
Series D, 5.00%, 12/01/46	1,915	1,951,164
Series H, 5.00%, 12/01/36	450	470,317
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,460	1,542,330
Series F, 5.00%, 12/01/24	615	643,455
Series G, 5.00%, 12/01/34	450	471,088
Chicago O’Hare International Airport, Refunding ARB, Series A, Senior Lien, 4.00%, 01/01/36	935	945,094

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois Waterworks Revenue, Refunding RB
2nd Lien, (AGM), 5.25%, 11/01/33	$260	$260,543
2nd Lien, 5.00%, 11/01/42	915	923,579
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	805	829,318
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	235	246,017
Series A, 5.00%, 02/15/50	130	135,901
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	1,290	1,419,473
Series A, 4.00%, 01/01/46	575	572,137
Series A, 5.00%, 01/01/46	1,500	1,661,433
Series C, 5.00%, 01/01/37	2,800	2,918,700
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	870	889,329
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/43(c)	5,175	1,943,647
State of Illinois, GO
5.00%, 02/01/39	1,540	1,565,704
Series A, 5.00%, 04/01/35	3,000	3,067,788
Series A, 5.00%, 04/01/38	3,490	3,568,860
University of Illinois, RB, Series A, 5.00%, 04/01/44	985	1,009,747
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	1,045	1,047,945

		29,595,294

Indiana — 2.5%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	790	844,068
AMT, 7.00%, 01/01/44	1,905	2,031,772
Indiana Finance Authority, RB(b)
Series A, AMT, 5.00%, 07/01/23	1,880	1,932,347
Series A, AMT, 5.25%, 07/01/23	405	416,277
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	285	282,417
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,270	1,291,496

		6,798,377

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Series B, 5.25%, 12/01/50(d)	2,810	2,943,455

Kentucky — 1.4%
Kentucky Economic Development Finance Authority, RB, Series A, Catholic Health Services, 5.25%, 01/01/23(b)	995	1,018,011
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	1,235	1,396,018
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43	1,200	1,310,968

		3,724,997

Louisiana — 1.8%
Louisiana Public Facilities Authority, Refunding RB, 4.00%, 12/15/50	2,000	2,023,452
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	315	315,387
Series A, 5.25%, 05/15/32	1,110	1,111,269

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.25%, 05/15/33	$1,040	$1,041,179
Series A, 5.25%, 05/15/35	505	516,523

		5,007,810

Maryland — 0.7%
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	420	443,731
Series B, (NPFGC), 7.00%, 07/01/22(e)	370	373,205
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	1,755	1,225,418

		2,042,354

Massachusetts — 1.5%
Massachusetts Development Finance Agency, Refunding RB(a)
4.00%, 10/01/32	215	227,437
4.13%, 10/01/42	470	496,459
Massachusetts Housing Finance Agency, RB, M/F Housing
Series C-1, 3.15%, 12/01/49	550	456,699
Series C-1, 3.25%, 12/01/54	2,030	1,671,299
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	1,110	1,192,280

		4,044,174

Michigan — 2.1%
Michigan Finance Authority, Refunding RB
5.00%, 12/01/48	2,000	2,135,352
Series A, 4.00%, 12/01/49	810	788,998
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	950	699,790
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	990	1,087,241
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,070	1,093,821

		5,805,202

Minnesota — 2.5%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,020	2,056,461
Series A, 5.25%, 02/15/53	2,045	2,206,486
Minnesota Housing Finance Agency, RB
(FHLMC, FNMA, GNMA), 3.50%, 07/01/52	1,785	1,797,359
Series A, (FHLMC, FNMA, GNMA), 2.75%, 07/01/42	340	280,257
Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	635	626,539

		6,967,102

Mississippi — 2.2%
State of Mississippi, RB
Series A, 5.00%, 10/15/37	1,000	1,091,275
Series A, 4.00%, 10/15/38	5,000	5,070,820

		6,162,095

Missouri — 4.2%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	2,885	2,808,002

Security	Par (000)	Value

Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	$245	$251,751
5.00%, 09/01/48	2,610	2,773,472
Series A, 4.00%, 07/01/46	595	575,934
Series C, 5.00%, 11/15/47	2,570	2,725,215
Missouri Housing Development Commission, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.50%, 05/01/52	2,315	2,331,765

		11,466,139

Nebraska — 1.1%
Central Plains Energy Project, RB
5.25%, 09/01/37	825	833,441
5.00%, 09/01/42	1,445	1,459,405
Nebraska Investment Finance Authority, RB, (FHLMC, FNMA, GNMA), 3.00%, 03/01/52	640	628,161

		2,921,007

New Hampshire(a) — 0.9%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	1,545	1,569,492
Series C, AMT, 4.88%, 11/01/42	805	820,025

		2,389,517

New Jersey — 16.6%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,675	1,729,900
5.25%, 11/01/44	1,525	1,571,735
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,655	1,649,686
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	510	495,759
4.00%, 11/01/39	405	391,857
5.00%, 06/15/49	2,295	2,429,524
Series EEE, 5.00%, 06/15/48	3,690	3,884,183
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,425	1,527,224
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	2,240	2,219,564
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	3,120	3,073,028
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	1,230	1,200,960
Series C, AMT, Subordinate, 5.00%, 12/01/52	1,245	1,286,166
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/44	1,270	1,287,456
Series BB, 5.00%, 06/15/50	4,120	4,333,894
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	730	740,091
Series E, 5.00%, 01/01/45	2,615	2,703,662
State of New Jersey, GO, Series A, 4.00%, 06/01/31	560	585,665
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	525	556,252
Sub-Series B, 5.00%, 06/01/46	13,345	14,165,878

		45,832,484

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) April 30, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico — 0.5%
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53	$480	$476,416
Series C, (FHLMC, FNMA, GNMA), 4.25%, 03/01/53	765	804,379

		1,280,795

New York — 12.3%
City of New York, GO, Series C, 5.00%, 08/01/42	1,115	1,230,071
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,960	1,967,715
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,585	1,662,969
Series C-1, 5.00%, 11/15/50	515	535,745
Series C-1, 5.25%, 11/15/55	760	822,471
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	520	490,951
Series A, 4.00%, 07/01/50	1,065	1,051,187
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,055	811,607
Series F-1, (FHA), 2.40%, 11/01/46	2,530	1,852,109
Series F-1, (FHA), 2.50%, 11/01/51	1,745	1,235,127
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	215	191,470
Series A, Class A, (AGM), 3.00%, 01/01/39	215	189,242
Series A, Class A, (AGM), 3.00%, 01/01/40	150	131,310
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	525	525,816
Series C, Subordinate, 4.00%, 05/01/45	1,080	1,072,308
Series F-1, Subordinate, 4.00%, 02/01/51	400	393,111
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	430	434,761
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,905	1,905,987
Series A, 6.25%, 06/01/41(a)	1,800	1,824,504
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50	1,815	1,508,722
Series 1, Class 1, 5.00%, 11/15/44(a)	2,860	2,887,839
Series 2, Class 2, 5.15%, 11/15/34(a)	340	349,613
Series 2, Class 2, 5.38%, 11/15/40(a)	850	877,155
Series A, 2.88%, 11/15/46	3,365	2,595,926
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,780	1,935,339
New York State Urban Development Corp., RB, Series A, 3.00%, 03/15/50	1,285	1,060,820
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	350	371,688
AMT, 5.00%, 10/01/40	1,000	1,045,537
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	850	925,571
Series A, 4.00%, 11/15/54	985	971,819
Series A, 5.00%, 11/15/56	885	964,820

		33,823,310

Security	Par (000)	Value

North Carolina — 1.1%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	$2,055	$1,686,163
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	630	640,139
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	530	609,301

		2,935,603

North Dakota — 0.5%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	950	1,015,919
North Dakota Housing Finance Agency, RB, M/F Housing, Series A, 4.00%, 01/01/53	470	479,364

		1,495,283

Ohio — 4.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	285	278,542
Series A-2, Class 1, 4.00%, 06/01/38	285	278,292
Series A-2, Class 1, 4.00%, 06/01/39	285	278,060
Series A-2, Class 1, 4.00%, 06/01/48	755	706,019
Series B-2, Class 2, 5.00%, 06/01/55	2,725	2,649,487
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	400	422,569
Series A, 6.13%, 07/01/22(b)	660	664,731
Series A, 4.00%, 12/01/49	505	498,342
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	590	545,823
Series A, 3.75%, 08/15/50	1,040	903,625
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	915	900,750
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	230	224,940
Ohio Housing Finance Agency, Refunding RB, (FHLMC, FNMA, GNMA), 3.25%, 09/01/52	1,655	1,645,469
Ohio State University/The, 4.00%, 12/01/48	2,065	2,134,198
State of Ohio, RB, AMT, 5.00%, 06/30/53	275	282,883

		12,413,730

Oklahoma — 1.9%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/57	1,155	1,208,355
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	2,050	2,077,667
Series C, 4.00%, 01/01/42	1,950	1,997,479

		5,283,501

Oregon — 1.3%
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	1,680	1,623,387
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,795	1,932,621

		3,556,008

Pennsylvania — 5.1%
Allentown Neighborhood Improvement Zone Development Authority, RB(a) Subordinate, 5.00%, 05/01/28	160	178,435

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Allentown Neighborhood Improvement Zone Development Authority, RB(a) (continued)
Subordinate, 5.13%, 05/01/32	$230	$252,680
Subordinate, 5.38%, 05/01/42	435	473,037
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	635	638,233
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/49	1,300	1,382,454
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 05/01/52	2,125	2,053,472
Series A, 5.00%, 09/01/43	1,220	1,308,130
Series A, 4.00%, 09/01/49	555	550,296
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	850	885,318
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,035	1,055,449
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	2,305	2,314,347
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, 4.25%, 10/01/52	1,135	1,175,694
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,144,592
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	675	686,443

		14,098,580

Puerto Rico — 6.5%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	675	690,829
5.63%, 05/15/43	690	701,840
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	2,430	2,439,343
Series A, Senior Lien, 5.13%, 07/01/37	695	697,788
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,843	1,865,890
Series A-1, Restructured, 5.00%, 07/01/58	6,807	6,967,509
Series A-2, Restructured, 4.33%, 07/01/40	85	84,287
Series A-2, Restructured, 4.78%, 07/01/58	2,941	2,990,918
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/46	3,564	1,001,331
Series A-1, Restructured, 0.00%, 07/01/51	1,971	412,885

		17,852,620

Rhode Island — 2.8%
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing, Series 76-A, 3.00%, 10/01/51	1,210	1,173,338
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	820	847,907
Series B, 4.50%, 06/01/45	2,645	2,673,408
Series B, 5.00%, 06/01/50	2,945	3,053,364

		7,748,017

South Carolina — 6.5%
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/36	2,505	2,619,010
5.00%, 11/15/47	1,350	1,445,921

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Refunding RB (continued)
Series A, 5.00%, 05/01/48	$3,060	$3,270,938
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	6,180	6,381,165
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	1,430	1,477,190
Series E, 5.25%, 12/01/55	1,735	1,814,125
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 4.00%, 01/01/52	870	891,818

		17,900,167

Tennessee — 1.2%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, Catholic Health Services, 5.25%, 01/01/23(b)	995	1,014,973
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	160	154,860
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	690	725,415
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	955	1,018,416
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 1, 3.75%, 07/01/52	485	493,905

		3,407,569

Texas — 6.0%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	2,160	2,096,217
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	775	798,240
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,155	1,254,768
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	745	774,007
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	670	672,108
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(b)	455	470,516
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	925	968,573
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	955	949,003
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,245	1,352,932
Tarrant County Cultural Education Facilities Finance Corp., RB
4.00%, 10/01/47	105	103,649
Series B, 5.00%, 07/01/48	4,545	4,869,358
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	1,000	1,032,207
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,140	1,210,818

		16,552,396

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) April 30, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 1.0%
County of Utah UT, RB
Series A, 4.00%, 05/15/43	$215	$217,677
Series A, 3.00%, 05/15/50	985	794,539
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	915	959,270
Series A, AMT, 5.00%, 07/01/48	875	919,140

		2,890,626

Virginia — 2.0%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	1,160	1,126,727
Lexington Industrial Development Authority, RB, Series A, 5.00%, 01/01/48	820	853,731
Virginia Small Business Financing Authority, Refunding RB
AMT, Senior Lien, 5.25%, 01/01/32	1,615	1,624,682
AMT, Senior Lien, 6.00%, 01/01/37	1,940	1,952,346

		5,557,486

Washington — 1.8%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,465	1,528,747
Series C, AMT, 5.00%, 04/01/40	755	780,297
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(b)	2,290	2,349,451
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	340	327,225

		4,985,720

West Virginia — 0.5%
West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	1,455	1,456,599

Wyoming — 0.3%
Wyoming Community Development Authority, RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 06/01/52	895	893,848

Total Municipal Bonds — 134.7% (Cost: $378,390,220)		371,598,031

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 3.0%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(g)	3,056	3,071,205
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	3,075	3,321,728
San Diego County Regional Airport Authority, ARB(g)
Series B, AMT, Subordinate, 4.00%, 07/01/56	579	534,297
Series B, AMT, Subordinate, 5.00%, 07/01/56	1,274	1,358,679

		8,285,909

Colorado — 0.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(g)	2,252	2,433,471

Security	Par (000)	Value

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	$1,798	$1,779,836

Georgia — 1.1%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,821	1,781,912
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	1,442	1,365,535

		3,147,447

Illinois — 1.2%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27	6	6,237
Series C, 4.00%, 02/15/41	3,219	3,224,647

		3,230,884

Massachusetts — 2.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,043	2,056,355
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	4,574	4,780,581

		6,836,936

New Jersey — 1.1%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	3,118	3,079,057

New York — 9.9%
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,308	1,273,208
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	5,956	5,902,239
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	2,884	2,802,202
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/46	6,617	6,712,648
Series A, 4.00%, 03/15/49	7,899	7,831,628
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,595	2,724,463

		27,246,388

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25	2,550	2,757,543

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub- Series A, 5.50%, 12/01/42	2,340	2,505,180

Rhode Island — 0.6%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22	1,530	1,542,756

Texas — 4.9%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	1,831	1,849,558
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23	2,520	2,574,978

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	$2,030	$2,031,685
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	6,900	7,121,537

		13,577,758

Virginia — 3.1%
Fairfax County Industrial Development Authority, 4.00%, 05/15/42	1,771	1,814,758
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(g)	2,145	2,077,804
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	4,780	4,658,311

		8,550,873

Wisconsin — 2.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	2,833	2,842,280
4.00%, 12/15/49(g)	2,940	2,856,039

		5,698,319

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.9% (Cost: $95,268,359)		90,672,357

Total Long-Term Investments — 167.6% (Cost: $473,658,579)		462,270,388

	Shares

Short-Term Securities

Money Market Funds — 5.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.25%(h)(i)	14,235,220	14,235,220

Total Short-Term Securities — 5.2% (Cost: $14,233,796)		14,235,220

Total Investments — 172.8% (Cost: $487,892,375)		476,505,608

Other Assets Less Liabilities — 0.0%		97,203

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.0)%		(60,773,846)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.8)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$275,828,965

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to July 1, 2029, is $8,199,786. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$655,154	$13,581,350	(a)	$—	$(2,622)	$1,338	$14,235,220	14,235,220	$4,185	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) April 30, 2022	BlackRock MuniVest Fund II, Inc. (MVT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	110	06/21/22	$13,095	$526,014
U.S. Long Bond	123	06/21/22	17,282	872,573
5-Year U.S. Treasury Note	98	06/30/22	11,031	296,296

				$1,694,883

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,694,883	$—	$1,694,883

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$189,101	$—	$189,101

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,786,485	$—	$1,786,485

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$20,644,781

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$371,598,031	$—	$371,598,031
Municipal Bonds Transferred to Tender Option Bond Trusts	—	90,672,357	—	90,672,357

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniVest Fund II, Inc. (MVT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$14,235,220	$—	$—	$14,235,220

	$14,235,220	$462,270,388	$—	$476,505,608

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$1,694,883	$—	$—	$1,694,883

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(60,725,900)	$—	$(60,725,900)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

	$—	$(200,725,900)	$—	$(200,725,900)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	65

Statements of Assets and Liabilities

April 30, 2022

	MUA	MUI	MHD	MVT

ASSETS
Investments, at value — unaffiliated(a)	$675,327,304	$1,734,847,577	$1,276,798,161	$462,270,388
Investments, at value — affiliated(b)	6,592,558	309,107	11,998,307	14,235,220
Cash	—	617,292	—	—
Cash pledged for futures contracts	1,126,000	3,449,000	1,969,000	743,000
Receivables:
Investments sold	835,104	18,425,795	4,156,407	1,124,722
Dividends — affiliated	1,949	1,172	1,411	2,888
Interest — unaffiliated	10,227,820	24,183,481	16,700,102	6,046,081
Variation margin on futures contracts	398,288	706,311	716,362	268,300
Deferred offering costs	66,159	—	—	—
Prepaid expenses	93,874	13,627	—	—

Total assets	694,669,056	1,782,553,362	1,312,339,750	484,690,599

ACCRUED LIABILITIES
Bank overdraft	4,790	—	1,185,485	458,059
Payables:
Investments purchased	—	33,806,796	15,611,712	6,041,301
TOB Trust	—	6,673,947	6,262,204	—
Accounting services fees	49,160	126,575	85,262	44,262
Custodian fees	3,364	11,960	6,979	3,025
Income dividend distributions — Common Shares	1,741,836	3,962,809	3,228,086	1,250,133
Interest expense and fees	43,413	142,919	150,294	47,946
Investment advisory fees	328,323	794,670	596,661	199,950
Offering costs	73,586	—	—	—
Directors’ and Officer’s fees	2,097	579,675	49,098	1,317
Other accrued expenses	15,249	31,922	28,913	12,341
Professional fees	235,068	111,743	76,302	63,061
Reorganization costs	—	395,681	51,472	—
Transfer agent fees	19,658	24,262	17,550	14,339

Total accrued liabilities	2,516,544	46,662,959	27,350,018	8,135,734

OTHER LIABILITIES
TOB Trust Certificates	41,711,683	180,857,841	176,042,422	60,725,900
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	174,914,674	561,375,145	—	—
VMTP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	—	—	347,800,000	140,000,000

Total other liabilities	216,626,357	742,232,986	523,842,422	200,725,900

Total liabilities	219,142,901	788,895,945	551,192,440	208,861,634

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$475,526,155	$993,657,417	$761,147,310	$275,828,965

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$512,580,433	$1,056,229,362	$808,007,673	$290,433,291
Accumulated loss	(37,054,278)	(62,571,945)	(46,860,363)	(14,604,326)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$475,526,155	$993,657,417	$761,147,310	$275,828,965

Net asset value per Common Share	$12.42	$13.45	$14.27	$12.91

(a) Investments, at cost — unaffiliated	$716,005,663	$1,787,856,626	$1,303,778,486	$473,658,579
(b) Investments, at cost — affiliated	$6,591,899	$309,107	$11,997,938	$14,233,796
(c) Preferred Shares outstanding	1,750	5,617	3,478	1,400
(d) Preferred Shares authorized	1,750	18,417	8,478	8,400
(e) Par value per Preferred Share	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	38,282,118	73,870,971	53,356,788	21,369,803
(g) Common Shares authorized	199,998,250	199,981,583	199,991,522	199,991,600
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2022

	MUA	MUI	MHD	MVT

INVESTMENT INCOME
Dividends — affiliated	$7,876	$2,552	$3,807	$4,185
Interest — unaffiliated	27,097,983	33,155,263	52,163,783	18,756,783

Total investment income	27,105,859	33,157,815	52,167,590	18,760,968

EXPENSES
Investment advisory	3,753,495	5,609,699	8,010,559	2,632,912
Accounting services	101,878	140,602	183,276	91,573
Offering	98,605	—	—	—
Transfer agent	59,884	46,063	52,546	31,844
Directors and Officer	32,980	13,808	52,977	19,806
Registration	12,528	13,122	11,432	8,400
Custodian	6,801	7,173	8,741	6,877
Liquidity fees	6,690	3,455	—	—
Remarketing fees on Preferred Shares	6,569	3,392	—	—
Reorganization	—	415,990	—	—
Miscellaneous	173,720	155,245	231,370	144,730

Total expenses excluding interest expense, fees and amortization of offering costs	4,253,150	6,408,549	8,550,901	2,936,142
Interest expense, fees and amortization of offering costs(a)	1,183,677	4,064,056	5,096,859	1,900,322

Total expenses	5,436,827	10,472,605	13,647,760	4,836,464
Less:
Fees waived and/or reimbursed by the Manager	(5,207)	(45,629)	(149,753)	(2,158)

Total expenses after fees waived and/or reimbursed	5,431,620	10,426,976	13,498,007	4,834,306

Net investment income	21,674,239	22,730,839	38,669,583	13,926,662

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,614,029	(6,975,329)	(65,024)	464,210
Investments — affiliated	(13,731)	(875)	(4,273)	(2,622)
Futures contracts	296,340	1,744,066	615,457	189,101

	3,896,638	(5,232,138)	546,160	650,689

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(91,533,190)	(117,533,094)	(167,087,429)	(58,916,303)
Investments — affiliated	659	—	369	1,338
Futures contracts	2,824,866	4,202,988	4,746,936	1,786,485

	(88,707,665)	(113,330,106)	(162,340,124)	(57,128,480)

Net realized and unrealized loss	(84,811,027)	(118,562,244)	(161,793,964)	(56,477,791)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(63,136,788)	$(95,831,405)	$(123,124,381)	$(42,551,129)

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Changes in Net Assets

	MUA		MUI

	Year Ended April 30,		Year Ended April 30,

	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$21,674,239	$22,721,507	$22,730,839	$24,510,091
Net realized gain (loss)	3,896,638	2,825,504	(5,232,138)	(45,151)
Net change in unrealized appreciation (depreciation)	(88,707,665)	68,045,700	(113,330,106)	56,855,315

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(63,136,788)	93,592,711	(95,831,405)	81,320,255

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(27,559,514)	(23,399,374)	(24,815,980)	(24,222,388)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	12,810,577	17,859,043	—	—
Net proceeds from the issuance of common shares due to reorganization	—	—	497,273,284	—
Reinvestment of common distributions	1,039,293	889,656	—	—
Redemption of common shares	—	—	(138)	—

Net increase in net assets derived from capital share transactions	13,849,870	18,748,699	497,273,146	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(76,846,432)	88,942,036	376,625,761	57,097,867
Beginning of year	552,372,587	463,430,551	617,031,656	559,933,789

End of year	$475,526,155	$552,372,587	$993,657,417	$617,031,656

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	MHD		MVT

	Year Ended April 30,		Year Ended April 30,

	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$38,669,583	$15,555,286	$13,926,662	$15,359,842
Net realized gain	546,160	527,251	650,689	527,383
Net change in unrealized appreciation (depreciation)	(162,340,124)	38,716,284	(57,128,480)	41,455,180

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(123,124,381)	54,798,821	(42,551,129)	57,342,405

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(38,806,925)	(12,698,865)	(14,996,026)	(14,660,494)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	665,215,154	—	—
Reinvestment of common distributions	—	—	471,214	—
Redemption of common shares	—	(424)	—	—

Net increase in net assets derived from capital share transactions	—	665,214,730	471,214	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(161,931,306)	707,314,686	(57,075,941)	42,681,911
Beginning of year	923,078,616	215,763,930	332,904,906	290,222,995

End of year	$761,147,310	$923,078,616	$275,828,965	$332,904,906

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Cash Flows

Year Ended April 30, 2022

	MUA	MUI	MHD	MVT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(63,136,788)	$(95,831,405)	$(123,124,381)	$(42,551,129)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments	155,519,525	238,881,861	230,216,732	73,567,681
Purchases of long-term investments	(303,864,530)	(257,551,203)	(205,556,972)	(66,423,815)
Net purchases of short-term securities	(7,873,055)	(183,463)	(4,158,310)	(13,581,350)
Amortization of premium and accretion of discount on investments and other fees	(662,579)	8,400,276	4,721,412	2,122,789
Net realized (gain) loss on investments	(3,600,298)	6,976,204	69,297	(461,588)
Net unrealized depreciation on investments	91,532,531	117,533,094	167,087,060	58,914,965

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(1,928)	(811)	(1,326)	(2,874)
Interest — unaffiliated	(1,488,559)	(769,787)	1,470,696	480,419
Variation margin on futures contracts	(398,288)	(706,311)	(716,362)	(268,300)
Prepaid expenses	(93,874)	59,827	253,623	18,849
Deferred offering costs	47,679	—	—	—

Increase (Decrease) in Liabilities
Payables
Accounting services fees	(17,683)	(26,022)	(96,280)	(17,744)
Custodian fees	(3,767)	(5,704)	(12,586)	(1,201)
Interest expense and fees	16,964	120,451	87,349	29,733
Investment advisory fees	49,157	(200,488)	(61,038)	(17,765)
Directors’ and Officer’s fees	966	(101,354)	(13,207)	373
Other accrued expenses	1,668	(96,529)	7,670	5,759
Professional fees	148,565	(17,419)	(97,405)	(6,471)
Reorganization costs	—	217,790	(370,513)	—
Transfer agent fees	3,147	3,359	(6,517)	3,383
Variation margin on futures contracts	(14,451)	(40,067)	(39,302)	(14,810)

Net cash provided by (used for) operating activities	(133,835,598)	16,662,299	69,659,640	11,796,904

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(26,735,590)	(24,815,979)	(38,806,925)	(14,523,062)
Payments for offering costs	6,911	—	—	—
Repayments of TOB Trust Certificates	(33,603,734)	(18,334,898)	(68,958,455)	(11,420,373)
Repayments of Loan for TOB Trust Certificates	—	(1,113,222)	(4,095,777)	(332,251)
Payments on Common Shares redeemed	—	(138)	—	—
Proceeds from issuance of VRDP Shares	175,000,000	—	—	—
Proceeds from TOB Trust Certificates	6,534,082	24,384,691	38,159,562	14,148,910
Proceeds from Loan for TOB Trust Certificates	—	1,113,222	4,095,777	332,251
Increase in bank overdraft	4,790	—	1,185,485	458,059
Amortization of deferred offering costs	1,304	836	—	—
Proceeds from issuance of Common Shares	13,455,273	—	—	—

Net cash provided by (used for) for financing activities	134,663,036	(18,765,488)	(68,420,333)	(11,336,466)

CASH
Net increase (decrease) in restricted and unrestricted cash	827,438	(2,103,189)	1,239,307	460,438
Restricted and unrestricted cash at beginning of year	298,562	6,169,481	729,693	282,562

Restricted and unrestricted cash at end of year	$1,126,000	$4,066,292	$1,969,000	$743,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,165,409	$3,942,769	$5,009,510	$1,870,589

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$1,039,293	$—	$—	$471,214

Fair value of investments acquired through reorganization	—	846,552,183	—	—

Net proceeds from the issuance of common shares due to reorganization	—	497,273,284	—	—

Net proceeds from the issuance of preferred shares due to reorganization	—	274,600,000	—	—

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (continued)

Year Ended April 30, 2022

	MUA	MUI	MHD	MVT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$617,292	$—	$—
Cash pledged
Futures contracts	1,126,000	3,449,000	1,969,000	743,000

	$1,126,000	$4,066,292	$1,969,000	$743,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Financial Highlights

(For a share outstanding throughout each period)

	MUA

	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.77	$12.83	$14.14	$14.01	$14.07

Net investment income(a)	0.57	0.62	0.63	0.67	0.68
Net realized and unrealized gain (loss)	(2.20)	1.96	(1.29)	0.12	(0.06)

Net increase (decrease) from investment operations	(1.63)	2.58	(0.66)	0.79	0.62

Distributions to Common Shareholders(b)

From net investment income	(0.58)	(0.64)	(0.63)	(0.66)	(0.68)
From net realized gain	(0.14)	—	(0.02)	—	—

Total distributions to Common Shareholders	(0.72)	(0.64)	(0.65)	(0.66)	(0.68)

Net asset value, end of year	$12.42	$14.77	$12.83	$14.14	$14.01

Market price, end of year	$11.90	$15.26	$12.48	$14.98	$13.21

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(11.63)%	20.41%	(5.03)%	5.97%	4.47%

Based on market price	(18.05)%	27.89%	(12.80)%	19.07%	(6.48)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	0.98%	0.81%	0.98%	1.01%	0.93%

Total expenses after fees waived and/or reimbursed	0.98%	0.80%	0.98%	1.01%	0.93%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)	0.77%	0.71%	0.69%	0.70%	0.69%

Net investment income to Common Shareholders	3.90%	4.39%	4.43%	4.77%	4.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$475,526	$552,373	$463,431	$509,645	$504,470

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$175,000	$—	$—	$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$371,729	$—	$—	$—	$—

Borrowings outstanding, end of year (000)	$41,712	$68,781	$69,232	$71,659	$71,925

Portfolio turnover rate	24%	19%	21%	19%	15%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUI

	Year Ended April 30,
	2022		2021		2020		2019		2018

Net asset value, beginning of year	$16.11		$14.62		$15.40		$14.93		$15.17

Net investment income(a)	0.56		0.64		0.56		0.56		0.59
Net realized and unrealized gain (loss)	(2.57)		1.48		(0.81)		0.47		(0.23)

Net increase (decrease) from investment operations	(2.01)		2.12		(0.25)		1.03		0.36

Distributions to Common Shareholders(b)
From net investment income	(0.65)		(0.63)		(0.53)		(0.53)		(0.60)
From net realized gain	—		—		—		(0.03)		(0.00	)(c)

Total distributions to Common Shareholders	(0.65)		(0.63)		(0.53)		(0.56)		(0.60)

Net asset value, end of year	$13.45		$16.11		$14.62		$15.40		$14.93

Market price, end of year	$12.26		$15.09		$13.13		$13.85		$13.01

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(12.79)%		15.08%		(1.41)%		7.68%		2.76%

Based on market price	(15.13)%		20.02%		(1.56)%		11.13%		(2.69)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.67	%(f)	1.58%		2.31%		2.63%		2.17%

Total expenses after fees waived and/or reimbursed	1.67	%(f)	1.58%		2.31%		2.63%		2.17%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.02	%(f)(g)	0.98	%(h)	0.97	%(h)	1.01	%(h)	0.97	%(h)

Net investment income to Common Shareholders	3.63%		4.05%		3.59%		3.73%		3.87%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$993,657		$617,032		$559,934		$589,887		$571,769

VRDP Shares outstanding at $ 100,000 liquidation value, end of year (000)	$561,700		$—		$—		$—		$—

Asset coverage per VRDP Shares at $ 100,000 liquidation value, end of year	$276,902		$—		$—		$—		$—

VMTP Shares outstanding at $ 100,000 liquidation value, end of year (000)	$—		$287,100		$287,100		$287,100		$287,100

Asset coverage per VMTP Shares at $ 100,000 liquidation value, end of year	$—		$314,919		$295,031		$305,464		$299,153

Borrowings outstanding, end of year (000)	$180,858		$93,069		$92,014		$93,421		$79,136

Portfolio turnover rate	25%		13%		20%		24%		34%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Amount is greater than $(0.005) per share.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.62%, 1.61% and 0.96%, respectively.

(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MHD

	Year Ended April 30,
	2022		2021		2020	2019	2018

Net asset value, beginning of year	$17.30		$15.18		$16.56	$16.41	$16.85

Net investment income(a)	0.72		0.78		0.74	0.81	0.88
Net realized and unrealized gain (loss)	(3.02)		2.07		(1.36)	0.22	(0.39)

Net increase (decrease) from investment operations	(2.30)		2.85		(0.62)	1.03	0.49

Distributions to Common Shareholders(b)
From net investment income	(0.73)		(0.73)		(0.76)	(0.83)	(0.92)
From net realized gain	(0.00	)(c)	—		—	(0.05)	(0.01)

Total distributions to Common Shareholders	(0.73)		(0.73)		(0.76)	(0.88)	(0.93)

Net asset value, end of year	$14.27		$17.30		$15.18	$16.56	$16.41

Market price, end of year	$12.87		$16.33		$13.91	$15.92	$14.98

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(13.64)%		19.31%		(4.02)%	6.84%	3.07%

Based on market price	(17.48)%		22.90%		(8.52)%	12.51%	(4.79)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.52%		1.56	%(f)	2.16%	2.47%	2.16%

Total expenses after fees waived and/or reimbursed	1.50%		1.51	%(f)	2.15%	2.47%	2.16%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)	0.93%		0.98	%(f)	0.97%	1.00%	1.01%

Net investment income to Common Shareholders	4.30%		4.59%		4.40%	4.98%	5.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$761,147		$923,079		$215,764	$235,029	$232,921

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$347,800		$347,800		$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$318,846		$365,405		$357,782	$380,799	$378,281

Borrowings outstanding, end of year (000)	$176,042		$213,104		$53,130	$52,674	$63,166

Portfolio turnover rate	15%		13%		21%	17%	12%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Amount is greater than $(0.005) per share.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.49%, 1.47% and 0.95%, respectively.

(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

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Financial Highlights (continued)

(For a share outstanding throughout each period)

	MVT

	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$15.60	$13.60	$14.87	$14.75	$15.19

Net investment income(a)	0.65	0.72	0.68	0.74	0.83
Net realized and unrealized gain (loss)	(2.64)	1.97	(1.27)	0.20	(0.41)

Net increase (decrease) from investment operations	(1.99)	2.69	(0.59)	0.94	0.42

Distributions to Common Shareholders(b)
From net investment income	(0.70)	(0.69)	(0.68)	(0.76)	(0.86)
From net realized gain	—	—	—	(0.06)	—

Total distributions to Common Shareholders	(0.70)	(0.69)	(0.68)	(0.82)	(0.86)

Net asset value, end of year	$12.91	$15.60	$13.60	$14.87	$14.75

Market price, end of year	$11.89	$15.15	$12.55	$14.29	$14.05

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(13.19)%	20.22%	(4.21)%	6.83%	2.79%

Based on market price	(17.67)%	26.52%	(8.02)%	7.78%	(3.74)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.49%	1.47%	2.14%	2.45%	2.11%

Total expenses after fees waived and/or reimbursed	1.49%	1.47%	2.13%	2.45%	2.11%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)	0.90%	0.90%	0.89%	0.91%	0.91%

Net investment income to Common Shareholders	4.28%	4.75%	4.51%	5.09%	5.44%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$275,829	$332,905	$290,223	$317,175	$314,261

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$140,000	$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$297,021	$337,789	$307,302	$326,553	$324,472

Borrowings outstanding, end of year (000)	$60,726	$57,997	$56,198	$47,982	$61,343

Portfolio turnover rate	14%	13%	18%	25%	11%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification

BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock Municipal Income Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On September 24, 2021, the Board of Directors of the Fund approved a change in the name of BlackRock Muni Intermediate Duration Fund, Inc., effective as of October 1, 2021, to BlackRock Municipal Income Fund, Inc.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board and shareholders of MUI (the “Acquiring Fund”) and the Board and shareholders of BlackRock MuniHoldings Investment Quality Fund (“MFL”), (the “Target Fund”) approved the reorganization of the Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of the Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 8, 2022, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

Each Preferred Shareholder of the Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MUI’s Share Class	Shares of MUI

MFL	Common	37,896,208	0.93874076	Common	35,574,705(a)
MFL	VRDP	2,746	1	VRDP	2,746

(a)	Net of fractional shares redeemed.

The Target Fund’s net assets and composition of net assets on April 8, 2022, the valuation date of the reorganization were as follows:

MFL

Net assets applicable to Common Shareholders	$497,273,284
Paid-in-capital	513,150,872
Accumulated loss	(15,877,588)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganization was $535,317,061. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganization amounted to $1,032,590,345. The Target Fund’s fair value and cost of financial instruments prior to the reorganization was as follows:

Target Fund	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value

MFL	$846,552,183	$858,217,170	$88,413,120	$274,600,000

The purpose of these transactions was to combine two funds managed by the Manager with similar investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 11, 2022.

Assuming the reorganization had been completed on May 1, 2021, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the year ended April 30, 2022, are as follows:

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Notes to Financial Statements   (continued)

• Net investment income (loss): $42,471,276

• Net realized and change in unrealized gain/loss on investments: $(198,977,307)

• Net decrease in net assets resulting from operations: $(156,506,031)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statements of Operations since April 11, 2022.

Reorganization costs incurred by MUI in connection with the reorganization were expensed by MUI. The Manager reimbursed MUI $42,542, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Prior Year Reorganization: The Board and shareholders of MHD (the “Acquiring Fund”) and the Board and shareholders of each of BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Bond Trust (“BBK”), BlackRock MuniHoldings Fund II, Inc. (“MUH”) and BlackRock MuniHoldings Quality Fund, Inc. (“MUS”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on March 5, 2021. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MHD’s Share Class	Shares of MHD

BAF	Common	8,749,418	0.89746185	Common	7,852,259	(a)
BBK	Common	10,522,957	0.96696817	Common	10,175,357	(a)
MUH	Common	11,336,282	0.92578578	Common	10,494,965	(a)
MUS	Common	13,018,276	0.81612104	Common	10,624,485	(a)
BAF	VMTP	422	1	VMTP	422
BBK	VMTP	799	1	VMTP	799
MUH	VMTP	550	1	VMTP	550
MUS	VMTP	870	1	VMTP	870

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on March 5, 2021, the valuation date of the reorganization were as follows:

	BAF	BBK	MUH	MUS

Net assets applicable to Common Shareholders	$133,431,549	$172,906,686	$178,338,366	$180,538,553
Paid-in-capital	123,568,480	148,932,221	155,728,501	167,933,515
Accumulated earnings	9,863,069	23,974,465	22,609,865	12,605,038

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganizations were $241,462,174. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganizations amounted to $906,677,328. Each Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value

BAF	$223,936,158	$207,836,363	$49,618,622	$42,200,000
BBK	277,541,340	250,542,078	33,649,476	79,900,000
MUH	278,307,330	252,425,263	49,204,091	55,000,000
MUS	291,481,501	268,355,737	29,367,864	87,000,000

The purpose of these transactions was to combine five funds managed by the Manager with the same, substantially similar (but not identical) or similar investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on March 8, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements   (continued)

Assuming the reorganization had been completed on May 1, 2020, the beginning of the fiscal reporting period of MHD, the pro forma results of operations for the year ended April 30, 2021, are as follows:

• Net investment income (loss): $41,679,250

• Net realized and change in unrealized gain/loss on investments: $101,416,927

• Net increase in net assets resulting from operations: $143,096,177

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in MHD’s Statement of Operations since March 8, 2021.

Reorganization costs incurred by MHD in connection with the reorganization were expensed by MHD. The Manager reimbursed the Fund $123,963.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

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Notes to Financial Statements   (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements   (continued)

Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MUA and MVT management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

MUA	$76,077	$236,677	$72,627	$385,381
MUI	157,316	393,628	109,408	660,352
MHD	301,492	805,432	278,850	1,385,774
MVT	93,979	239,030	74,555	407,564

For the year ended April 30, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

MUA	$60,414,042		$41,711,683		0.45% — 0.57%	$55,683,686	0.69%
MUI	324,196,146		180,857,841		0.47 — 0.54	92,932,034	0.71
MHD	280,451,707		176,042,422		0.45 — 0.64	198,663,878	0.70
MVT	90,672,357		60,725,900		0.45 — 0.61	59,464,490	0.68

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at April 30, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at April 30, 2022.

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Notes to Financial Statements   (continued)

For the year ended April 30, 2022, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans

MUI	$—	—%	$21,349	0.71%
MHD	—	—	89,770	0.69
MVT	—	—	7,282	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except MUI, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Fund Name	Investment Advisory Fees

MUA	0.55%
MHD	0.55
MVT	0.50

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Distribution Fees: MUA has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of MUA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of MUA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended April 30, 2022 amounted to $25,940.

Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may

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Notes to Financial Statements   (continued)

be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

MUA	$5,207
MUI	3,087
MHD	4,106
MVT	2,158

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended April 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.

With respect to MHD, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.01% of the average daily value of net assets through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2022, the amounts waived was $145,647.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

MUA	$303,864,530	$156,179,629
MUI	291,357,999	255,292,656
MHD	220,570,354	234,134,455
MVT	72,465,116	74,537,403

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

MUA	$(99,907)	$99,907
MUI	(374,284)	374,284

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/22	Year Ended 04/30/21

MUA
Tax-exempt income	$22,728,368	$23,078,942
Ordinary income	1,134,817	320,432
Long-term capital gains	4,493,321	—

	$28,356,506	$23,399,374

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Notes to Financial Statements   (continued)

Fund Name (continued)	Year Ended 04/30/22	Year Ended 04/30/21

MUI
Tax-exempt income	$28,218,624	$27,173,482
Ordinary income	224	647

	$28,218,848	$27,174,129

MHD
Tax-exempt income	$42,440,742	$13,947,656
Ordinary income	29,438	15,907
Long-term capital gains	47,830	—

	$42,518,010	$13,963,563

MVT
Tax-exempt income	$16,482,423	$16,096,972
Ordinary income	6,361	2,894

	$16,488,784	$16,099,866

As of April 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Loss(c)	Total

MUA	$—	$1,006,339	$6,857,840	$—	$(41,470,867)	$(3,447,590)	$(37,054,278)
MUI	1,393,670	—	—	(10,360,706)	(53,604,909)	—	(62,571,945)
MHD	2,356,459	100,776	—	(22,280,647)	(27,036,951)	—	(46,860,363)
MVT	—	55,092	—	(3,040,843)	(11,618,575)	—	(14,604,326)

(a)	Subject to limitation, amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the accrual of income on securities in default, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended April 30, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts

MHD	$5,015,541
MVT	2,228,618

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MUA	$680,752,975	$21,735,963	$(62,280,759)	$(40,544,796)
MUI	1,607,322,891	21,150,006	(74,174,054)	(53,024,048)
MHD	1,139,673,330	33,436,183	(60,427,150)	(26,990,967)
MVT	427,084,969	11,583,407	(22,888,668)	(11,305,261)

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. MUA’s prospectus provides details of the risks to which the Fund is subject.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

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Notes to Financial Statements   (continued)

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield

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Notes to Financial Statements   (continued)

securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each of Fund’s Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Fund Name	04/30/22	04/30/21

MUA	68,542	62,648
MVT	29,928	—

For the year ended April 30, 2022, shares issued and outstanding remained constant for MHD.

For the year ended April 30, 2022, Common Shares of MUI issued and outstanding increased by 35,574,715 as a result of the reorganization of MFL with and into MUI.

For the year ended April 30, 2022, Common Shares of MUI issued and outstanding decreased by 10 as a result of a redemption of fractional shares from the reorganization of MFL with and into MUI.

For the year ended April 30, 2021, Common Shares of MHD issued and outstanding increased by 39,147,091 as a result of the reorganization of BAF, BBK, MUH and MUS with and into MHD.

For the year ended April 30, 2021, Common Shares of MHD issued and outstanding decreased by 25 as a result of a redemption of fractional shares from the reorganization of BAF, BBK, MUH and MUS with and into MHD.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended April 30, 2022, the Funds did not repurchase any shares.

MUA has filed a prospectus with the SEC allowing it to issue an additional 5,500,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, MUA, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 5,129,166 Common Shares remain available for issuance under the Shelf Offering. During the year ended April 30, 2022, MUA issued 813,604 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.

Initial costs incurred by MUA in connection with its shelf offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from

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Notes to Financial Statements   (continued)

declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUA and MUI (for purposes of this section, each “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date

MUA	12/15/21	1,750	$175,000,000	01/01/52
MUI	04/07/22	2,871	287,100,000	04/07/52
	04/11/22	2,746	274,600,000	04/07/52

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MUA	MUI

Expiration date	04/30/24	04/30/23

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings

MUA	Aa2	N/A
MUI	Aa1	AA

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 04/30/22

MUA	12/15/21	04/15/24
MUI	04/07/22	04/15/23

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Notes to Financial Statements   (continued)

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended April 30, 2022, the annualized dividend rate for the VRDP Shares were as follows:

	MUA	MUI

Dividend rates	1.21%	1.31%

During the year ended April 30, 2022, MUA issued 1,750 shares.

During the year ended April 30, 2022, issued and outstanding VRDP Shares for MUI increased by 2,871 from the exchange of VMTP Shares and 2,746 due to the reorganization of MFL with and into MUI.

VMTP Shares

MHD and MVT (for purposes of this section, each a “VMTP Fund”), have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating

MHD	12/16/11	837	$83,700,000	07/02/23	Aa1	AA
	03/08/21	2,641	264,100,000	07/02/23	Aa1	AA
MVT	12/16/11	1,400	140,000,000	07/02/23	Aa1	AA

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to MHD and MVT, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MHD and MVT redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2022, the average annualized dividend rates for the VMTP Shares were as follows:

	MHD	MVT

Dividend rates	1.07%	1.07%

For the year ended April 30, 2022, VMTP Shares issued and outstanding of each VMTP Fund remained constant.

During the year ended April 30, 2022, all issued and outstanding VMTP Shares of MUI were redeemed in full in exchange for VRDP Shares.

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Notes to Financial Statements   (continued)

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization

MUA	$796,992	$ 1,304
MUI	3,402,868	836
MHD	3,711,085	—
MVT	1,492,758	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

MUA	05/02/22	05/16/22	06/01/22	$ 0.045500
	06/01/22	06/15/22	07/01/22	0.045500
MUI	05/02/22	05/16/22	06/01/22	0.054000
	06/01/22	06/15/22	07/01/22	0.054000
MHD	05/02/22	05/16/22	06/01/22	0.060500
	06/01/22	06/15/22	07/01/22	0.060500
MVT	05/02/22	05/16/22	06/01/22	0.058500
	06/01/22	06/15/22	07/01/22	0.050000

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)

Fund Name	Shares	Series	Declared

MUA	VRDP	W-7	$243,178
MUI	VRDP	W-7	720,515
MHD	VMTP	W-7	475,847
MVT	VMTP	W-7	191,543

(a)	Dividends declared for period May 1, 2022 to May 31, 2022.

On May 20, 2022, the Board approved a change in the fiscal year end (“FYE”) of MUA, MUI, MHD and MVT, effective as of July 31, 2022, as follows:

Fund Name	Current FYE	Approved FYE

MUA	April 30	July 31
MUI	April 30	July 31
MHD	April 30	July 31
MVT	April 30	July 31

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniAssets Fund, Inc., BlackRock Municipal Income Fund, Inc., BlackRock MuniHoldings Fund, Inc., and BlackRock MuniVest Fund II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock Municipal Income Fund, Inc. (formerly, BlackRock Muni Intermediate Duration Fund, Inc.), BlackRock MuniHoldings Fund, Inc., and BlackRock MuniVest Fund II, Inc. (the “Funds”), including the schedules of investments, as of April 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2022, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 28, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	89

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended April 30, 2022:

Fund Name	Exempt-Interest Dividends

MUA	$22,215,183
MUI	26,345,005
MHD	42,286,522
MVT	15,384,867
MFL	14,483,292	(a)

(a)	For the fiscal period ended April 8, 2022.

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

MHD	$47,830

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2022:

Fund Name	Interest Dividend

MUA	$629,264
MUI	224
MHD	130,214
MVT	58,583
MFL	212	(a)

(a)	For the fiscal period ended April 8, 2022.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2022:

Fund Name	Interest Related Dividends		Qualified Short-Term Capital Gains

MUA	$629,264		$970,012
MUI	224		—
MHD	130,214		—
MVT	58,583		—
MFL	212	(a)	—

(a)	For the fiscal period ended April 8, 2022.

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since April 30, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

BlackRock MuniAssets Fund, Inc. issued Variable Rate Demand Preferred Shares on December 15, 2021. The Fund’s limit on economic leverage of up to 25% of its total assets was removed in connection with the Fund’s issuance of Variable Rate Demand Preferred Shares.

Effective October 1, 2021, BlackRock Municipal Income Fund, Inc.’s non-fundamental policy to maintain a dollar-weighted average portfolio duration, as calculated by BlackRock Advisors, LLC, of three to ten years was eliminated.

Except as noted above, during each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock MuniAssets Fund, Inc. (MUA)

The Fund’s investment objective is to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. These ratings are currently Baa (Moody’s Investor Service Inc. (“Moody’s”)) or BBB (S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) or lower. These are fundamental policies of the Fund and, therefore, may not be changed without the approval of a majority of the Fund’s outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Variable Rate Demand Preferred Shares (the “VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less. The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

The Fund has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). In addition, the Fund reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of BlackRock Advisors, LLC (the “Manager”), prevailing market or financial conditions warrant. The Fund does not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. “Total assets” of the Fund means the Fund’s net assets plus the amount of any borrowings for investment purposes.

Ordinarily, the Fund does not intend to realize significant interest income that is subject to Federal income taxes. However, the Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”), which could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.

Investments in lower rated Municipal Bonds generally provide a higher yield and are less affected by interest rate fluctuations than higher rated tax-exempt securities of similar maturity but are subject to greater overall market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations.

The Fund seeks to reduce risk through investing in multiple issuers, credit analysis and monitoring of current developments regarding the obligor and trends in both the economy and financial markets. The Manager will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Fund. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors that will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Manager will vary the average maturity of the Fund’s portfolio securities based upon its assessment of economic and market conditions.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	91

Investment Objectives, Policies and Risks  (continued)

Leverage: The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

BlackRock Municipal Income Fund, Inc. (MUI)

The Fund’s investment objective is to provide common stockholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund’s investment objective and its policy of investing at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Series W-7 Variable Rate Demand Preferred Shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.

There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income.

Under normal market conditions, the Fund invests at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F- 1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A- 1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Manager believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.

If a percentage restriction on investment policies is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. “Duration” measures the sensitivity of a security’s price to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment’s value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio’s duration, the greater the change in the portfolio’s value in response to changes in interest rates. The Manager increases or reduces the Fund’s portfolio duration based on its interest rate outlook. When the Manager expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Manager expects interest rates to increase, it attempts to shorten the portfolio’s duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to

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Investment Objectives, Policies and Risks  (continued)

produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, the Manager believes that the yield and price volatility characteristics of an intermediate duration portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate duration portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer durations may be more attractive than individual intermediate duration Municipal Bonds.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income.

The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Fund’s Board of Directors (the “Board”) without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to seek to enhance return.

Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors of the Fund and the Manager will take into account, in assessing the quality of such bonds, both the creditworthiness of the issuer of such bonds and the creditworthiness of the financial institution that provides the credit enhancement.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax Exempt Securities”). Non- Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. While the Fund receives opinions of legal counsel to the effect that the income from the Non-Municipal Tax Exempt Securities in which the Fund invests is excludable from gross income for federal income tax purposes to the same extent as the underlying Municipal Bonds, the Internal Revenue Service (“IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling or take an adverse position with respect to the taxation of these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains. Interest received on certain otherwise tax exempt securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a federal alternative minimum tax. The percentage of the Fund’s total assets invested in “private activity bonds” will vary from time to time. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

BlackRock MuniHoldings Fund, Inc. (MHD)

The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in municipal bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Series W-7 Variable Rate Muni Term Preferred Shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that it will invest at least 75% of its total assets in a portfolio of municipal bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,”

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may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 25% of its total assets in municipal bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in municipal bonds whose issuers are located in the same state.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term municipal bonds.

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred stock.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

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Investment Objectives, Policies and Risks  (continued)

BlackRock MuniVest Fund II, Inc. (MVT)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”).

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s outstanding Series W-7 Variable Rate Muni Term Preferred Shares (the “VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.

Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the ”Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio

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Investment Objectives, Policies and Risks  (continued)

because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Managers’ belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

Rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

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Investment Objectives, Policies and Risks  (continued)

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of certain derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Variable Rate Demand Obligations Risk (MUI): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Repurchase Agreements and Purchase and Sale Contracts Risk (MUA): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Sector Risk (MUI): Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. To the extent that the Fund concentrates its investments in a particular sector, there is the risk that the Fund will perform poorly during a downturn in that sector.

Leverage Risk: With respect to MUA and MUI, the Fund uses leverage for investment purposes through the issuance of VRDP Shares. With respect to MHD and MVT, the Fund uses leverage for investment purposes through the issuance of VMTP Shares. The Fund also utilizes leverage for investment purposes by entering into derivative instruments with leverage embedded in them, such as TOB Residuals. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

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•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares..

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in TOB Trusts on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of

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Investment Objectives, Policies and Risks  (continued)

such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	99

Shareholder Update

The following includes additional required disclosures for MUA, which has an effective shelf offering registration statement as of the fiscal year ended April 30, 2022.

Summary of Fund Expenses

The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in MUA’s common shares.

MUA

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by MUA (as a percentage of offering price)(a)	0.01
Dividend Reinvestment Plan Fees	$0.02 per share for open market purchases of common shares (b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees	0.68%
Other expenses	0.30
Miscellaneous	0.09
Interest expense(c)	0.21
Total annual expenses	0.98
Fee waiver(d)	—
Total annual fund operating expenses after fee waiver(d)	0.98

(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)

Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by MUA. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)

Assumes the use of leverage in the form of tender option bond transactions and preferred shares representing 31% of Managed Assets at an annual cost of leverage to MUA of 0.98%, which is based on current market conditions. The actual amount of interest expense borne by MUA will vary over time in accordance with the level of MUA’s use of tender option bond transactions and variations in market interest rates, as well as preferred shares transactions and changes to agreement terms with counterparties. Interest expense is required to be treated as an expense of MUA for accounting purposes.

(d)

MUA and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of MUA’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2023. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees MUA pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by MUA (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of MUA (the “Independent Directors”)) or a majority of the outstanding voting securities of MUA), upon 90 days’ written notice by MUA to the Manager.

Expense Example

The following example illustrates MUA’s expenses (including the sales load of $10.00 and offering costs of $0.12) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 0.98% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$20	$41	$64	$129

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, MUA’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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Shareholder Update   (continued)

Share Price Data

The following table summarizes MUA’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

April 30, 2022	$14.44	$11.70	$14.36	$12.75	0.56%	(8.24)%	4,880,887
January 31, 2022	16.43	13.96	15.02	14.57	9.39	(4.19)	3,487,411
October 31, 2021	16.77	14.76	15.08	14.83	11.21	(0.47)	2,704,969
July 31, 2021	17.46	15.25	15.04	14.78	16.09	3.18	2,765,542
April 30, 2021	15.91	14.23	14.84	14.53	7.21	(2.06)	3,335,653
January 31, 2021	15.28	13.55	14.66	13.92	4.23	(2.66)	3,179,354
October 31, 2020	14.74	13.49	14.01	13.92	5.21	(3.09)	2,844,590
July 31, 2020	14.27	12.58	14.00	12.91	1.93	(2.56)	3,317,978

As of April 30, 2022, MUA’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share are $11.90, $12.42, and (4.19)% respectively.

Common shares of MUA have historically traded at both a premium and discount to NAV.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

Senior Securities

The following table sets forth information regarding MUA’s outstanding senior securities as of the end of each of MUA’s last ten fiscal years, as applicable. The information in this table has been audited by Deloitte & Touche LLP, independent registered public accounting firm. MUA’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

Fiscal Year Ended April 30,	Total Amount Outstanding (000)	Asset Coverage	(a)	Liquidating Preference	(b)	Type of Senior Security

2022	$175,000	$371,729		$100,000		VRDP Shares

(a)

Calculated by subtracting MUA’s total liabilities (not including VRDP Shares) from MUA’s total assets and dividing this by the amount of VRDP Shares outstanding, and by multiplying the results by 100,000.

(b)

Represents the amount to which a holder of preferred shares would be entitled upon the liquidation of MUA in preference to common shareholders, expressed as a dollar amount per preferred share. VRDP Shares are considered debt of the issuer; therefore, the liquidation preference approximates fair value.

S H A R E H O L D E R U P D A T E	101

Automatic Dividend Reinvestment Plan

Pursuant to MUA, MUI, MHD and MVT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MUA, MUI, MHD and MVT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA, MHD and MVT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 101 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 101 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 99 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 99 Portfolios	The Boeing Company.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	103

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust.

Karen P. Robards 1950	Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	69 RICs consisting of 99 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

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Director and Officer Information  (continued)

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 262 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)   Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	105

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Director of the Funds.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Directors of the Funds.

Effective May 31, 2022, Karen P. Robards retired as a Director of the Funds.

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Additional Information

Proxy Results

At a Joint Special Meeting of Shareholders of BlackRock Municipal Income Fund, Inc. (the “Acquiring Fund”), held on February 4, 2022, Fund shareholders were asked to vote on the following proposals:

Common and Preferred Shareholders

Proposal 2. The common shareholders and VMTP Holders of the Acquiring Fund were being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

MUI	18,947,177	1,312,463	476,265

Preferred Shareholders

Proposal 1(C). The holders of VMTP Shares (“VMTP Holders”) of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock MuniHoldings Investment Quality Fund (“MFL”) and the Acquiring Fund (the “Reorganization Agreement”) and the transactions contemplated therein.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

MUI	2,871	—	—

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

A D D I T I O N A L I N F O R M A T I O N	107

Additional Information  (continued)

General Information

The Funds (other than MUA) do not make available copies of their Statements of Additional Information because the Funds’ (other than MUA’s) shares are not continuously offered, which means that the Statement of Additional Information of each Fund (other than MUA) has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s (other than MUA’s) Statement of Additional Information may have become outdated.

MUA’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

The following information is a summary of certain changes since April 30, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

On November 2, 2021, MUI, MHD and MVT divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, each Fund amended and restated its Bylaws, with respect to MUI, MHD and MVT, to classify its Board of Directors and, with respect to MUA, MUI, MHD and MVT, to adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Effective November 2, 2021, MHD has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of MHD, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. MHD’s Bylaws also provide that the provisions of the MCSAA shall not apply to, among other things, the voting rights of the holders of any shares of preferred stock of MHD, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for MUA only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for MUA only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including for MUA only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

108	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time to time, MUA may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, MUA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above MUA’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow MUA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On August 26, 2021, MUA filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of MUA are not offers to sell MUA Common Shares or solicitations of an offer to buy MUA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of MUA contains important information about the Fund, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of MUA carefully and in its entirety before investing. Copies of the final prospectus for MUA can be obtained from BlackRock at blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	109

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGC-ICC	Assured Guaranty Corp. – Insured Custody Certificate

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GOL	General Obligation Ltd.

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

110	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-04/22-AR

(b) Not Applicable

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund II, Inc.	$36,006	$35,653	$0	$0	$16,000	$14,000	$420	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund II, Inc.	$16,420	$14,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 – Audit Committee of Listed Registrant

(a)	The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of

1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL , a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. Jaeckel and O’Connor have both been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography

Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of April 30, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	20	0	0	0	0	0
	$23.69 Billion	$0	$0	$0	$0	$0
Walter O’Connor	19	0	0	0	0	0

	$28.64 Billion	$0	$0	$0	$0	$0

(iv)    Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups..

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

    Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)  Beneficial Ownership of Securities – As of April 30, 2022:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: June 28, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund II, Inc.

Date: June 28, 2022